UNITED STATES

		  SECURITIES AND EXCHANGE COMMISSION

		       Washington, D.C.  20549

			      FORM N-CSR

	 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

		         INVESTMENT COMPANIES

	     Investment Company Act file number:  811-3752


		          THE MANAGERS FUNDS
      -----------------------------------------------------------
	   (Exact name of registrant as specified in charter)


	     40 Richards Avenue, Norwalk, Connecticut 06854
      -----------------------------------------------------------
	 (Address of principal executive offices)  (Zip code)


			 The Managers Funds LLC
	    40 Richards Avenue, Norwalk, Connecticut 06854
      -----------------------------------------------------------
		(Name and address of agent for service)

Registrant's telephone number, including area code:  (203) 857-5321

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2003 - DECEMBER 31, 2003
				(Annual Shareholder Report)


Item 1.  REPORT TO SHAREHOLDERS.
====================================================================

				   MANAGERS
				-------------
				ANNUAL REPORT
				-------------

[Managers Funds logo omitted]

The Managers Funds:

Value Fund, Capital Appreciation Fund, Small Company Fund,
Special Equity Fund, International Equity Fund, Emerging Markets
Equity Fund, Bond Fund, Global Bond Fund

Dated December 31, 2003

Table of Contents



Letter to Shareholders 				 1

The Managers Funds Performance			 3
  Complete performance table for all of
   The Managers Funds and Managers AMG
   Funds as of December 31, 2003

Investment Managers' Comments and Schedules
 of Portfolio Investments Value Fund		 5
  Capital Appreciation Fund			10
  Small Company Fund				16
  Special Equity Fund				20
  International Equity Fund			28
  Emerging Markets Equity Fund			35
  Bond Fund					40
  Global Bond Fund				47

Notes to Schedules of Portfolio
 Investments					52

Financial Statements
 Statements of Assets and Liabilities		53
  Funds' balance sheet, net asset value
   (NAV)per share computation and
   cumulative undistributed amount
 Statements of Operations			55
  Detail of sources of income, Fund
   expenses, and realized and unrealized
   gains (losses)during the period
 Statements of Changes in Net Assets		57
  Detail of changes in Fund assets for
   the past two periods

Financial Highlights				61
 Historical net asset values per share,
  distributions, total returns, expense
  ratios, turnover ratios and net assets
  for each Fund

Notes to Financial Statements			66
 Accounting and distribution policies,
  details of agreements and transactions
  with Fund management and description of
  certain investment risks

Report of Independent Auditors			72

Trustees and Officers				73


Founded in 1983, The Managers Funds offers individual and institutional investors access to the experience and discipline of some of the world's most highly regarded investment professionals.

Letter to Shareholders
--------------------------------------------------------------
Dear Fellow Shareholder:

It has been a tumultuous year by any standard, and from most perspectives, not one that we should want to repeat. However, happily it has been a profitable year for most investors as stock markets around the world rebounded from a three year slump, the economies of many countries displayed solid evidence that they are expanding, and because inflation seemed to remain tame, bond markets provided acceptable returns, particularly in the credit sectors. One reason for this fortunate trend is that investors, business managers and consumers have become less risk averse, and this is most likely because their perceived risks have been significantly reduced. Although the war in Iraq lingers on, the swift initial success of the invasion without the release of chemical weapons, the loss of thousands of lives, the destruction of major oil fields or any major terrorist retaliation, was a considerable relief. These were serious risks that weighed on the economy and the financial markets before the war that, while certainly not eliminated, were significantly reduced by mid-year. This trend had important ramifications for the shape and breadth of the market rally. Across both equity and bond markets, the most speculative, riskiest issues tended to perform best.

We are pleased to report that all of the Managers Funds participated in this rally. All of the equity Funds included within this report returned more than 25% for the year. This performance was led by Managers Emerging Markets Fund, which returned 51.20% and the two small capitalization stock Funds which each rose more than 40% for the year. Although bond yields began the year relatively low, and remained low, the two bond Funds included in this report provided double-digit returns for the year. Managers Bond Fund returned 10.77% due in large part to appreciation of its corporate bonds holdings, which responded very well to the improving economy. Managers Global Bond Fund returned 20.69% as it also rode the rally in corporate credits but also benefited from the appreciation of most foreign currencies against the U.S. Dollar.

Consistent with our policy of constantly monitoring and evaluating our subadvisors, we found it necessary to make a few subadvisor changes during the year. In June, we made a replacement within Managers Capital Appreciation Fund, tapping Bramwell Capital Management, headed by its founder Elizabeth Bramwell. In late August, Willy Holzer, who had been managing a portion of Managers International Equity Fund for more than twelve years resigned from Deutsche Asset Management and, along with the core of his investment team, joined Lazard Asset Management. After a thorough review of many possible courses of action, the Fund's Trustees approved our recommendation to re-hire Mr. Holzer and his investment team at Lazard. We believe that this is a particularly good example of the benefits and flexibility of utilizing subadvisors to manage our Funds. Not only were we able to retain the services of an exceptional and experienced investment manager, but we were able to do so with minimal disruption to the portfolio. This structure served well again later in the year when Gary Pilgrim, the lead portfolio manager at Pilgrim Baxter & Associates, one of the subadvisors of Managers Special Equity Fund, abruptly retired from his firm. We completed a swift yet comprehensive investment manager search and recommended Craig Lewis of Essex Investment Management. The Trustees appointed Essex in mid-December and the shareholders now have an opportunity to approve this replacement in an ongoing proxy vote. Detailed descriptions of the investment philosophies and processes of these new subadvisors are included within this report.

During 2003, before news of any mutual fund scandals were reported, we also initiated policy changes within a few of our Funds in order to further discourage rapid cycling of those Funds' shares. The subject of mutual fund timing became highly publicized in the last four months of 2003 and certain firms in the mutual fund industry have faced serious charges with respect to whether they and their principals fulfilled their fiduciary duty to their clients. We have long had a number of processes and procedures in place that are designed to deter and prohibit potentially excessive trading activity in our Funds and we constantly evaluate and update these procedures. In February of 2003 we instituted a more rigorous policy of fair value pricing for Managers International Equity Fund and Managers Emerging Markets Equity Fund in order to reduce the opportunity to arbitrage foreign securities and shares of our Funds. In August we recommended to the Trustees a policy for both of these Funds along with Managers Global Bond Fund to charge a redemption fee on any Fund Shares redeemed within 60 days of their purchase. The proceeds of these fees are reimbursed to the respective Fund 's net assets. These policies along with the long-standing policies that we have in place for all of our Funds are outlined in our Funds' prospectus. Please be assured that we at Managers put our clients ' interests first and foremost, and we will do everything within our power to continue to fulfill the trust that you have placed in us. We will continue to review and, if necessary, modify our policies, procedures and practices in an effort to ensure that we are fulfilling our commitment to our clients and operating in compliance with all applicable laws, rules and regulations.

Included in this report are brief reviews of each subadvisor's investment philosophy and process along with discussions of the investment results of each Fund for the year and some comments regarding how each portfolio is positioned for the coming year. To make a broad categorization, most of our portfolio managers are cautiously optimistic about their portfolios' prospects for 2004. They are generally optimistic that the current trends in economic growth and corporate profits

--------------------------------------------------------------
will continue even while they are quite cautious about the unpredictable risks that remain, such as terrorist activities. While presidential election years have tended to be positive for the market, they have also tended to be more volatile. Volatility creates opportunity.

In addition to the written reviews, this report contains detailed financial statements for each Fund and a listing of each portfolio as of December 31'st, 2003. In addition, page 3 of this report contains a table with the performance of all of the Funds within The Managers Funds family over various trailing time periods. As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersfunds.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment in The Managers Funds.

Sincerely,

/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President & CEO
The Managers Funds LLC


/s/ Thomas G. Hoffman
----------------------
Thomas G. Hoffman, CFA
Director of Research
The Managers Funds LLC

--------------------------------------------------------------
The Managers Funds and
Managers AMG Funds Performance (unaudited)
All periods ended December 31, 2003
--------------------------------------------------------------


The Managers Funds:	 1	  3	 5	 10		Since	  Inception
Equity Funds:		Year	 Years  Years   Years		Inception  Date
			----	 -----  -----   -----		--------- ---------
					Average Annual Total Returns (1)
					--------------------------------
Value			27.39%  (0.03)%  2.70%   9.94%		11.81%	 Oct. '84
Capital Appreciation	25.05%  (15.89)% (1.24)% 9.55%		12.52%	 Jun. '84
Small Company (2)	43.59%  (0.36)%   -      -   		(2.36)%	 Jun. '00
Special Equity		42.50%   0.73%    8.94%  12.10%		13.99%	 Jun. '84
International Equity	33.21%  (5.26)%  (0.50)%  5.17%		 9.80%	 Dec. '85
Emerging Markets
 Equity(2)		51.20%  11.44%    14.03%   -   		 7.03%	 Feb. '98

Income Funds:
Money Market (2)	 0.64%  1.94%     3.35%   4.14%		 5.23%	 Jun. '84
Short Duration
 Government (2)		 2.47%  4.70%     4.63%   5.07%		 5.11%	 Mar. '92
Intermediate Duration
 Government (2)		 3.40%  6.71%     6.14%   6.53%		 7.38%	 Mar. '92
Total Return Bond (2)	 3.37%   -          -       -   	 3.37%	 Dec. '02
Bond (2)		10.77%  10.46%    8.86%   8.31%		10.22%	 Jun. '84
Global Bond		20.69%  11.22%    4.03%    -   		 6.09%	 Mar. '94
-------------------------------------------------------------------------------------
Managers AMG Funds:
Essex Aggressive Growth
  Institutional Class	34.15%   -     	    -      -   		(6.39)%	 Mar. '02
Essex Aggressive Growth
  Investor Class (2)	33.72% (13.06)%     -	   -		(1.88)%	 Nov. '99
Essex Large Cap
 Growth (2,5)		  -      -          -	   -		 12.30%	 Jun. '03
Rorer Large-Cap (2)	22.08%   -          -	   -		(1.52)%	 Dec. '01
Rorer Mid-Cap (2)	31.37%   -     	    -	   -		  7.57%	 Dec. '01
Systematic Value (2)	33.79%   -     	    -	   -		  6.75%	 Apr. '02
Burridge Small
 Cap Growth (2,3)	66.41%  19.68%      -	   -		 16.47%	 Sep. '00
-------------------------------------------------------------------------------------
First Quadrant
 Tax-Managed Equity (2,4)
  Before Taxes		29.29% (1.22)%      -	   -		(0.17)%	 Dec. '00
  After Taxes on
   Distributions	29.08% (1.38)%      -	   -		(0.33)%
  After Taxes on
   Distributions and
   Sale of Fund Shares	19.02% (1.13)%      -	   -		(0.25)%
-------------------------------------------------------------------------------------


See the Notes to the Performance Table on the following page.

--------------------------------------------------------------
The Managers Funds and
Managers AMG Funds Performance (unaudited)
Notes to the Performance Table
--------------------------------------------------------------

Past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. An investment in Managers Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additional risks are associated with investing in international and emerging markets, and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility. For more information regarding The Managers Funds and Managers AMG Funds, including fees, expenses and risks, please call (800)835-3879 or visit our website at www.managersfunds.com for a Prospectus. Please read the Prospectus carefully before you invest or send money. The Prospectus is not an offer to sell shares in the Funds. Distributed by Managers Distributors, Inc., member NASD.

(1) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

(2) From time to time, the Fund's advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

(3) The "Since Inception" return, and returns for all periods beginning prior to 6/25/02, for the Burridge Small Cap Growth Fund reflect performance linked with a "Predecessor Account" which began operations on September 28, 2000. The Predecessor Account's objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund's. The Predecessor Account was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the Predecessor Account had been registered as a mutual fund, the Account's performance may have been adversely affected. The performance of the Predecessor Account was calculated according to the standardized SEC method.

(4) After-tax returns are calculated by Lipper using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor 's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)plans or individual retirement accounts.

(5) Not Annualized

Managers Value Fund Value				Value
----------------------------------------------------------------
Managers Value Fund ("Value") is a value oriented stock fund seeking long-term capital appreciation through a diversified portfolio of medium and large capitalization companies. Managers currently utilizes two independent subadvisors who each manage approximately half of the total portfolio: a team led by Jeffrey Shaw of Armstrong Shaw Associates Inc. ("Armstrong Shaw"), hired in March 2000,and a team led by John Liang of Osprey Partners Investment Management ("Osprey"), hired in September 2001.

The Portfolio Managers

Armstrong Shaw Associates Inc.
------------------------------
Jeff Shaw and the investment management team at Armstrong Shaw take a disciplined absolute value approach to investing in the equity market. Their goal is to purchase companies that are selling at a substantial discount to intrinsic value. Shaw defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. This approach permits price appreciation, if the stock grows into its intrinsic value, while limiting the risk of significant price depreciation.
Shaw begins by screening the universe of domestic stocks for those with market caps more than $2.5 billion, P/E ratios below the market average, EPS growth better than 10% and return on equity better than 15%. Shaw might also search for certain events or special situations such as restructurings, industry events, or legislative changes. After narrowing the universe to about 200 mid-and large-cap names, the investment team analyzes the companies by speaking with management, suppliers and customers and examining financial statements. Qualitatively, Shaw prefers companies with discernable business franchises and a management team with a successful track record. The importance of a strong business model and management team in Shaw's approach cannot be overemphasized. Unlike a deep value manager where price is the main concern, Shaw is willing to pay a bit more for a company with a strong business plan as long as the price is still below what he estimates as the intrinsic value. Quantitatively, the team compares the stock prices to cash flows, EPS, sales, etc. Shaw will estimate the stock's intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value.
This results in a portfolio of 30-40 of the team's best ideas. Another 100 or so remain on a watch list for future consideration. Shaw sets target prices on these stocks that reflect his expectation of 30-50% price appreciation over the next 2-3 years. Thus, turnover tends to be low. The portfolio's performance is driven by each stock's appreciation toward its intrinsic value along with rising intrinsic value in response to improved business or industry outlooks. Armstrong Shaw will sell a position when a price target is reached, the company's fundamentals deteriorate, or if it reports below-expectation financial results. Additionally, a drop in price of 25% from average cost triggers an automatic review process for potential sale.

Osprey Partners Investment Management, LLC
------------------------------------------
As traditional value investors, John Liang and the investment team at Osprey Partners Investment Management seek to identify undervalued stocks with low price to earnings (P/E) and price to cash flow (P/CF) ratios. At the same time, Osprey's investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.
The initial step is to screen the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500. The analysts will also review other metrics to determine which companies warrant further investigation, favoring companies with low debt to capital, low price to cash flow, and low price to book ratios. The next step of the process is to determine the strength and risks of each company's business. Each idea is presented to the Research Committee, which determines which securities warrant further analysis and which should be considered for inclusion in the portfolio. The analysts focus on each company's balance sheet and income statement, earnings quality and sustainability, and profit margin trends. An in-depth assessment of management's capability and reputation is crucial because many of the companies that Osprey considers have either fallen in price or have not risen as much as some of their peers. Thus, Osprey analysts meet management to review the company's business models, use of cash, competitiveness, and any acquisition strategies. John and the analysts also monitor the macroeconomic backdrop to determine how industry-level factors could affect a company's competitiveness or business plan. All of this is intended to identify well-managed companies that are strong competitors. After all research is completed, purchase ideas are considered by the firm's Investment Committee. This group is responsible for all portfolio management decisions, most

							Value
-----------------------------------------------------------------
importantly what stocks to buy or sell and when to add to or trim a position. In order to purchase a stock, the group must reach a consensus, and an initial position is typically 2%. Industry exposure is monitored to ensure diversification; no industry can comprise more than 15% of the portfolio.

The portfolio will typically consist of 35-45 stocks spread among 15-20 industry groups. A position is sold when the P/E ratio exceeds the P/E ratio of the market, when it appreciates to a predetermined price target, if fundamentals change, or if a better idea should present itself. Additionally, a 20% drop relative to the market prompts a review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of 2 years or more; and the portfolio turnover has been 25% to 40% annually.

The Year in Review
------------------
For the year 2003, the Managers Value Fund gained 27.39% compared with a gain of 28.68% for the S&P 500. It was the Fund's best annual return since 1995 and its fourth best annual return since inception. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 30% for the year and, by most measures, it was the first calendar year rise for the U.S. equity market since 1999, and its best year since 1997.

Equity markets started the year on a downward note as investors faced worries of a weak economy, accounting scandals, threats of terrorism, and uncertainty and fear about the duration and outcome of a war in Iraq. Investors discounted business and economic fundamentals and focused on the war, which was the main market driver. This downward trend changed in late March as investors were able to overlook a war, a plummeting dollar, higher oil prices and instead focused on low inflation, strong economic growth, an improving labor market, increases in capital spending and better corporate profits. In addition, the Fed continued to stimulate growth by reducing the short-term rates to 1% in June, a rate not seen since 1958.On the economic front, various reports set new records not seen in two decades. Third quarter 2003 real GDP rose at the fastest annualized pace (+8.2%) in 20 years, third quarter non-farm productivity had its largest quarterly increase (+9.4%) in 20 years, the ISM (formerly NAPM) survey of manufacturing activity also reached a 20-year high, housing starts reached a 17-year high in November and the inventory-sales ratio fell to its lowest reading on record.
All of the above mentioned factors prompted investors to focus on risky and economically sensitive stocks, particularly technology, cyclical, and small capitalization issues. Information technology (+47%) led the 2003 market recovery with materials (+38%), consumer discretionary (+37%), industrials (+32%) and financials (+31%) all beating the S&P 500 market return as investors focused on cyclical stocks in the face of an improving market recovery. Strong performance from the IT sector was driven by solid returns from internet software, semiconductor and communications equipment manufacturing companies. The materials sector got a boost in the fourth quarter as commodity manufacturers benefited from decreased competition from foreign products amid a declining dollar, strong demand from consumer oriented markets in the U.S. and rising demand from China, which lifted commodity prices. Especially strong within this sector were gold mining stocks strengthened by surging gold prices. Telecommunications and healthcare sectors lagged the market rally. Telecom companies continued to be hurt by poor earnings and healthcare companies lagged due to worries over drug pricing legislation and product pipeline issues.
From a style standpoint, the S&P Barra/Value index outperformed its growth counterpart by over 600 basis points (bps)in a period when growth sectors like IT and consumer discretionary led the market rally. Most of the outperformance came during the second and the fourth quarters. In the second quarter stocks in the lowest quintiles of price-to-book, price-to-sales, and price-to-earnings were the best performers. In the fourth quarter, value sectors like materials and energy drove the market rally causing the divergence in performance between the two styles.
The Fund started the year with a larger than usual 29% allocation to the financials sector as both managers believed that many securities in the sector were underpriced. This benefited the Fund as the financials sector provided its best annual gain since 1997. Further, several of the Fund's financial holdings like Merrill Lynch (+156%), Citigroup (+94%) and FleetBoston Financial (+88%) gained significantly as the economy improved. Citigroup and FleetBoston were two of the top ten holdings for the Fund at the beginning of the year and together contributed 240 bps toward the Fund's return. The Fund also benefited from several of its consumer holdings like CVS (+100%), SuperValu (+78%), McDonald's (+55%) and RadioShack (+52%).CVS was held by both managers and was one of the top 10 holdings at the start of the year, contributing 130 bps to the Fund's return

							Value
-----------------------------------------------------------------
for the year. The Managers liquidated McDonald's and RadioShack toward the end of the year to take profits. Further, several of the Fund's holdings from other sectors gained significantly on positive company specific news and contributed to the Fund's return. Examples include ChevronTexaco (+76%), ConocoPhillips (+40%), Beckman Coulter (+51%) and General Dynamics (+54%).
On the downside, the Fund's long time holding, Merck, declined 27% amid industry wide pricing concerns and issues with its blockbuster drug Vioxx. U.S. grocer Safeway (-40%), was the worst performing holding in the Fund and was liquidated in November. Further, the Fund held small positions in Verizon Communications, ALLTEL and SBC Communications which declined 5% on average amid a weak sector outlook. While Osprey liquidated its position in SBC Communications in June, it continues to hold the other two securities as it finds the companies' valuations attractive.

Looking Forward
---------------
Looking forward, the portfolio managers continue to find value in financials, healthcare and consumer sectors. The portfolio continues to be very heavily invested in the financials sector with a major focus on the insurance industry, as the subadvisors believe these companies will benefit from more conservative underwriting and increased premiums.
The Fund's subadvisors had the following comments as we progress into 2004:
Jeff Shaw - While it is too much to ask for a repeat of 2003, we think that the bull market for equities will continue in 2004. There are just too many positive factors still driving share prices in 2004 namely: double digit earnings growth, low inflation, an accommodative Federal Reserve, a very stimulative fiscal policy ($40 billion in new tax relief is coming in the first half of 2004), the positive effects of the Presidential election cycle and, finally, negative sentiment regarding the bond market.
Stocks typically perform best ahead of an economic recovery, and we expect that equity returns will moderate as the economy gains momentum. Our emphasis in terms of stock selection at Armstrong Shaw will continue to focus on attractively valued companies with strong cash flow. Even after last year's strong performance, our portfolio at year end 2003 was valued at a very reasonable 14x 2004 earnings. This valuation compares very favorably to the Russell 1000 Value Index multiple of 16x and the S&P Barra Value multiple of 16x.We are optimistic that the inexpensive valuation levels of our portfolio will produce attractive returns going forward.
John Liang -As 2004 begins, we feel that given powerful internal dynamics (breadth, volume, etc.) coupled with strong current fundamentals, explicit low interest rate guarantees by the Fed and election year influence, the stock market can continue to move higher on sheer momentum alone. However, from a longer-term perspective all the warning signs are flashing that caution is warranted. There is essentially no allowance for unforeseen risk being priced in the market, be it geopolitical (e.g., terrorism), economic (e.g., inflation),or financial (e.g., derivative blow-up, Chinese currency crisis). In the near term, we look for the rally to continue but a correction should be forthcoming that would be both normal and welcome in order to curb speculation and allow the market to move higher on a firmer foundation. Investors in the Managers Value Fund should take comfort in the fact that in our large-cap equity strategy, the valuation of our portfolio is significantly lower than the market. We are pleased with the current composition of our portfolio and its potential. Due to the relative attractiveness of individual companies in certain industries, we have sizable overweights in late cycle, defensive, or less interest rate sensitive areas such as healthcare, insurance, energy and consumer staples.

							Value
-----------------------------------------------------------------

Cumulative Total Return Performance
-----------------------------------
Value Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Value Fund on December 31, 1993, to a $10,000 investment made in the S&P 500 for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2003.




Average Annualized Total Returns
--------------------------------
			One		Five		Ten
			Year		Years		Years
Value			27.39%		2.70%		9.94%
S&P 500 Index		28.68%      	-0.57%		11.07%




Year Ended	Value Fund	S&P 500
----------	----------	-------
31-Dec-93	$10,000		$10,000
31-Dec-94	$10,095		$10,132
31-Dec-95	$13,564		$13,939
31-Dec-96	$15,880		$17,140
31-Dec-97	$20,198		$22,858
31-Dec-98	$22,567		$29,391
31-Dec-99	$23,504		$35,575
31-Dec-00	$25,809		$32,336
31-Dec-01	$26,563		$28,493
31-Dec-02	$20,243		$22,196
31-Dec-03	$25,787		$28,563




Managers Value Fund
Top Ten Holdings (out of 78 securities)	% Fund		Industry Weightings
------------------------------------------------	-------------------------------
ChevronTexaco Corp.*			2.2%		Financials		31.2%
Merck & Co., Inc.*			2.1 		Health Care		16.5
Citigroup, Inc.*			2.0 		Consumer Discretionary	14.0
ConocoPhillips Co.			1.9 		Energy			 9.9
WellPoint Health Networks, Inc.		1.8 		Industrials		 8.2
Cendant Corp.*				1.8 		Consumer Staples	 7.0
FleetBoston Financial Corp.		1.8 		Information Technology	 2.9
Hartford Financial Services Group, Inc.	1.8 		Utilities		 2.6
HCA, Inc.				1.7 		Telecommunication
Kimberly-Clark Corp.			1.6		 Services		 2.4
					-----		Materials		 1.9
Top Ten as a Group			18.7%		Other			 3.4




*Top Ten Holding at June 30, 2003

				Managers Value Fund
				 December 31, 2003


Schedule of Portfolio Investments			Value
-----------------------------------------------------------------



Security Description			Shares		Value
--------------------			------		-----
Common Stocks - 96.6%
Consumer Discretionary - 14.0%
Brinker International, Inc.*		31,400 		$1,041,224
Clear Channel Communications, Inc.*	24,100 (2)	 1,128,603
Comcast Corp., Special Class A*		42,200	 	 1,320,016
Darden Restaurants, Inc.		56,300		 1,184,552
Gannett Co., Inc.			13,550		 1,208,118
Jones Apparel Group, Inc.*		28,000		   986,440
Liberty Media Corp.*		       110,100		 1,309,089
Office Depot, Inc.*			92,800		 1,550,688
Pier 1 Imports, Inc.			25,200		   550,872
Time Warner Co., Inc.*			85,400		 1,536,346
Whirlpool Corp.				12,000		   871,800
Yum! Brands, Inc.*			42,000		 1,444,800
							----------
Total Consumer Discretionary 				14,132,548
							----------
Consumer Staples - 7.0%
CVS Corp.				60,300	 	 2,178,036
Kimberly-Clark Corp.			27,555		 1,628,225
Pepsi Bottling Group, Inc.		57,200		 1,383,096
Supervalu, Inc.				19,100		   546,069
Unilever NV 				20,400 (2)	 1,323,960
							----------
Total Consumer Staples 					 7,059,386
							----------
Energy - 9.9%
BP, PLC. Sponsored ADR 			27,400 (2)	 1,352,190
ChevronTexaco Corp.			36,800	 	 3,179,152
ConocoPhillips Co.			29,374		 1,926,053
Devon Energy Corp.			20,000		 1,145,200
Kerr-McGee Corp.			21,400		   994,886
Transocean, Inc.			55,300		 1,327,753
							----------
Total Energy						 9,925,234
							----------
Financials - 31.2%
ACE, Ltd.				33,300		 1,379,286
Allstate Corp., The 			57,600		 2,477,952
American Express Co.			30,700 (2)	 1,480,661
American International Group, Inc.	18,600	 	 1,232,808
Chubb Corp.				20,900		 1,423,290
Citigroup, Inc.				75,668		 3,672,925
Fannie Mae Co.				40,600		 3,047,436
FleetBoston Financial Corp.		40,977		 1,788,646
Goldman Sachs Group, Inc.		10,900		 1,076,157
Hartford Financial Services
 Group, Inc.				29,800		 1,759,094
MBIA, Inc.				23,500		 1,391,905
MBNA Corp.				44,107		 1,096,059
Merrill Lynch & Co., Inc.		39,300		 2,304,945
MGIC Investment Corp.			26,200		 1,491,828
Regions Financial Corp.			41,300		 1,536,360
Travelers Property Casualty Corp.,
 Class A 				72,094 (2)	 1,209,737
Travelers Property Casualty Corp.,
 Class B*				 2,044		    34,687
Washington Mutual, Inc.			24,400		   978,928
Wells Fargo & Co.			26,449		 1,557,582
XL Capital, Ltd.			 6,700		   519,585
							----------
Total Financials 					31,459,871
							----------
Health Care - 16.5%
Abbott Laboratories Co.			31,300		 1,458,580
AmerisourceBergen Corp.			16,300		   915,245
Anthem, Inc.*				12,500 (2)	   937,500
HCA, Inc.				38,900		 1,671,144
Laboratory Corp. of America
 Holdings*				23,200		   857,240
McKesson Corp.				49,000		 1,575,840
Merck & Co., Inc.			69,600		 3,215,520
Oxford Health Plans, Inc.*		33,500		 1,457,250
Pfizer, Inc.				44,900		 1,586,317
Quest Diagnostics, Inc.*		15,300 (2)	 1,118,583
WellPoint Health Networks, Inc.*	18,900		 1,833,111
							----------
Total Health Care 					16,626,330
							----------
Industrials - 8.2%
Cendant Corp.*				82,100		 1,828,367
Emerson Electric Co.			22,300		 1,443,925
General Dynamics Corp.			11,200		 1,012,368
General Electric Co.			47,700		 1,477,746
Honeywell International, Inc.		30,900		 1,032,987
Pitney Bowes, Inc.			37,200		 1,511,064
							----------
Total Industrials					 8,306,457
							----------
Information Technology - 2.9%
Hewlett-Packard Co.			64,526		 1,482,162
Nokia Corp., Sponsored ADR 		56,100 (2)	   953,700
Xerox Corp.*				37,000		   510,600
							----------
Total Information Technology				 2,946,462
							----------
Materials - 1.9%
Dow Chemical Co.			12,200 (2)	   507,154
E.I.du Pont de Nemours & Co., Inc.	30,350		 1,392,762
							----------
Total Materials						 1,899,916
							----------
Telecommunication Services - 2.4%
Alltel Corp.				23,200		 1,080,656
Verizon Communications, Inc.		37,685		 1,321,990
							----------
Total Telecommunication Services			 2,402,646
							----------
Utilities - 2.6%
Exelon Corp.				21,100		 1,400,196
FirstEnergy Corp.			33,600		 1,182,720
							----------
Total Utilities						 2,582,916
							----------
Total Common Stocks
 (cost $81,066,476)					97,341,765
							----------
Other Investment Companies - 10.5%
Bank of New York Institutional
 Cash Reserves Fund, 1.14% (3) 	     6,121,191	 	 6,121,191
JPMorgan Prime Money Market
 Fund, Institutional Class
 Shares, 0.95%			     4,415,030	         4,415,030
Total Other Investment Companies
 (cost $10,536,221)					10,536,221
							----------
Total Investments - 107.1%
 (cost $91,602,697)				       107,877,986
						       -----------
Other Assets, less Liabilities - (7.1)%		        (7,158,014)
						     -------------
Net Assets - 100.0%				     $ 100,719,972
						     =============


The accompanying notes are an integral part of these financial statements.

Managers Capital Appreciation Fund 		   Capital Appreciation
-----------------------------------------------------------------------
Managers Capital Appreciation Fund is a growth oriented stock fund seeking long-term capital appreciation through a diversified portfolio of equity securities. Managers currently utilizes two independent subadvisors who each manage approximately half of the total portfolio: Elizabeth Bramwell at Bramwell Capital
Management, Inc. ("BramCap"), hired in June 2003 and Steve Cutler and Malcolm MacColl at Essex Investment Management Company, LLC
("Essex "), hired in March 1997.

The Portfolio Managers
----------------------
Bramwell Capital Management, Inc.
Bramwell Capital Management, Inc., led by Chief Investment Officer Elizabeth R. Bramwell, CFA, seeks long-term capital growth through investment in companies that are positioned to realize above-average long-term unit and earnings growth. Bramwell's focus is on companies that have new products and services and that are positioned to benefit from the long-term payoff on research as well as plant and market development and expansion.

Bramwell is an active equity manager who builds portfolios stock by stock. She makes investment decisions based on fundamental research, bottom-up earnings forecasts within a macroeconomic and political framework, and company valuations relative to their respective industries, projected future growth rates and the overall equity market.

Among the variables considered are the leadership position of the company, new products and markets, sensitivity to macroeconomic factors, e.g., inflation, interest rates, currency and tax rates, potential for accelerating earnings growth and improving returns on sales and equity. Within this context, BramCap looks for companies where valuations are attractive relative to projected future growth rates, multiples paid for the S&P 500 and other companies in the industry, and historical valuations.

Stock selection is based on internal research. BramCap employs three securities analysts dedicated to the research process and who, under the direction of Ms.Bramwell, monitor current portfolio positions as well as identify and evaluate potential additions or deletions to the portfolio.

Investment ideas are generated from awareness and synthesis of varying news events and trends, historical experience, industry conferences, company meetings and conference calls, primary materials such as annual and quarterly reports, and the brokerage community. The portfolio typically holds 30-60 securities.

BramCap sell stocks when company fundamentals deteriorate, for example, when profitability declines or sales and earnings growth decelerates. Changes in the macroeconomic outlook, such as changes in interest and inflation rates, may also result in reducing or eliminating positions. Additionally, positions may be sold when market valuations are believed to be excessive relative to projected future growth or to make room for better opportunities. Finally, BramCap will typically trim positions that grow to more than 5% of the portfolio. Portfolio turnover is expected to be in the 50-75% range.

Essex Investment Management Company, LLC.
-----------------------------------------
The investment team at Essex, led by Steve Cutler, focuses on the principle that a company's earnings growth and profitability will drive its future price performance. Essex attempts to identify companies that have accelerating, sustainable earnings growth and the potential for superior revenue growth and margin expansion. Ideally, Essex searches for companies that have a dominant product or service and a strong management team. Essex seeks investments that are under-owned or attractively priced relative to Essex's growth projections. Companies that meet all these criteria are defined as "franchise opportunities."

The research and portfolio management teams at Essex generate ideas by visiting companies and attending conferences and trade shows, as well as through database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and speak with company managements.

Upon initiating a position, Essex applies risk controls to limit negative effects. These consist of price targets, individual position limits of 5%of the portfolio, and a maximum industry exposure of 20% of the portfolio. Companies are sold for several reasons: a perceived loss of dominant position, an earnings disappointment, excess value versus forecast growth, or if there is a better opportunity elsewhere.

The result is that Essex's portfolio is comprised of a blend of large multinationals with dynamic medium to large industry leaders. The portfolio's market cap ranges from $1 billion to $100 billion with 50 to 60 companies that display sustainable, high quality earnings growth at reasonable valuations.

The Year in Review
------------------
For the year 2003, the Managers Capital Appreciation Fund gained
25.05% compared with a gain of 28.68% for the S&P 500. In the U.S., the broad market (using, for example, the Russell 3000, Wilshire 5000, and S&P 500 indices)

Capital Appreciation
-----------------------------------------------------------------
rose about 30% for the year and by most measures, it was the first calendar year rise for the U.S. equity market since 1999, and its best year since 1997.

Equity markets started the year on a downward note as investors faced worries of a weak economy, accounting scandals, threats of terrorism, and uncertainty and fear about the duration and outcome of a war in Iraq. Investors discounted business and economic fundamentals and focused on the war, which was the main market driver. This downward trend changed in late March as investors were able to overlook war, a plummeting dollar, higher oil prices and instead focus on low inflation, strong economic growth, an improving labor market, increases in capital spending and better corporate profits. In addition, the Fed continued to stimulate growth by reducing short-term rates to 1% in June, a rate not seen since 1958. On the economic front, various reports set new records not seen in two decades. Third quarter 2003 real GDP rose at the fastest annualized pace (+8.2%) in 20 years, third quarter non-farm productivity had its largest quarterly increase (+9.4%) in 20 years, the ISM (formerly NAPM) survey of manufacturing activity also reached a 20-year high, housing starts reached a 17-year high in November and the inventory-sales ratio fell to its lowest reading on record.

All of the above mentioned factors prompted investors to focus on risky and economically sensitive stocks, particularly technology, cyclical, and small capitalization issues. Information technology (+47%) led the 2003 market recovery with materials (+38%), consumer discretionary (+37%), industrials (+32%) and financials (+31%) all beating the S&P 500 market return as investors focused on cyclical stocks in the face of an improving market recovery. Strong performance from the IT sector was driven by solid returns from internet software, semiconductor and communications equipment manufacturing companies. The Materials sector got a boost in the fourth quarter as commodity manufacturers benefited from decreased competition from foreign products amid a declining dollar, strong demand from consumer oriented markets in the U.S. and rising demand from China, which lifted commodity prices. Especially strong within this sector were gold mining stocks strengthened by surging gold prices. Telecommunications and healthcare sectors lagged the market rally. Telecom companies continued to be hurt by poor earnings and healthcare companies lagged due to worries over drug pricing legislation and product pipeline issues.
From a style standpoint, the S&P Barra/Growth Index lagged its value counterpart by over 600 basis points (bps) in a period when growth sectors like IT and consumer discretionary led the market rally. Most of the underperformance came during the second and the fourth quarter. In the second quarter stocks in the lowest quintiles of price-to-book, price-to-sales, and price-to-earnings were the best performers and in the fourth quarter value sectors like materials and energy drove the market rally causing the divergence in performance between the two styles.
Heading into 2003, the Fund maintained a similar make-up as in 2002, where a significant portion of the Fund was positioned for an economic and capital spending recovery. This strategy paid off as several of the Fund's IT holdings benefited from the increase in capital spending. Long-term holdings like Intel, Cisco and EMC gained over 100% as the economic recovery improved their revenue prospects. Consumer Discretionary stocks, the Fund's second largest sector allocation at the start of the year, contributed positively as several companies gained on the strength of consumer confidence and spending. Best Buy gained 117%amid strong quarterly results and better than expected full year profit guidance. Further, several of the Fund's holdings from other sectors gained significantly on positive company specific news and contributed towards the Fund's absolute returns. A few examples were China Telecom -ADR (+137%), Citigroup (+61%) and Teva Pharmaceutical ADR (+48%).
On the downside, a few declines in stocks within the IT, financials and industrials sectors along with the opportunity cost of not owning stocks from the better performing materials sector for most of the year led to the Fund's underperformance for the year. Network Associates (-21%), Freddie Mac (-13%), Alliant Techsystems (-19%) and Concord EFS (-6%) detracted from the Fund's performance and were liquidated during the year. The Fund had an overweight allocation in the healthcare sector, which lagged the market rally, however good performance from a few holdings like Zimmer Holdings (+56%), Forest Laboratories (+26%) and Wellpoint Health Networks (+36%) contributed positively towards the Fund's performance.
In early June, the Trustees of the Fund approved the appointment of Bramwell Capital Management, Inc.as a subadvisor, replacing Holt-Smith & Yates. Bramwell Capital, founded by Elizabeth Bramwell in 1994, has demonstrated an ability to provide consistent returns over a variety of market cycles. In transitioning the portfolio, Bramwell reduced the Fund's consumer discretionary and technology exposure through liquidations of Walt Disney, Home Depot, Target, ADC Telecommunications, JDS Uniphase, and Concord EFS. At the same time, the Fund's financials, consumer staples and healthcare weights were increased through the additions of American Express, US Bancorp, Sysco, Zimmer Holdings and Stryker. Bramwell also initiated a position in Inco (metals & mining company) and Praxair (chemicals company) in early December. The last time the Fund had exposure to the materials sector was in late 2001.

Looking Forward				Capital Appreciation
---------------------------------------------------------------
Heading into 2004, nearly 60% of the Fund's assets are allocated in the traditional growth sectors - IT, healthcare and consumer discretionary. Industrials and financials holdings each make up about 10% of the Fund, followed by energy and consumer staples at 6% each, with small allocations in the materials and telecom sectors. With a weighted average market capitalization of over $70 billion, the Fund is focused on the large capitalization companies that should benefit as economic activity picks up. The Fund's portfolio managers had the following comments as we progress into 2004:
Elizabeth Bramwell - Our outlook for the economy and the equity markets remains very positive. Interest and inflation rates are expected to remain low and employment is expected to continue to increase. Fiscal and monetary policies are both highly supportive of growth. Lower taxes on earned income should continue to encourage consumer spending on cars, home improvement and consumer electronics such as HDTV. Capital spending is strengthening and should continue to gain well into 2005 and beyond. Growth begets growth.
Looking forward, we are positioning the portfolio to benefit from rising standards of living around the world. In particular, China and India, together with 2.2 billion people and a rapidly growing middle class, are expected to be huge expanding markets that increase the demand for energy, basic materials, infrastructure, industrial and consumer products and technology. Equity valuations appear attractive with the S&P 500 selling at an 18 P/E ratio on 2004 estimated earnings of 63 and relative to a reciprocal of 25 on the 10-year Treasury note rate yielding approximately 4%. Markets are highly volatile. Our focus is on achieving long-term investment returns and we try to use volatility to enhance those returns.
Steve Cutler - Our investment team remains less positive on consumer stocks and positively disposed toward economically sensitive sectors (technology, industrials, energy) as a result of a pick up in information technology and other capital expenditures. We continue to identify dynamic growth opportunities in storage and security companies within the technology sector and oil service and producers within the energy sector.
We expect stock selection, as opposed to sector weights, to have a greater impact on performance in 2004.

Cumulative Total Return Performance
-----------------------------------
Capital Appreciation's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Capital Appreciation on December 31, 1993, to a $10,000 investment made in the S&P 500 for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.
The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2003.




		Average Annualized Total Returns
		---------------------------------
		One	Five	Ten
		Year	Years	Years
Capital		------	------	-------
Appreciation	25.05%	-1.24%	9.55%
S&P 500 Index	28.68%	-0.57%	11.07%




		Capital
Year End	Appreciation 	S&P 500
---------	------------ 	--------
31-Dec-93	$10,000		$10,000
31-Dec-94	$9,848		$10,132
31-Dec-95	$13,136		$13,939
31-Dec-96	$14,934		$17,140
31-Dec-97	$16,836		$22,858
31-Dec-98	$26,491		$29,391
31-Dec-99	$53,780		$35,575
31-Dec-00	$41,840		$32,336
31-Dec-01	$28,640		$28,493
31-Dec-02	$19,908		$22,196
31-Dec-03	$24,895		$28,563



					Capital Appreciation
--------------------------------------------------------------



Managers Capital Appreciation Fund
Top Ten Holdings (out of 103 securities)	% Fund	 Industry Weightings
----------------------------------------------------	--------------------------------
Microsoft Corp.*				2.4%	Information Technology	24.9%
Forest Laboratories, Inc.			2.4 	Health Care		20.7
FedEx Corp.					1.9 	Consumer Discretionary	12.6
Wal-Mart Stores, Inc.*				1.7 	Industrials		11.0
Schlumberger, Ltd.				1.6 	Financials		10.4
3M Co.*						1.5 	Consumer Staples	 6.7
Dell, Inc.*					1.5 	Energy			 6.5
Citigroup, Inc.*				1.5	Materials		 1.2
EMC Corp.					1.5	Telecommunication
Intel Corp.					1.5 	 Services		 1.2
Top Ten as a Group				17.5%	Other			 4.8
						-----

*Top Ten Holding at June 30, 2003

		Managers Capital Appreciation Fund
		----------------------------------
			December 31, 2003
			-----------------

Schedule of Portfolio Investments	Capital Appreciation
---------------------------------------------------------------


Security Description 			Shares 		Value
--------------------			------		-----
Common Stocks - 95.2%
Consumer Discretionary - 12.6%
Applebee's International, Inc.		25,000		$ 981,750
Best Buy Co., Inc.*			30,000 		1,567,200
Carmax, Inc.*				36,400		1,125,852
Cheesecake Factory, The*		20,000 (2)	  880,600
Comcast Corp., Special Class A*		16,700 (2)	  522,376
Dollar Tree Stores, Inc.*		33,800		1,016,028
Dow Jones &Co., Inc.			12,000		  598,200
Family Dollar Stores, Inc.		16,000		  574,080
Lowe 's Co., Inc.			22,000		1,218,580
McDonald's Corp.			50,000		1,241,500
Staples, Inc.*				50,000		1,365,000
Tiffany & Co.				15,000		  678,000
TJX Cos., Inc.				50,800		1,120,140
Viacom, Inc., Class B*			23,300		1,034,054
						     ------------
Total Consumer Discretionary 			       13,923,360
						     ------------
Consumer Staples - 6.7%
Colgate-Palmolive Co.			12,700		  635,635
Procter &Gamble Co.			10,000		  998,800
Sysco Corp.				35,000		1,303,050
Walgreen Co.				25,000		  909,500
Wal-Mart Stores, Inc.			66,400		3,522,520
						     ------------
Total Consumer Staples					7,369,505
						     ------------
Energy - 6.5%
Anadarko Petroleum Corp.		22,000		1,122,220
Apache Corp.				15,245		1,236,370
Burlington Resources, Inc.		12,000		  664,560
Devon Energy Corp.			12,000		  687,120
EOG Resources, Inc.			13,500		  623,295
Nabors Industries, Ltd.*		10,000		  415,000
Patterson-UTI Energy, Inc.*		20,000		  658,400
Schlumberger, Ltd.			32,500		1,778,400
						     ------------
Total Energy						7,185,365
						     ------------
Financials - 10.4%
American Express Co.			10,000 (2)	  482,300
American International Group, Inc.	26,100		1,729,908
Citigroup, Inc.				62,300		3,024,042
Goldman Sachs Group, Inc.		20,700		2,043,711
Merrill Lynch & Co., Inc.		19,400		1,137,810
SLM Corp.				10,000		  376,800
U.S. Bancorp 				35,000		1,042,300
Wells Fargo & Co.			29,400		1,731,366
						     ------------
Total Financials 				       11,568,237
						     ------------
Health Care - 20.7%
Abbott Laboratories Co.			15,000		  699,000
Amgen, Inc.*				27,700		1,711,860
Anthem, Inc.*				15,000 (2)	1,125,000
Cardinal Health, Inc.			18,000 (2)	1,100,880
Forest Laboratories, Inc.*		42,300		2,614,140
Genentech, Inc.*			13,800		1,291,266
Gilead Sciences, Inc.*			19,100		1,110,474
Guidant Corp.*				18,600		1,119,720
Martek Biosciences Corp.*		17,200 (2)	1,117,484
Medtronic, Inc.				49,400 		2,401,334
Novartis AG 				40,000 (2)	1,835,600
Pfizer, Inc.				15,300 (2)	  540,549
Resmed, Inc.*				19,100 		  793,414
Serono SA 				 5,000 		   87,750
Stryker Corp.				 6,000 		  510,060
Teva Pharmaceutical Industries, Ltd.,
 Sponsored ADR 				28,000 (2)	1,587,880
UnitedHealth Group, Inc.		23,000		1,338,140
WellPoint Health Networks, Inc.*	 8,000 		  775,920
Zimmer Holdings, Inc.*			17,000		1,196,800
						     ------------
Total Health Care 				       22,957,271
						     ------------
Industrials - 11.0%
3M Co.					33,400		2,840,002
Cummins, Inc.				15,000		  734,100
Deere & Co.				10,000		  650,500
FedEx Corp.				41,500		2,801,250
General Electric Co.			46,500		1,440,570
JB Hunt Transport Services, Inc.*	40,600		1,096,606
Union Pacific Corp.			10,000		  694,800
United Parcel Service, Inc.,
 Class B 				26,600		1,983,030
						     ------------
Total Industrials 				       12,240,858
						     ------------
Information Technology - 24.9%
Analog Devices, Inc.*			20,000		  913,000
Applied Materials, Inc.*		30,000		  673,500
Cisco Systems, Inc.*		       109,900		2,669,471
Dell, Inc.*				95,600		3,246,576
Diebold, Inc.				10,000		  538,700
EMC Corp.*			       180,000		2,325,600
Intel Corp.				82,700		2,662,940
International Business Machines
 Corp.					13,000		1,204,840
Intuit, Inc.*				15,000		  793,650
Kla-Tencor Corp.*			14,000		  821,380
Linear Technology Corp.			15,000		  631,050
Maxim Integrated Products, Inc.		22,000		1,095,600
McData Corp., Class A*		       106,400 (2)	1,013,992
Microsoft Corp.			       141,000		3,883,140
Molex, Inc.				23,000		  675,280
Novellus Systems, Inc.*			12,000		  504,600
QLogic Corp.*				21,100		1,088,760
Taiwan Semiconductor
 Manufacturing Co., Ltd.*		50,000 (2)	  512,000
Texas Instruments, Inc.			30,000 (2)	  881,400
Zebra Technologies, Corp.*		22,500 (2)	1,493,325
						     ------------
Total Information Technology 			       27,628,804
						     ------------
Materials - 1.2%
Inco, Ltd.*				15,000		  597,300
Praxair, Inc.				18,000		  687,600
						     ------------
Total Materials						1,284,900
						     ------------

		Managers Capital Appreciation Fund
		----------------------------------
			December 31, 2003
			-----------------

Schedule of Portfolio Investments (continued) Capital Appreciation
------------------------------------------------------------------


Security Description 			Shares 		Value
--------------------			------		-----
Telecommunication Services - 1.2%
China Telecom Corp., Ltd.*		33,900 (2)	$1,383,458
						      ------------
Total Common Stocks
 (cost $91,021,347)				       105,541,758
						      ------------
Other Investment Companies - 14.6%
Bank of New York Institutional Cash
 Reserves Fund, 1.14% (1), (3)       8,892,278 		 8,892,278
JPMorgan Prime Money Market
 Fund, Institutional Class
  Shares, 0.95% (1)		     6,825,598		 6,825,598
Bank of America Master
 Trust, 1.28% (1), (3)		       500,531		   500,531

Total Other Investment Companies
 (cost $16,218,407)					16,218,407
						      ------------
Total Investments - 109.8%
 (cost $107,239,754)				       121,760,165

Other Assets, less Liabilities - (9.8)%		       (10,857,601)
						     -------------
Net Assets - 100.0%				      $110,902,564
						     =============


The accompanying notes are an integral part of these financial statements.

Managers Small Company Fund			Small Company
--------------------------------------------------------------
Managers Small Company Equity Fund ("Small Company") is an equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes a single independent subadvisor, Kalmar Investment Advisers, Inc. ("Kalmar"), which has been managing a portion of the Fund since its inception in June 2000. The Fund utilized a dual investment manager structure prior to May 2002.

The Portfolio Manager
---------------------
Kalmar, located in Wilmington, Delaware, uses a team of portfolio managers led by Ford Draper, Jr., who founded the firm in 1982. Kalmar practices a "Growth with Value" approach to small company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by institutional investors. Kalmar's team believes there is a low risk/high reward anomaly offered by the equity market in stocks of well managed, rapidly growing smaller companies that for a variety of reasons have not made the radar screen of most typical growth investors. Because these companies are relatively "invisible" institutionally, they can be inefficiently valued and yet offer strong growth potential. This is the crux of their "Growth with Value" investment style.
The investment team at Kalmar generates investment ideas from several sources: industry reports, discussions with company management teams, quantitative screens, and trade organizations. Thus, there are elements of both "top down" and "bottom up" analysis in the initial identification process. Top down thinking is used to identify strategic themes and growth areas to prospect for "Growth with Value" candidates. The most intensive research, however, is dedicated to bottom up fundamental analysis. The members of the investment management team all come from strong research backgrounds and are committed to disciplined, in-depth fundamental analysis. Fundamentally, Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS as well as a stock that is reasonably or cheaply priced relative to EPS, book value, and/or cash flow. Additionally, Kalmar looks for dynamic businesses that they can understand, run by equity owners they can count on, buyable at valuations that should rise. Kalmar expects that an idea included in the portfolio will generate a return of 50%inside of two years. This appreciation would come from two sources: compounding growth in business value plus upward revaluation.
The portfolio typically consists of 75-85 securities selected on an individual basis, specifically keyed to the observations and conclusions of their research. Kalmar will tend to avoid concentrated sector bets and will diversify by the size of company, ranging from as small as $50 million up to $2.0 billion at time of purchase. Kalmar also attempts to diversify the portfolio by the "growth character" of its holdings, including both proven "Steady Eddies", emerging growth opportunities, and growth companies experiencing significant positive transformation. Kalmar is a long-term investor, with annual turnover averaging 48% in recent years. Kalmar's sell discipline is judgmental, not mechanical. It is based on the team's assessment of the changing risk/reward fundamentals of a company, the qualifications of a more rewarding replacement, or whether price/fundamental expectations have been met.

The Year in Review
------------------
During 2003, the Fund returned 43.59% compared to a gain of 47.25% for the Russell 2000. Broad markets rose for the first time since 1999, and on a capitalization basis, small capitalization stocks, as measured by the Russell 2000, out performed large capitalization stocks, as measured by the S&P 500, by over 700 bps. This outperformance marked the fifth consecutive year the Russell 2000 has outperformed the S&P 500. On a style basis, small-cap growth indices outperformed small-cap value indices by 250 bps.
The Fund's performance for the year reflected not only the strength of the market as a whole, but the significant returns of small cap stocks in particular. Every sector of the Russell 2000 appreciated greater than 30% during 2003 with technology and telecom up over 60%. As will be detailed below, a "quality issue" came to the forefront early on as it became apparent that speculation was playing a major role in driving returns within small cap companies. Upon further research, those companies in the lowest decile by market cap, with the highest betas, and zero or negative earnings were the best-performing tranches.
In the early going, it looked as though the downward trend of 2002 would continue as the first quarter was not a particularly positive one for small cap stocks. Daily reports of the U.S led coalition continued to drive volatile market fluctuations while other issues such as the HealthSouth accounting fraud and reduced expectations for an economic recovery all weighed heavily on the markets. Despite far ranging declines, Kalmar was able to achieve relative outperformance for the first quarter principally through strong security selection in tech-

Small Company
---------------------------------------------------------------
nology and healthcare. The Fund's exposure to the consumer sector challenged returns somewhat as shares of PETsMART and Michael's Stores were down 26.4% and 20.0%, respectively. Both stocks rebounded later in the year.
The second and third quarters gave rise to an interesting phenomenon for the year where lower quality issues saw the greatest share price appreciation. For example, if one had invested in all of the holdings within the Russell 2000 at the beginning of the year with zero or no earnings, one would have realized a calendar-year return of 71.3%. This is in contrast to those holdings with earnings that returned just 40.3%. This speculative nature of growth created a difficult environment for quality oriented small cap managers to outperform, and in fact, the Russell 2000 outpaced over two-thirds of all small cap funds during the second and third quarters. Relative underperformance from this six-month period was due in part to underperforming healthcare holdings in a period that saw the healthcare sector of the Russell 2000 return nearly 28%. Specifically, Computer Programs & Systems retreated nearly 26% as the healthcare concern was impacted by a sluggish economic environment in the community hospital marketplace based on weak Medicaid reimbursement trends and uncertain future Medicare reimbursement rates. Demand for products and services remains high however, and the company rallied nearly 12% to close out the year. Industrials, the Fund's third largest allocation, also impacted returns as securities within the sector trailed returns of the benchmark industrial holdings.
The fourth quarter saw an increased focus on fundamentals as stocks of the Russell 2000 with earnings returned the same as those without. This marked something of a shift away from the highly speculative gains of the prior quarters. All sectors of the Russell 2000 gained greater than 10% with telecom (+8%) being the lone exception. Kalmar participated in the rally and returned essentially in line with the index as over half of the portfolio gained 25% on average. From a sector standpoint, only consumer staples returned less than 10% as the sector's largest holding, Performance Food Group, declined over 11%. Additionally, the Fund was underweight the index's best performing sector, materials, while carrying an overweight in technology, which lagged the market rally. Among the portfolio's best performers was Ultra Petroleum, which Kalmar has held since early 2001, and rose 76% as the company continues to benefit from attractive growth in reserves and a cost structure that is among the lowest in the industry. Navigant Consulting, (commercial services), Harman International (household durables), and SICOR (pharmaceuticals), all posted better than 40% returns to close out a strong calendar year.

Looking Forward
---------------
The Fund's emphasis remains on the industrials, consumer discretionary, and IT sectors, and continues to reflect Kalmar's strategy of pursuing more aggressive ideas by initiating smaller positions in companies with predictable businesses. Kalmar's considerable underweight to financials is, and has been, most directly a function of simply not finding as many exciting "Growth with Value" ideas in this sector relative to better risk/reward opportunities found elsewhere. Kalmar's comments as we progress into 2004:
While we are optimistic about the stock market in 2004 - and specifically about the growth outlook for companies that Kalmar holds - it would only be reasonable to expect a return to a more normally challenging, somewhat less benign environment than existed in 2003 when the Russell 2000 experienced its largest gain in its 25-year history. Signs of a synchronized global recovery abound in 2004, with the likelihood of continued very low inflation and accelerating corporate profitability that is driving a necessary pick up in capital investment, enterprise spending and hiring. As always, there are countervailing influences, but the prospect for strong growth and sharply rising corporate profitability remains likely for the year ahead.

Small Company
--------------------------------------------------------------
Cumulative Total Return Performance
-----------------------------------
Small Company's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. This chart compares a hypothetical $10,000 investment made in Small Company on June 19,2000, to a $10,000 investment made in the Russell 2000 for the same time period. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.
The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2003.




Average Annualized Total Returns
			--------------------------------
			One	Three	Since
			Year	Years	Inception*
			------	------	----------
Small Company		43.59%	-0.36%	-2.36%
Russell 2000		47.25%	 6.27%	 3.18%



* Commencement of operations was June 19, 2000.


		Small
Year End	Company	Russell 2000
---------	-------	------------
19-Jun-00	$10,000	$10,000
31-Dec-01	$8,160	$9,541
31-Dec-02	$6,400	$7,586
31-Dec-03	$9,190	$11,171



Managers Small Company Fund


Top Ten Holdings (out of 77 securities)		% Fund	Industry Weightings
---------------------------------------------------	-------------------------------
Insight Enterprises, Inc.			2.4%	Information Technology	26.0%
MacDermid, Inc.					2.3 	Consumer Discretionary	25.4
Pentair, Inc.*					2.3 	Industrials		21.2
MSC Industrial Direct Co., Class A		2.2 	Health Care		10.9
Gentex Corp.					2.2 	Energy			5.4
Benchmark Electronics, Inc.			2.1 	Materials		2.3
Actuant Corp., Class A				2.0 	Consumer Staples	1.9
PETsMART, Inc.*					2.0 	Financials		1.1
Avocent Corp.					2.0 	Other			5.8
DeVry, Inc.					1.9
						=====
Top Ten as a Group				21.4%



*Top Ten Holding at June 30, 2003

			Managers Small Company Fund
				December 31, 2003

Schedule of Portfolio Investments		Small Company
-------------------------------------------------------------


Security Description 			Shares		Value
-------------------------------		--------	------
Common Stocks - 94.2%
Consumer Discretionary - 25.4%
Christopher & Banks Corp.*		11,587		$ 226,294
Cost Plus, Inc.*			 6,750		  276,750
Fred's, Inc.				 9,345		  289,508
GameStop Corp.*				17,150		  264,282
Garmin, Ltd.*				 4,100 (2)	  223,368
Gentex Corp.*				 9,150 (2)	  404,063
Getty Images, Inc.*			 3,050 (2)	  152,897
Harman International Industries,Inc. 	 2,150		  159,057
Insight Enterprises, Inc.*		24,375		  458,250
Michaels Stores, Inc.*			 4,100		  181,220
O'Reilly Automotive, Inc.*		 4,850		  186,046
PEP Boys-Manny Moe & Jack, Inc.		13,500 (2)	  308,745
PETsMART, Inc.*				15,450		  367,710
Radio One, Inc.*			13,000		  250,900
Red Robin Gourmet Burgers, Inc.*	 6,150		  187,206
Ruby Tuesday, Inc.			11,200		  319,088
Select Comfort Corp.*			 6,550		  162,178
TBC Corp.*				 6,500		  167,765
Tractor Supply Co.*			 4,600	 	  178,894
						     ------------
	Total Consumer Discretionary 			4,764,221
						     ------------
Consumer Staples - 1.9%
Constellation Brands, Inc.*		 5,650		  186,055
Performance Food Group Co.*		 4,700		  169,999
						     ------------
Total Consumer Staples					  356,054
						     ------------
Energy - 5.4%
Evergreen Resources, Inc.*		 7,700 (2)	  250,327
Niko Resources, Ltd.			 3,350		   70,250
Ultra Petroleum Corp.*			14,450		  355,758
Whiting Petroleum Corp.			 5,450		  100,280
XTO Energy, Inc.			 8,716		  246,663
						     ------------
Total Energy						1,023,278
						     ------------
Financials - 1.1%
Asta Funding, Inc.			 3,500		  119,875
Boston Private Financial
 Holdings, Inc.				 3,450 (2)	   85,698
						     ------------
Total Financials 					  205,573
						     ------------
Health Care - 10.9%
America Service Group, Inc.*		 3,150		   97,363
Barr Laboratories, Inc.*		 4,575 (2)	  352,046
Community Health Systems, Inc.*		 5,900		  156,822
Computer Programs & Systems, Inc.*	 2,600		   52,312
Covance, Inc.*				11,550		  309,540
PSS World Medical, Inc.*		13,450		  162,342
Resmed, Inc.*				 5,650		  234,701
Respironics, Inc.*			 5,600		  252,504
Select Medical Corp.*			17,500		  284,900
Sonosite, Inc.*				 6,750		  144,720
						     ------------
Total Health Care 					2,047,250
						     ------------
Industrials - 21.2%
Actuant Corp., Class A*			10,260		  371,412
Central Freight Lines, Inc.		 5,600		   99,400
Chicago Bridge & Iron Co. N.V.		 6,500		  187,850
ChoicePoint, Inc.*			 7,950		  302,816
DeVry, Inc.*				14,250 (2)	  358,103
Donaldson Co., Inc.			 3,050		  180,438
ElkCorp.				 8,850 (2)	  236,295
Hewitt Associates, Inc., Class A*	 9,700		  290,030
Mobile Mini, Inc.*			 8,300 (2)	  163,676
MSC Industrial Direct Co., Class A 	15,150		  416,624
Navigant Consulting, Inc.*		12,150		  229,149
NCI Building Systems, Inc.*		 9,700		  231,830
Pentair, Inc.				 9,250		  422,725
Sylvan Learning Systems, Inc.*		 9,250		  266,308
UTI Worldwide, Inc.			 5,600		  212,408
						     ------------
Total Industrials 					3,969,064
						     ------------
Information Technology - 26.0%
Acxiom Corp.*				15,500		  287,835
Alliance Data Systems Corp.*		 7,800		  215,904
ATMI, Inc.*				 6,800		  157,352
Avocent Corp.*				10,000		  365,200
Benchmark Electronics, Inc.*		11,250		  391,612
Ceridian Corp.*				17,050		  357,027
Digitas, Inc.*				16,300		  151,916
eBookers PLC, Sponsored ADR*		 5,150		   75,448
Emulex Corp.*				 9,150		  244,122
Excel Technology, Inc.*			 6,250		  205,375
Fair Isaac Corp.			 5,662 (2)	  278,344
FEI Co.*				 8,850		  199,125
International Rectifier Corp.*		 6,500		  321,164
Lionbridge Technologies, Inc.*		12,400		  119,164
MAXIMUS, Inc.*				 5,150		  201,520
Modem Media, Inc.*			11,275		   92,117
MPS Group, Inc.*			18,000		  168,300
Pinnacle Systems, Inc.*			16,700		  142,451
Polycom, Inc.*				 6,050		  118,096
Progress Software Corp.*		 8,350		  170,841
Rogers Corp.*				 6,650		  293,398
Symantec Corp.*				 3,100		  107,415
Tekelec*				13,600		  211,480
						     ------------
Total Information Technology				4,875,206
						     ------------
Materials - 2.3%
MacDermid, Inc.				12,450		  426,288
						     ------------
Total Common Stocks
(cost $12,509,830)				       17,666,934
						     ------------
Other Investment Companies - 17.7%
Bank of New York Institutional
 Cash Reserves Fund, 1.14% (1),(3)   2,266,071		2,266,071
JPMorgan Prime Money Market
 Fund, Institutional Class
  Shares, 0.95% (1)		     1,045,811		1,045,811
Total Other Investment Companies			3,311,882
						     ------------
Total Investments - 111.9%
(cost $15,821,712)				       20,978,816
						     ------------
Other Assets, less Liabilities - (11.9)%	       (2,228,807)
						      -----------
Net Assets - 100.0%				      $18,750,009
						      ===========



The accompanying notes are an integral part of these financial statements.

Managers Special Equity Fund 			Special Equity
---------------------------------------------------------------
Managers Special Equity Fund ("Special Equity") is a domestic equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes five independent subadvisors who each manage separate portions of the portfolio: Donald Smith, of Donald Smith &Co., Inc ("Smith"), who has been managing a portion of the Fund since September 2002, Bill Dutton, of Skyline Asset Management, L.P.("Skyline"), who has been managing a portion of the Fund since December 2000; Andrew Knuth of Westport Asset Management, Inc. ("Westport"), who has been managing a portion of the Fund since December 1985; Bob Kern, of Kern Capital Management LLC ("Kern Capital"), who has been managing a portion of the Fund since September 1997; and Craig Lewis of Essex Investment Management Company, LLC ("Essex"), who has been managing a portion of the Fund since December 2003.

The Portfolio Managers
-----------------------
Donald Smith & Co., Inc.
------------------------
Donald Smith is a value manager that invests in out-of-favor small capitalization companies. Smith's philosophy seeks to identify companies in the bottom decile of price-to-tangible book ratios, with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Smith believes that extremely low P/B ratio companies often trade below replacement value, are inherently less risky, and are more likely to be acquired. Furthermore, because only a few investment managers focus on companies in the lowest P/B ratio decile, their stocks may be inefficiently priced and can offer tremendous value. Smith limits purchases to companies in the lowest 10% of price-to-tangible book ratios. Smith also assesses price-to-earnings, price-to-sales, and debt-to-capital ratios to form a "watch list" of about 300 securities.
After valuations are addressed, Smith performs fundamental research, including company visits, to assess the quality of the company's balance sheet and book value. Smith is looking for a catalyst for an improvement in earnings that is not already reflected in the stock price. A concentrated portfolio of 40-50 stocks is the result. Stocks are sold when a target price has been achieved, usually set at less than 2x book value. Positions may also be sold if the stock appreciates rapidly, if a better idea is found, or if fundamentals deteriorate. Portfolio turnover is low at 20-40% annually.

Skyline Asset Management, L.P.
------------------------------
Bill Dutton and the investment team at Skyline look for small capitalization stocks that have below average valuations with strong growth prospects. Through their intensive in-house research, they find good companies that are overlooked or not widely followed. Typically, they invest in firms with market capitalizations of less than $2 billion. Skyline believes that this value focus combined with identifying attractive growth prospects and a defined sell discipline can capture inefficiencies in the market.
The investment team's selection process involves quantitatively and qualitatively screening the universe of small-capitalization stocks for factors such as low price/earnings (P/E) ratio or price/book, attractive earnings prospects, applicable market caps (typically below $2 billion), and lack of institutional coverage. Outside research services, computer screens, and internally maintained lists of potential companies/stocks are the primary sources used to identify new ideas. These ideas are then evaluated to determine whether they meet Skyline's four basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. In addition, Bill Dutton determines whether the stock provides needed diversification to the portfolio. This multi-step screening process reduces the list from 2000 to 150-200 stocks. Then, one or more of the portfolio manager/analysts perform a rigorous fundamental analysis in an attempt to answer the question, "Why will earnings increase at an above-average rate?" All company documents are analyzed, any available industry or research reports are reviewed and, most importantly, questions are addressed directly to company senior management. In addition, the analysts will review other companies in the same industry to determine competitive threats and the relative valuation of the company being investigated. In so doing, they develop an internal research report that is distributed to the entire investment team and discussed at regular meetings. Input is received from the investment team, and if additional information is required, research is done. The final portfolio will contain approximately 65-85 stocks and is generally fully invested (less than 5% cash) at all times. The portfolio will tend to be well diversified with a price/earnings ratio consistently below the Russell 2000 P/E. Skyline sells stocks when they rise to a sell target, which is usually a price/earnings ratio equal to the overall stock market. In the case of a stock that declines, Skyline will only sell the stock if fundamentals have changed so that the original investment thesis is no longer valid.

Special Equity
----------------------------------------------------------------
Westport Asset Management, Inc.
-------------------------------
Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next 12-18 months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.
Implicit in the strategy is that Andy and his investment team focus on a small number of issues, and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position. He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors that may improve earnings and investor perceptions include acquisitions or divestitures, management shakeups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches, in particular, for companies with good managers who are finding ways to substantially improve the company.
The result is that Andy will typically have a concentrated portfolio, and any significant industry concentrations are merely an outcome of bottom-up stock selection. Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor, usually turning over less than 20%of his portfolio per year.

Kern Capital Management LLC
---------------------------
Bob Kern is one of the pioneers of small-cap and micro-cap investing. While focusing his attention on small companies, Bob directs his efforts toward finding companies that are succeeding through innovation of new products or services. Thus, Bob's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Bob seeks to earn returns from the appreciation of stocks as the companies' products develop and penetrate new markets.
In most cases, the analysis of the product and judgments as to its potential are the most important aspects of the decision to own stock. In all cases, however, the operational and financial health of the company must be verified. Bob and the investment team at Kern Capital like to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow. Although valuation is clearly important, Bob is often willing to pay relatively high multiples where he sees enough growth potential. Bob will typically hold a portfolio of 70 to 80 stocks with a median market capitalization of around $500 million.

Essex Investment Management Company, LLC
----------------------------------------
Craig Lewis leads the small-cap investment management team at Essex where the basic investment philosophy is that a company's revenue growth, future profitability and cash flow drive share price performance. In particular, Craig and the other investment professionals at Essex look for dynamic growth opportunities characterized by new or emerging technologies or services, superior and accelerating growth, and improving margins and returns. The focus, therefore, is on fundamental research and the study of macroeconomic/industry trends in order to identify potential growth opportunities.
The investment process at Essex combines bottom-up stock selection with top-down secular trend analysis. The firm's research analysts are charged with identifying companies with high quality, sustainable growth. Each analyst focuses on understanding the sources of long-term growth within his or her respective industries, and the specific outlook of each stock within those industries in terms of sustainable revenue growth, margin trends, and return trends. In addition, analysts are responsible for considering any potential investment's attractiveness relative to its stock price (valuation).
The analysts conduct extensive research including contacting company management, evaluating competitors, customers, suppliers and industry experts to formulate their outlooks. In addition, analysts are responsible for company visits. They meet with the sales, manufacturing, and procurement staff to fully understand the market dynamics and specific trends within a particular company and/or industry. Essex's analysts compare and confirm their findings with the company's respective competitors, suppliers, and distributors. Analysts then perform financial and strategic analysis and utilize a variety of valuation disciplines to arrive at a target price. The Small Cap Growth portfolio is expected to have between 90 and 100 positions and turnover is expected to be around 100%per year.

Special Equity
----------------------------------------------------------------
The Year in Review
------------------
Small cap equities excelled in 2003, as the bear market gave way to a record calendar-year return for the Russell 2000, which posted a gain of 47.25%. This was the fifth consecutive year small caps, as measured by the Russell 2000, outperformed large caps as measured by the S&P 500. Managers Special Equity Fund appreciated 42.50% during 2003, its third highest return since inception in 1984.
The Fund's performance reflected not only the strength of the market as a whole, but the significant returns of small cap stocks in particular. Every sector of the Russell 2000 appreciated greater than 30% during 2003 with technology and telecom up over 60%. A "quality issue" came to the forefront early on as it became apparent that speculation was playing a major role in driving returns within small cap companies. Upon further research, those companies in the lowest decile by market cap, with the highest betas, and with zero or negative earnings were the best-performing tranches. This speculative nature of growth created a difficult environment for small cap managers to outperform, and in fact, the Russell 2000 outpaced over two-thirds of all small cap funds during the year. As will be detailed below, some of the Fund's relative underperformance can be attributed to sector allocation and security selection decisions, but a significant portion of the Fund's underperformance was a direct result of the Fund's relatively low exposure to the speculative, less liquid, lower quality holdings of the small cap universe.
In the early going, it looked as though the downward trend of 2002 would continue as the first quarter was not a particularly positive one for small cap stocks. Daily reports of the U.S led coalition continued to drive volatile market fluctuations while other economic and valuation data played a less noteworthy role. Relative performance was hindered by three main categories that comprise a significant weighting within the portfolio: travel & leisure, steel, and consumer. Much of the volatility in steel prices was a function of labor contracts and some confusion regarding potential consolidation in the industry. This cleared itself in the latter part of the year and proved to be a valuable contributor to the Fund's full year return.
As the second quarter began, geopolitical conditions improved and President Bush's tax credits were well received. These factors coupled with a brighter economic outlook paved the way for what turned out to be a spectacular nine months to be involved in the stock market. The second quarter also gave rise to the quality is sue described above. Simply put, as geopolitical, economic and market risks receded, the riskiest assets reacted most, while fundamentally sound investments performed very well but lagged on average. Despite the Fund's modest relative underperformance, 90% of its holdings rose and half of these by greater than 20%. Many of the top performers were also in the Fund's two largest sector allocations, technology and consumer discretionary. Specifically, SanDisk, the maker of digital memory cards, surged 141% within tech while Aeropostal, Bebe Stores and Dick's Sporting Goods each rose over 60% on the strength of consumer spending. Detracting from performance were holdings within the healthcare sector, which trailed the returns of the Russell 2000 healthcare sector by roughly 10 basis points.
Small-cap stocks continued to rally in the third and fourth quarters of 2003 with a noticeable shift back in the direction of quality and fundamentals to close out the year. As would be imagined, this was a welcome sign for the Fund's managers who are all fundamentally driven stock pickers. Economic data remained strong with an upwardly revised third quarter GDP number of 8.2 causing many economists to rethink estimates in a positive manner going forward. Furthermore, all sectors of the Russell 2000 appreciated with materials and energy uncharacteristically leading the charge. The Fund was able to add value in both sectors during the fourth quarter with two of the portfolio's most notable materials performers, AK Steel and US Steel, appreciating 155%, and 91%, respectively. Relative outperformance was also aided by security selection within the consumer discretionary and technology sectors.
During this time, we at Managers were evaluating changes to the subadvisor line-up to address the retirement of Gary Pilgrim as lead portfolio manager of Pilgrim, Baxter and Associates. After a thorough search we recommended Essex Investment Management to the Fund's Trustees in place of Pilgrim, Baxter. As described above, Craig Lewis has an investment philosophy that seeks out dynamic growth opportunities and that is quite complementary to the investment philosophies of the other managers within the Fund. The Trustees approved the replacement in mid-December and there is a proxy vote scheduled so that shareholders have an opportunity to endorse the change. In addition to the philosophical and intelligence diversification that we always seek when structuring a multi-managed portfolio, we are pleased with the quantitative aspects of the fit. For example, the distribution across portfolio characteristics has widened, and the diversification across sectors has broadened slightly.

Special Equity
-----------------------------------------------------------
Looking Forward
---------------
Heading into 2004, the Fund's sector weights have not changed significantly as consumer discretionary, information technology, and industrials remain the three largest allocations. The Fund has also become somewhat less defensive as its exposure to health care has been trimmed to less than 10%. Furthermore, the recent addition of Essex is not expected to radically alter these allocations going forward as its portfolio will likely remain predominantly in technology, healthcare, and consumer with the one notable divergence from the preceding portfolio being the introduction of more exposure to industrials.
The Fund's subadvisors are optimistic that 2004 will see continued economic growth with the potential for increased activity in the mergers and acquisition arena. While the prospect for continued growth is always well received, the managers note that valuations are currently reflecting this optimism and they remain cautious and aware of the possibility that the Fed may begin tightening and start to raise interest rates in the not too distant future.

Cumulative Total Return Performance
-----------------------------------
Special Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization, which represents approximately 98% of the investable U.S. equity market. This chart compares a hypothetical $10,000 investment made in Special Equity on December 31, 1993, to a $10,000 investment made in the Russell 2000 for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.
The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2003.


			Average Annualized Total Returns
			--------------------------------
			One	Five	Ten
			Year	Years	Years
			------	------	-------
Special Equity		42.50%	8.94%	12.10%
Russell 2000 Index	47.25%	7.13%	9.47%




		Special
Year End	Equity		Russell 2000
---------	-------		------------
31-Dec-93	$10,000		$10,000
31-Dec-94	 $9,801		 $9,818
31-Dec-95	$13,127		$12,611
31-Dec-96	$16,376		$14,691
31-Dec-97	$20,380		$17,976
31-Dec-98	$20,421		$17,519
31-Dec-99	$31,471		$21,242
31-Dec-00	$30,665		$20,601
31-Dec-01	$28,189		$21,113
31-Dec-02	$21,992		$16,788
31-Dec-03	$31,339		$24,721



Managers Special Equity Fund



Top Ten Holdings (out of 355 securities)% Fund		Industry Weightings
---------------------------------------------------	-------------------------------
ITT Educational Services, Inc.*		1.6%		Consumer Discretionary	22.4%
United States Steel Corp.*		1.5 		Information Technology	18.1
Visteon Corp.				1.4 		Industrials		13.6
Reliant Resources, Inc.*		1.3 		Financials		12.5
Toys "R" Us, Inc.			1.2 		Health Care		 9.8
Overseas Shipholding Group, Inc.*	1.1 		Materials		 6.5
Emmis Communications Corp., Class A*	1.0 		Energy			 4.1
FelCor Lodging Trust, Inc.		1.0 		Utilities		 3.1
Meristar Hospitality Corp.		1.0 		Consumer Staples	 1.0
Dillard's, Inc., Class A*		1.0 		Telecommunication
					----		 Services		 0.3
Top Ten as a Group			12.1%		Other			 8.6
					=====



		Managers Special Equity Fund
			December 31, 2003



Schedule of Portfolio Investments		Special Equity
----------------------------------------------------------------


Security Description 		Shares		Value
-------------------------------	--------	------
Common Stocks - 91.4%
Consumer Discretionary - 22.4%
Aaron Rents, Inc.		197,000		$ 3,965,610
Abercrombie & Fitch Co.*	757,300 (2)  	 18,712,883
Action Performance Companies,
 Inc.				238,900 (2)  	  4,682,440
Alliance Gaming Corp.*		379,600 (2) 	  9,357,140
American Eagle Outfitters,
 Inc.*			      1,150,700 (2) 	 18,871,480
Applebee's International,
 Inc.				258,750 (2)	 10,161,113
Beasley Broadcasting Group,
 Inc.*				237,000 	  3,893,910
Big Lots, Inc.*			515,252		  7,321,731
Borders Group, Inc.*		424,500		  9,305,040
Columbia Sportswear Co.,Inc.*    16,700	  	    910,150
Concord Camera Corp.*		399,200 (2) 	  3,692,600
Copart, Inc.*			705,300		 11,637,450
COX Radio, Inc., Class A*	368,600 	  9,299,778
Dick's Sporting Goods, Inc.*	145,600		  7,084,896
Dillard's, Inc., Class A      1,895,500		 31,199,930
Duckwall-ALCO Stores,
 Inc. (5)*			247,800		  3,890,460
Electronics Boutique Holdings
 Corp.*				303,700 (2)	  6,951,693
Emmis Communications Corp.,
 Class A*		      1,203,600 (2) 	 32,557,380
Furniture Brands
 International, Inc.*		708,600		 20,783,238
GameStop Corp.*			727,300		 11,207,693
Gaylord Entertainment Co.,
 Class A*			226,233 (2)	  6,753,055
Genesco, Inc.*			282,300 (2)	  4,271,199
Getty Images, Inc.*		267,600 (2) 	 13,414,788
Hollywood Entertainment Corp.*	488,300 	  6,714,125
Hughes Supply, Inc.		177,400		  8,802,588
IMPCO Technologies, Inc.*	100,800 (2)	    878,976
Insight Communications Co.,
 Inc., Class A*			680,400		  7,014,924
Insight Enterprises, Inc.*	541,080		 10,172,304
International Speedway Corp.,
 Class A 			560,400		 25,027,464
J Jill Group, Inc., The*	645,800 (2)	  8,208,118
Journal Communications, Inc.*	315,300 	  5,842,509
Kerzner International, Ltd.*	656,900		 25,592,824
La Quinta Corp.*		845,000		  5,416,450
La-Z-Boy, Inc.			305,600 (2)	  6,411,488
Leapfrog Enterprises, Inc.*	498,800 (2)	  13,233,164
Linens'N Things, Inc.*		358,500 (2)	  10,783,680
Lions Gate Entertainment
 Corp.*				311,600 (2)	  1,395,968
M.D.C.Holdings, Inc.		 77,400		  4,992,300
Michaels Stores, Inc.*		 68,100 (2)	  3,010,020
Monaco Coach Corp.*		253,700		  6,038,060
NetFlix, Inc.*			168,200		  9,198,858
P.F. Chang's China Bistro,
 Inc.*				279,900		 14,241,312
Panera Bread Co., Class A*	488,300 (2) 	 19,302,499
PETCO Animal Supplies, Inc.* 	169,100		  5,149,095
Pier 1 Imports, Inc.		352,200		  7,699,092
Polaris Industries, Inc.	103,600 (2)	  9,176,888
Proquest Co.*			298,400 (2) 	  8,787,880
Quiksilver, Inc.*		228,100		  4,044,213
Rare Hospitality
 International, Inc.*		125,700		  3,072,108
Regal Entertainment Group	285,600 (2)	  5,860,512
Ross Stores, Inc.		780,000 	 20,615,400
Ruby Tuesday, Inc.		831,600		 23,692,284
Saks, Inc.*		      1,023,000		 15,385,920
Salem Communications Corp.,
 Class A*			482,900		 13,096,248
School Specialty, Inc.*		452,035 (2)	 15,373,710
Stage Stores, Inc.*		299,000 (2)	  8,342,100
Standard-Pacific Corp.		178,000		  8,641,900
The Finish Line, Inc.,
 Class A*			181,684		  5,445,069
TJX Cos., Inc.			160,000	 	  3,528,000
Too, Inc.*			691,700 (2)	 11,675,896
Toro Co.			177,000		  8,212,800
Toys "R" Us, Inc.*	      3,000,000 (2)  	 37,920,000
Tractor Supply Co.*		275,300	         10,706,417
United Rentals, Inc.*		429,200	          8,266,392
Urban Outfitters, Inc.*		354,000	         13,115,700
Visteon Corp.		      4,395,300 (2)      45,755,073
					      -------------
Total Consumer Discretionary       		735,765,985
					      -------------
Consumer Staples - 1.0%
Del Monte Foods Co.*		794,900 	  8,266,960
Duane Reade, Inc.*		589,200 (2)       9,969,264
NBTY, Inc.*			354,800		  9,529,928
Pathmark Stores, Inc.*		200,000		  1,520,000
Sunopta, Inc.*			 96,600		    891,618
Wild Oats Markets, Inc.*	315,500	 	  4,079,415
					      -------------
Total Consumer Staples 			 	 34,257,185
					      -------------
Energy - 4.1%
Forest Oil Corp.*		237,700		  6,791,089
Global Industries, Ltd.*      1,320,400		  6,800,060
Grant Prideco, Inc.*		454,600		  5,918,892
Harvest Natural Resources,
 Inc.*				143,100		  1,423,845
Houston Exploration Co.*	 97,900		  3,575,308
Key Energy Services, Inc.*	624,900		  6,442,719
Newfield Exploration Co.*	180,100		  8,021,654
OMI Corp.*			499,000		  4,456,070
Overseas Shipholding Group,
 Inc.			      1,040,000		 35,412,000
Pogo Producing Co.		484,200		 23,386,860
Pride International, Inc.*	563,900		 10,511,096
Stone Energy Corp.*		184,800		  7,844,760
Veritas DGC, Inc.*	      1,164,200		 12,200,816
					      -------------
Total Energy					132,785,169
					      -------------
Financials - 12.5%
Alabama National Bancorp 	 64,400		  3,384,220
AMB Property Corp.		216,000		  7,102,080
American Financial Group,Inc.   103,500		  2,738,610
American National Insurance
 Co.				 68,950 (2)	  5,817,312
AmerUs Group, Co.		189,300 (2) 	  6,619,821
Bank of Hawaii Corp.		221,100	  	  9,330,420



The accompanying notes are an integral part of these financial statements.

Managers Special Equity Fund
	December 31, 2003



Schedule of Portfolio Investments (continued)	Special Equity
----------------------------------------------------------------



Financials (continued)

Banknorth Group, Inc.			355,482		$11,563,829
Banner Corp.				217,740	  	  5,476,161
Brandywine Realty Trust (5)		218,600	 	  5,851,922
Brown &Brown, Inc.			265,100	 	  8,644,911
Charter One Financial, Inc.		227,946	 	  7,875,534
Chittenden Corp.			396,500		 13,338,260
Clark, Inc.*				239,200		  4,602,208
Commerce Bancshares, Inc.		268,336		 13,153,831
Delphi Financial Group, Inc.,
 Class A 				387,000		 13,932,000
Direct General Corp.			221,300		  7,325,030
Downey Financial Corp.			393,380		 19,393,634
Equity Inns, Inc.		      1,028,500		  9,307,925
eSpeed, Inc., Class A*			189,900		  4,445,559
FelCor Lodging Trust, Inc.	      2,900,000		 32,132,000
First Niagara Financial Group, Inc. 	435,750		  6,497,033
Harbor Florida Bancshares, Inc.		224,900		  6,681,779
Hibernia Corp., Class A 		866,500		 20,371,415
Hilb, Rogal & Hamilton Co.		305,500		  9,797,385
Infinity Property &Casualty Corp.*	336,750 (2) 	 11,129,588
Investors Financial Services Corp.  	124,300		  4,774,363
IPC Holdings, Ltd.*			162,695		  6,335,343
iStar Financial, Inc.			414,100		 16,108,490
MCG Capital Corp.			437,328		  8,527,896
Meristar Hospitality Corp. (5)        4,853,700		 31,597,587
National Western Life Insurance
 Co., Class A*				 12,000		  1,858,200
Peoples Bank				 48,200		  1,571,320
Prime Group Realty Trust*		786,800 (2)	  4,933,236
Provident Financial Group, Inc.		197,085 (2)	  6,296,866
Reinsurance Group of America		239,000		  9,237,350
Riverview Bancorp, Inc.			100,000		  2,126,200
Scottish Annuity & Life
 Holdings, Ltd.				287,900 (2)	  5,982,562
Seacoast Financial Services Corp.	327,500		  8,976,775
Selective Insurance Group, Inc.		247,874 (2)	  8,021,203
St. Joe Co., The			111,500		  4,157,835
Sterling Financial Corp.*		260,902		  8,930,675
Timberland Bancorp, Inc.		 95,400 	  2,164,626
Triad Guaranty, Inc.*			 87,452		  4,403,208
U.S.I. Holdings Corp.*			592,301		  7,729,528
Webster Financial Corp.			279,800 (2)	 12,831,628
Westcorp				169,700		  6,202,535
					      	      -------------
Total Financials 					409,279,893
					      	      -------------
Health Care - 9.8%
Advanced Neuromodulation
 Systems, Inc.*				387,100 (2)	 17,798,858
Affmetrix, Inc.*			100,200 (2)	  2,465,922
American Healthways, Inc.*		484,200 	 11,557,854
Apria Healthcare Group, Inc.*		254,200		  7,237,074
Arthrocare Corp.*			717,200 (2) 	 17,571,400
Atherogenics, Inc.*			239,200		  3,576,040
Charles River Laboratories
 International,Inc.*			302,900 (2)	 10,398,557
CTI Molecular Imaging Inc.*		242,500 (2)  	  4,100,675
Cyberonics, Inc.*			198,260		  6,346,303
DaVita, Inc.*				380,700		 14,847,300
Digene Corp.*				178,100		  7,141,810
Dyax Corp.				275,000		  2,260,500
Eclipsys Corp.*				715,700 (2)	  8,330,748
EPIX Medical, Inc.*			197,300		  3,212,044
Exact Sciences Corp.*			164,800 (2)	  1,667,776
Exelixis, Inc.*				822,400		  5,822,592
Gen-Probe, Inc.				359,000		 13,092,730
Harvard Bioscience, Inc.*	      1,049,100		  9,336,990
Health Net, Inc.*			411,600		 13,459,320
IMS Health, Inc.			820,081		 20,387,214
INAMED Corp.*				123,750		  5,947,425
Inspire Pharmaceuticals, Inc.*		189,300		  2,680,488
LabOne, Inc.*				140,200		  4,552,294
Lincare Holdings, Inc.*			212,100 (2)   	  6,369,363
Martek Biosciences Corp.*		125,900		  8,179,723
Medcath Corp.*				245,800 (2)	  2,571,068
Medicines Co.*				327,900		  9,659,934
Odyssey HealthCare, Inc.*		294,600		  8,619,996
Owens & Minor, Inc.			213,300		  4,673,403
Penwest Pharmaceuticals Co.*		102,229		  1,766,517
Pharmaceutical Resources, Inc.*		319,900 (2)      20,841,485
Priority Healthcare Corp., Class B*	229,122	   	  5,524,131
Protein Design Labs, Inc.*		177,000		  3,168,300
Quidel Corp.*				473,900		  5,127,598
Select Medical Corp.*		      1,117,600		 18,194,528
Telik, Inc.*				211,900		  4,875,819
Triad Hospitals, Inc.*			410,664		 13,662,791
United Surgical Partners
 International, Inc.*			142,500		  4,770,900
Universal Health Services, Inc.,
 Class B*				120,000		  6,446,400
Wright Medical Group, Inc.*		 86,700		  2,639,148
					      	      -------------
Total Health Care 					320,883,018
					      	      -------------
Industrials - 13.6%
AAR Corp.				259,200		  3,875,040
Abx Air, Inc.				643,200 (2)	  2,765,760
Aeroflex, Inc.*				328,700		  3,842,503
Airtran Holdings, Inc.*			533,900		  6,353,410
Alaska Airgroup, Inc.*			500,000 (2)	 13,645,000
Albany International Corp.		290,700		  9,854,730
Axsys Technologies, Inc. (5)*		433,800		  6,155,622
BHA Group Holdings, Inc., Class A	130,200		  3,274,530
Brink's Co., The 			420,241		  9,501,649
Career Education Corp.*			265,300		 10,630,571
CNF, Inc.				105,600		  3,579,840
Corinthian Colleges, Inc.*		213,800		 11,878,728
Corporate Executive Board Co.*		298,700		 13,940,329
CoStar Group, Inc.*			313,500 (2)	 13,066,680
Crane Co.				290,600		  8,933,044



The accompanying notes are an integral part of these financial statements.

		  Managers Special Equity Fund
			December 31, 2003



Schedule of Portfolio Investments (continued)	Special Equity
----------------------------------------------------------------


Industrials (continued)
Curtiss-Wright Corp.			164,600 (2) 	$  7,408,646
DeVry, Inc.*				597,000 (2)	  15,002,610
EGL, Inc.*				163,500 (2)	   2,871,060
Engineered Support Systems, Inc.	 83,100		   4,575,486
Flowserve Corp.*			357,500		   7,464,600
IDEX Corp.				208,300		   8,663,197
Interpool, Inc.				340,600 (2)	   4,853,550
Ionics, Inc.*				602,900 (2)	  19,202,365
ITT Educational Services, Inc.*       1,139,700	 	  53,531,709
Jacuzzi Brands, Inc.*		      1,132,700	 	   8,030,843
JB Hunt Transport Services, Inc.*	351,900		   9,504,819
JLG Industries, Inc.			388,600	 	   5,918,378
Kennametal, Inc.			163,500		   6,499,125
Klm-Koninklijke Luchtvaart Mij 		825,980		  13,389,136
Kroll, Inc.*				595,200 (2)  	  15,475,200
Lydall, Inc.*				234,000		   2,384,460
Michael Baker Corp.*			189,800		   1,964,430
MSC Industrial Direct Co., Class A 	232,200		   6,385,500
Navigant Consulting, Inc.*		328,100	 	   6,187,966
Old Dominion Freight Line, Inc.*	 26,300	  	     896,304
Orbital Sciences Corp.*			546,200 (2)	   6,565,324
Pentair, Inc.				157,400	  	   7,193,180
Portfolio Recovery Associates, Inc.* 	 98,600	 	   2,617,830
Reliance Steel & Aluminum Co.		208,500		   6,924,285
RemedyTemp, Inc.,	Class A*	 68,700	 	     749,517
Ryder System,Inc.			187,700		   6,409,955
Sea Containers, Ltd., Class A 		737,000 (2)	  13,450,250
Sea Containers, Ltd., Class B*	 	 13,890		     253,493
Sequa Corp., Class A*			 99,600		   4,880,400
Sequa Corp., Class B*			 38,300	  	   1,911,170
Shaw Group Inc., The*			210,400 (2)	   2,865,648
Sirva, Inc.				126,500		   2,471,810
Stericycle, Inc.*			172,100	 	   8,037,070
Stewart &Stevenson Services, Inc.	537,400	 	   7,550,470
Tecumseh Products Co., Class B 		101,000	  	   4,767,200
Tetra Tech, Inc.*			127,700 (2)   	   3,174,622
Thomas & Betts Corp.*			552,400		  12,644,436
United Stationers, Inc.*		151,700	  	   6,207,564
Volt Information Sciences, Inc.*	 69,350	  	   1,567,310
Waste Connections, Inc.*		249,500	 	   9,423,615
Werner Enterprises, Inc.		343,347		   6,691,833
World Fuel Services Corp.		 28,100	 	     953,995
York International Corp.		233,900		   8,607,520
					      	       -------------
Total Industrials 					 447,425,317
					      	       -------------
Information Technology - 18.1%
ADC Telecommunications, Inc.*	      2,226,700		   6,613,299
Advanced Micro Devices, Inc.*	      1,685,000 (2)	  25,106,500
Altiris, Inc.*				214,500	 	   7,824,960
Alvarion, Ltd.*				646,000		   7,461,300
American Management Systems,
 Inc.*					454,800		   6,853,836
Anaren Microwave, Inc.*		      1,057,900 (2)	  14,937,548
Applied Films Corp.*			263,000		   8,684,260
Ascential Software Corp.*		377,200		   9,780,796
Asyst Technologies Inc.*		399,000		   6,922,650
ATMI, Inc.*				285,800	 	   6,613,412
Avid Technology, Inc.*			197,600		   9,484,800
Avocent Corp.*				333,200		  12,168,464
BearingPoint, Inc.*		      1,064,900		  10,744,841
Benchmark Electronics, Inc.*		208,500		   7,257,885
CCC Information Services Group,
 Inc.*					102,481		   1,731,929
Centra Software, Inc.*			548,300		   2,165,785
Ceridian Corp.*				257,000	 	   5,381,580
CheckFree Corp.*			80,700 (2) 	   2,231,355
Checkpoint Systems, Inc.*		401,200		   7,586,692
Cognex Corp.*				171,900		   4,854,456
Cognizant Technology Solutions
 Corp.*					394,993		  18,027,481
Concord Communications, Inc.*		 53,300	 	   1,064,401
Cymer, Inc.*				191,800		   8,859,242
Digital Insight Corp.*			118,500		   2,950,650
Dot Hill Systems Corp.*			347,100		   5,258,565
Dupont Photomasks, Inc.*		252,000 (2) 	   6,083,280
eFunds Corp.*				405,526		   7,035,876
Electronics for Imaging, Inc.*		231,881		   6,033,544
ESS Technology, Inc.*			286,800		   4,878,468
F5 Networks, Inc.*			237,700		   5,966,270
Fairchild Semiconductor
 International, Inc.*			707,400 (2)	  17,663,778
FLIR Systems, Inc.*			 73,900		   2,697,350
Helix Technology Corp.			122,700		   2,525,166
Henry (Jack)&Associates, Inc.		103,500		   2,130,030
Hyperion Solutions Corp.*		501,400 (2) 	  15,112,196
Identix, Inc.*				904,300		   4,024,135
IKON Office Solutions, Inc.		532,000 (2)	   6,309,520
Infocrossing, Inc.*			137,200 (2)	   1,642,284
Integrated Silicon Solution, Inc.*	301,900		   4,730,773
Intrado, Inc.*				230,498		   5,059,431
iPayment Holdings, Inc.*		 37,000	 	   1,258,000
Itron, Inc.*				 53,800		     987,768
Ixia, Inc.*			      1,337,800		  15,652,260
Keithley Instruments, Inc.		138,500		   2,534,550
Kemet Corp.*				516,800		   7,074,992
Kulicke & Soffa Industries, Inc.*	354,600	 	   5,099,148
LTX Corp.*				311,400		   4,680,342
Magma Design Automation, Inc.*		270,600		   6,315,804
Mantech International Corp.,
 Class A*				181,200		   4,520,940
Marvell Technology Group Ltd.*		128,800		   4,885,384
McData Corp.*				233,100		   2,221,443
McData Corp.,Class A*			328,600		   3,131,558
Mercury Interactive Corp.*		127,200		   6,187,008
Merix Corp.*				222,500		   5,457,925
Mettler Toledo International, Inc.*	187,800		   7,927,038
Micromuse, Inc.*			692,900		   4,781,010
Microsemi Corp.*			260,000	 	   6,390,800



The accompanying notes are an integral part of these financial statements.

		Managers Special Equity Fund
			December 31, 2003



Schedule of Portfolio Investments (continued)	Special Equity
----------------------------------------------------------------


Information Technology (continued)
Modem Media, Inc.*			 84,900		$ 693,633
Neoware Systems, Inc.*			252,800 	3,463,360
NetScreen Technologies, Inc.*		287,800		7,123,050
O2Micro International, Ltd.*		515,800        11,553,920
Omnivision Technologies, Inc.*		207,000	       11,436,750
Open Solutions, Inc.			  4,100		   72,037
OSI Systems, Inc.*			321,700 (2) 	6,179,857
Packeteer, Inc.*			143,100		2,429,838
Parametric Technology Corp.*	      1,100,200		4,334,788
Park Electrochemical Corp.		257,100		6,810,579
Pemstar, Inc.*				308,100 (2)	1,013,649
Photon Dynamics, Inc.*			164,500		6,619,480
Planar Systems, Inc.*			216,200		5,257,984
Power Integrations, Inc.*		228,400		7,642,264
Reynolds &Reynolds Co., The,
 Class A 				150,000		4,357,500
Rogers Corp.*				153,400		6,768,008
Roper Industries, Inc.			164,200		8,088,492
Sanchez Computer Associates, Inc.*	538,400		2,234,360
Secure Computing Corp.*			313,100		5,607,621
Silicon Laboratories, Inc.*		256,700	       11,094,574
Skyworks Solutions, Inc.*		667,200		5,804,640
Stratasys, Inc.*			110,250		3,005,415
SupportSoft, Inc.*			361,700		4,756,355
SYNNEX Corp.				290,900 (2)	4,002,784
Synopsys, Inc.*				430,000 (2)    14,516,800
Tech Data Corp.*			228,900		9,085,041
THQ,Inc.*564,400 2 9,544,004
Tier Technologies, Inc.*		396,900		3,242,673
Tollgrade Communications, Inc.*		146,091		2,560,975
Trident Microsystems, Inc.*		294,659		5,132,960
Ultratech Stepper, Inc.*		337,300		9,906,501
Varian Semiconductor Equipment
 Associates, Inc.*			155,200		6,780,688
Verint Systems, Inc.*			105,400		2,377,824
Verity, Inc.*				372,600		6,218,694
Vishay Intertechnology, Inc.*		488,500        11,186,650
					      	    -------------
Total Information Technology 		    	      592,468,506
					      	    -------------
Materials - 6.5%
Airgas, Inc.*				673,800        14,473,224
AK Steel Holding Corp. (5)*	      6,085,200 (2)    31,034,520
GrafTech International Ltd.*		744,400        10,049,400
Longview Fibre Co.		      1,026,900        12,682,215
Massey Energy Co.		      1,400,000 (2)    29,120,000
Minerals Technologies,Inc.		167,200         9,906,600
RTI International Metals, Inc.*		409,030		6,900,336
Scotts Co., The, Class A*		154,300		9,128,388
Spartech Corp.				431,100        10,622,304
Stillwater Mining Co.*		      1,387,862        13,281,839
United States Steel Corp.	      1,425,100 (2)    49,907,002
USEC, Inc.			      1,915,600        16,091,040
					      	    -------------
Total Materials 				      213,196,868
					      	    -------------
Telecommunication Services - 0.3%
At Road, Inc.*				157,900	        2,100,070
General Communication, Inc.,
 Class A*				878,100	        7,639,470
					      	    -------------
Total Telecommunication Services			9,739,540
					      	    -------------
Utilities - 3.1%
Avista Corp.			      1,202,200        21,783,864
El Paso Electric Co.*			522,400	        6,974,040
Reliant Resources, Inc.*	      5,991,000        44,093,760
Sierra Pacific Resources Corp.        2,346,800 (2)    17,225,512
Texas Genco Holdings, Inc.*		369,900        12,021,750
					      	    -------------
Total Utilities 				      102,098,926
					      	    -------------
Total Common Stocks
(cost $2,218,693,896)			            2,997,900,407
					      	    -------------
Short-Term Investments - 20.8%

Other Investment Companies - 12.8%
AIM Liquid Assets, 1.00% (1)		 27,305	           27,305
Bank of New York Institutional
 Cash Reserves Fund, 1.14%(1),(3)   120,071,055       120,071,055
JPMorgan Liquid Assets Money
 Market Fund, Institutional Class
 Shares, 1.02% (1) 		     73,170,690	       73,170,690
JPMorgan Prime Money Market
 Fund, Institutional Class
 Shares, 0.95% (1)		    224,911,456       224,911,456

Total Other Investment Companies 	     	      418,180,506
					      	    -------------
				    Principal
Other Short-Term Investments - 8.0%  Amount
Due 01/02/04 to 03/08/04,            ------
1.00% to 1.17% (1), (3)		    263,879,153       263,879,153

Total Short-Term Investments
(cost $682,059,659)			     	      682,059,659

Total Investments - 112.2%
(cost $2,900,753,555)			            3,679,960,066
					      	    -------------
Other Assets, less Liabilities - (12.2)%      	     (400,641,796)
						   --------------
Net Assets - 100.0%				   $3,279,318,270
						   ==============




The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund 		International Equity
-----------------------------------------------------------------
Managers International Equity Fund ("International Equity") seeks long-term capital appreciation through investment in non-U.S.
equity securities. The Fund has three independent subadvisors who each manage approximately one third of the total portfolio:
Bernstein Investment Management and Research ("Bernstein"), led by Kevin Simms and hired in March of 2002, Lazard Asset
Management, LLC ("Lazard"), led by William Holzer and hired in September 2003, and Mastholm Asset Management, L.L.C.
("Mastholm"), led by Theodore Tyson and hired in March 2000.

The Portfolio Managers
----------------------
Bernstein Investment Research and Management
--------------------------------------------
Bernstein's approach is value-based and research driven. The thesis is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion. Bernstein's Inter national Strategic Value discipline is designed to create a focused portfolio of companies with strong fundamentals and sound business prospects not yet reflected in their share price.
They begin with all companies in the MSCI EAFE with a market capitalization greater than $4 billion. This universe of some 600 stocks covers approximately 90%of the capitalization of the EAFE Index. The investment team screens this list with a proprietary return model to identify the companies with the most attractive value attributes. The model derives an expected return for each company by assessing companies both from a global industry-based perspective and from a country-based standpoint, including such factors as price to cash earnings, price to book, return on equity, and price momentum. Over 100 analysts perform extensive research, focusing on the most attractively valued stocks. They dissect corporate financial statements and visit company management. They also meet frequently with customers, suppliers, or other industry experts. They then build spreadsheets of historical and projected balance sheet and income statement information in order to estimate normalized earnings power, cash flow and asset values for each company for the next five years, performing simulations to see the potential impact of changes in various components. Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG). The Committee challenges the analyst's assumptions and conclusions to ensure they are sound. The IPG uses this research to build a portfolio of 35-50 of the best ideas building on the combined convictions of Bernstein industry analysts and regional portfolio management teams. A stock is sold when it has achieved forecasted target of fair value, or if a change in the earnings forecast reduces the price target to current levels.

Lazard Asset Management, LLC
----------------------------
In September, Managers announced the appointment of Lazard Asset Management as a subadvisor of the Fund, replacing Deutsche Asset Management. The appointment left Willy Holzer and his investment team, who had departed Deutsche Asset Management, in charge of the same portion of Managers International Equity Fund that he has managed since 1989. Despite the change in organizations, the Fund's allocation to and the investment philosophies of the managers did not change. Willy and his investment team will continue to utilize the global thematic strategy that he developed in 1986, which targets the fastest growing or most profitable segments of the global economy.
Willy Holzer can be described as a "top down" thematic investor, whose themes are based on "bottom up" observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy, and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long term investment returns, and which also represent an asymmetric investment opportunity in the investor's favor. Themes are typically long lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Willy works with the securities analysts at Lazard to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.
Willy believes that it is important to distinguish between three types of companies: Domestic compa-.

International Equity
-----------------------------------------------------------------
nies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willy will invest in any of these in order to capitalize on a theme; however, he prefers global companies which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a portion invested in companies domiciled in less developed or "emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or distribution in the emerging markets. Given the long-term nature of the themes, his rate of turnover is relatively low (30% to 40% annually). The diversification of themes in the portfolio generally provides low risk attributes.

Mastholm Asset Management, L.L.C.
---------------------------------
Ted Tyson and the investment management team at Mastholm utilize a bottom-up all capitalization growth style for investing in international equities. There are several underlying tenets that Mastholm adheres to that lead to this approach: that the outlook for a company is more predictable than a country or region, that companies with accelerating earnings and revenues can provide superior returns, and that there is no correlation between international benchmarks and investment opportunities. Thus, Mastholm will concentrate on companies on a bottom-up basis, they will continuously search for growing companies or for where catalysts exist to cause earnings acceleration, and they will deviate from the Europe, Australasia, Far East Index ("EAFE") weightings and invest in any size company outside the U.S. Specifically, Mastholm's approach is to perform fundamental research on a daily basis in order to identify attractive company trends or catalysts. This is accomplished first by a daily screening of industry and company announcements for positive company earnings releases and other news on a company that might impact current or future earnings. Stories considered relevant, generally about 50+ per day, are then summarized and reviewed by the investment management team. Finally, about 5-10 companies per day are selected from that list for more detailed analysis by the team. Mastholm believes that this approach allows comprehensive coverage of a wide universe while at the same time allowing the managers to focus on facts that they consider material.
The security analysis Mastholm performs is designed to rapidly prioritize candidates. The investment team will visit with companies around the globe, confer with industry analysts, interview competitors, vendors, and suppliers, and compile a complete set of financial reports in order to obtain as much information as possible. Generally, the analysts at Mastholm look upon quality and clarity of financial results, above-expectations financial performance, a wide range of analyst expectations, attractive valuation, and ample liquidity as favorable characteristics.
Mastholm will generally start with a small (0.5% to 1.0%) investment based upon their fundamental analysis. As their level of conviction grows, through company visits and additional analysis, they will add to a position. The portfolio typically holds from 70-90 positions with no more than 5% at cost in any one company. Mastholm will review a position with the intent to sell when the company's growth decelerates (note that negative EPS growth will trigger an automatic sale), the catalysts have become fully recognized and discounted by the market, or a stronger candidate emerges. Additionally, Mastholm monitors the technical characteristics of its stocks (i.e., relative strength, etc.) and will reassess their fundamental research if the technicals breakdown. Mastholm does not typically hedge its currency exposure. In extreme cases of dollar/currency disparity, Mastholm may employ hedges for short time periods to limit currency risk.

Some thoughts about currencies
------------------------------
One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations. For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S. dollars. In fact, all three managers use currency hedges sparingly. Here's why:

International Equity
---------------------------------------------------------------
First, as previously mentioned, it is difficult to predict currency movements, and none of the managers believe they can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Many of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies. Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That being said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

The Year in Review
------------------
It was a year of measurable economic improvements around the globe. The economic reports from the U.S. were much better than expected and Germany and Japan both made strides in addressing the necessary structural reforms to improve the health of two of the world's largest economies. While neither of these two nations actually reported meaningful growth in their overall economies, the improvements were tangible. Other nations benefited from the sharp expansion in the U.S., particularly exporters of raw materials and high tech goods. The net result of all this was that inter national equity markets rose broadly during 2003. For U.S. investors, the rise in share prices was compounded by the rise in foreign currencies versus the U.S. dollar. Greece, Sweden, and Germany were among the best performing markets during the year. Finland was the worst performing developed market and the only one to lose value in local currencies during 2003. It was led down by Nokia, which continued to lose market share in the more competitive wireless equipment industry. Still, Finland's market returned nearly 17% to U.S. investors thanks to currency gains.
The Fund returned 33.2%, including distributions, for 2003 compared with a return of 38.6% for the MSCI EAFE Index. It was the Fund's best annual gain since 1993 and the portfolio's holdings rose broadly. Just 20% of the roughly 320 positions held throughout 2003 declined in value. The Fund's best performing shares were either commodity-based, which benefited from the surprising resurgence of the global economy, or they were from the once famous "TMT" (technology, media, and telecom) sectors. Canada's Inco (+277%) and Australia's BHP Billiton (+150%) and WMC Resources (+138%) fall into the former category. Yahoo Japan (+800%before being sold in September), Britain's Cable & Wireless (+161%), and Sweden's Modern Times Group (+132%) fall into the latter.
The Fund's total return, unfortunately, fell short of the performance of the MSCI EAFE Index. The majority of this underperformance occurred in the fourth quarter and was caused by two factors. During the third quarter, the Fund's portfolio managers shifted some of their assets to Japan and the Pacific region, an area that the Fund had recently been underweight. Japan's equity market, however, appreciated "only" 8% during the fourth quarter, which was one of the smallest gains among the developed markets. In other words, the portfolio managers' decision to invest in Japan was costly from a relative perspective given that market's modest increase during the fourth quarter. The second cause of underperformance was an unfortunate investment in Italian food company Parmalat. That company's widely publicized multi-billion euro financial scandal resulted in the company's eventual bankruptcy and the crash of its stock price. Although a relatively small position (less than 0.5% of the Fund), it was still a painful loss.

Looking Forward
---------------
As touched on above, the Fund's regional allocations shifted late in 2003. The most notable change was an increased allocation to Japan, which rose from 16% at the end of 2002 to 22% at the end of 2003. The Fund's subadvisors made the following comments on their portfolio positioning heading into 2004.
Kevin Simms - While inter national equity valuations have increased to above-average levels, they appear well supported by economic and corporate-earnings trends. The Japanese economy is responding positively to the revival in world trade, capital expenditure is increasing and employment is stabilizing. In Europe, the post-summer strength in eurozone economic surveys is finally starting to show up in rising production. The US economy is on track to beat even the most optimistic forecasts for 2003 and powerful forward momentum suggests it could grow even faster in 2004, helping fuel global growth even more. Our portfolio contains a rich mix of high-quality companies across sectors with strong growth potential that nevertheless sell at low price-to-forward-earnings ratios as well as a high dividend yield.

International Equity
---------------------------------------------------------------

Willy Holzer - Our portfolio strategy remains broadly unchanged, favoring risk-taking in knowledge companies and in relation to Greater China, and capturing exposure to global growth through materials producers, energy, and dominant technology companies. It attempts to mitigate compounding exposure to asymmetric financial conditions by broadly avoiding highly leveraged companies and financial services. Finally, as an offset to global financial conditions, it maintains exposure to gold and precious metals producers, and to domestic companies in Japan.
Ted Tyson - We expect, based on our bottom-up work, the current global recovery to continue and even accelerate as 2004 progresses as demand increases beyond the current drivers of global growth, the U.S. and China. Japan, which is finally seeing restructuring paying off in the form of sharply higher corporate earnings, will be a significant beneficiary of the pickup in global demand. We expect higher interest rates to be implemented by central banks in 2004 and thus would be cautious of markets, such as the U.K., which are dominated by financial and defensive stocks.

Cumulative Total Return Performance
-----------------------------------
International Equity 's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EAFE Index ("EAFE") is compiled by Morgan Stanley Capital International. It consists of over 1,000 large, publicly traded stocks from 20 countries of Europe, Asia, Australia and the Far East. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in International Equity on December 31, 1993, to a $10,000 investment made in the EAFE for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The tables following the performance chart display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December 31, 2003.



				Average Annualized Total Returns
				--------------------------------
				One	Five	Ten
				Year	Years	 Years
				-------	-------	--------
International Equity		33.21%	-0.50%	5.17%
MSCI EAFE Index			38.59%	-0.05%	4.47%





		International
Year End	Equity		MSCI EAFE
---------	-------------	---------
31-Dec-93	$10,000		$10,000
31-Dec-94	$10,200		$10,778
31-Dec-95	$11,860		$11,986
31-Dec-96	$13,371		$12,711
31-Dec-97	$14,819		$12,937
31-Dec-98	$16,973		$15,523
31-Dec-99	$21,263		$19,709
31-Dec-00	$19,464		$16,917
31-Dec-01	$14,920		$13,289
31-Dec-02	$12,427		$11,171
31-Dec-03	$16,554		$15,481



Managers International Equity Fund
----------------------------------



Top Ten Holdings (out of 181 securities) % Fund		Industry Weightings
---------------------------------------- ------	-------------------------------
Arcelor*				 1.9%	Financials		20.2%
Vodafone Group PLC*			 1.7 	Materials		19.5
Nissan Motor Co., Ltd.*			 1.6 	Consumer Discretionary	14.8
Adecco SA				 1.6 	Industrials		14.7
Assurances Generales de France*		 1.5 	Energy			 7.6
Bank of Nova Scotia*			 1.4 	Health Care		 7.6
ENI SpA*				 1.4 	Information Technology	 5.3
Canon, Inc.*				 1.4 	Telecommunication
DSM NV*					 1.3	 Services		 4.3
GlaxoSmithKline PLC			 1.3	Consumer Staples	 3.5
					-----	Utilities		 0.9
Top Ten as a Group			15.1%	Other			 1.6
					=====


*Top Ten Holding at June 30, 2003

		Managers International Equity Fund
			December 31, 2003

Schedule of Portfolio Investments	International Equity
--------------------------------------------------------------


Security Description		Shares		Value
--------------------		------		-----
Common Stocks - 98.4%
Consumer Discretionary - 14.8%
Autoliv, Inc.(Sweden)		 54,900 	$2,084,874
British Sky Broadcasting PLC
 (United Kingdom)*		303,465	 	 3,825,528
Continental AG (Germany)*	 38,500	 	 1,460,261
Electrolux AB, Series B
 (Sweden)			 47,600		 1,048,247
Enterprise Inns PLC
 (United Kingdom)		 73,400		 1,333,394
Fast Retailing Co., Ltd.
 (Japan)			 27,000		 1,656,550
George Wimpey PLC
 (United Kingdom)		154,000		 1,026,225
GUS PLC (United Kingdom)	110,434		 1,530,737
Honda Motor Co., Ltd. (Japan)	 70,000		 3,144,441
Intercontinental Hotels
 Group PLC (United Kingdom)	199,635		 1,890,530
LG Electronics, Inc.
 (South Korea)*			 14,260		   699,902
Magna International, Inc.
 (Canada)			 14,300		 1,151,304
Marui Co., Ltd.
 (Japan)			 47,200		   598,867
Nissan Motor Co., Ltd.
 (Japan)			382,000		 4,308,157
Pearson PLC (United Kingdom)	 82,653		   920,438
Persimmon PLC
 (United Kingdom)		 94,800		   911,728
Reed Elsevier PLC
 (United Kingdom)		115,077		   961,956
Sekisui Chemical Co., Ltd.
 (Japan)			266,600		 1,362,902
Societe Television Francaise 1
 (France)			 29,500		 1,032,917
USS Co., Ltd. (Japan)		 12,150		   861,426
VNU NV (Netherlands)		 27,700		   875,234
Volkswagen AG (Germany)		 56,100		 3,144,431
Whitbread PLC(United Kingdom)   210,000		 2,703,875
Yamaha Corp. (Japan)		 52,400		 1,032,408
						----------
Total Consumer Discretionary			39,566,332
						----------
Consumer Staples - 3.5%
Diageo PLC (United Kingdom)	128,146		 1,685,365
Foster's Group, Ltd.
 (Australia)			402,300 (2)	 1,364,006
Nestle SA, Registered
 (Switzerland)			  3,700		   924,000
Nippon Meat Packers, Inc.
 (Japan)			 67,000		   655,419
Seven-Eleven Japan Co., Ltd.
 (Japan)			 24,000		   733,656
Tesco PLC (United Kingdom)	568,500		 2,623,134
Unilever PLC (United Kingdom)   140,626		 1,312,953
						----------
Total Consumer Staples				 9,298,533
						----------
Energy - 7.6%
BP PLC (United Kingdom)		121,000	 	   983,898
China Resources Power
 Holdings Co. (Hong Kong)	286,000	 	   133,540
CNOOC, Ltd. (Hong Kong)		484,400 (2)	   955,760
EnCana Corp. (Canada)		 38,634 (2)	 1,524,731
Eni SpA (Italy)			197,200 (2)	 3,737,150
Petro-Canada (Canada)		 52,000		 2,571,731
Petroleo Brasileiro SA,
 Sponsored ADR (Brazil)		101,400		 2,703,324
Saipem SpA (Italy)		 58,500		   472,988
Shell Transport & Trading
 Co., PLC (United Kingdom)	281,908		 2,100,359
Talisman Energy, Inc. (Canada)   52,300		 2,975,505
Total SA (France)		 10,988		 2,038,686
						----------
Total Energy					20,197,672
						----------
Financials - 20.2%
AMB Generali Holding AG
 (Germany)			  8,200		   614,396
Assurances Generales de
 France (France)		 74,400		 4,051,225
Aviva PLC (United Kingdom)	 75,000		   662,143
Bank of East Asia, Ltd.
 (Hong Kong)			302,000		   930,673
Bank of Nova Scotia (Canada)	 73,764		 3,755,985
BNP Paribas SA (France)		 35,900		 2,268,462
BOC Hong Kong Holdings, Ltd.
 (Hong Kong)			666,900		 1,254,153
Converium Holding AG
 (Switzerland)			 15,800	 	   839,425
Credit Suisse Group
 (Switzerland)			 27,000		   985,095
Daiwa Securities Group, Inc.
 (Japan)			104,000		   716,157
DBS Group Holdings, Ltd.
 (Singapore)			282,300		 2,445,080
Deutsche Boerse AG (Germany)     21,636		 1,188,262
Hang Seng Bank Ltd.(Hong Kong)   85,800		 1,128,468
Hannover Rueckversicherungs AG
 (Germany)			  7,300		   255,973
Henderson Land Development Co.,
 Ltd.(Hong Kong)		209,000		   927,534
Hong Kong Exchanges & Clearing
 Ltd. (Hong Kong)		100,000 (2)	   217,882
Kookmin Bank (South Korea)*	 69,074	 	 2,615,787
Mitsubishi Estate Co., Ltd.
 (Japan)			196,000		 1,871,049
Mitsubishi Tokyo Financial
 Group, Inc. (Japan)		    317		 2,471,725
Mitsui Fudosan Co., Ltd.
 (Japan)			179,000		 1,625,000
Nikko Cordial Corp. (Japan)	122,000		   688,434
Nomura Holdings, Inc. (Japan)   104,000		 1,764,826
PICC Property & Casualty Co.,
 Ltd. (Hong Kong)	      3,326,000		 1,488,723
Promise Co., Ltd. (Japan)	 37,500		 1,645,443
Royal &Sun Alliance Insurance
 Group PLC (United Kingdom)	954,300		 1,514,165
Royal Bank of Canada (Canada)    44,000 (2)	 2,104,237
Shinhan Financial Group Co.,
 Ltd. (South Korea)		136,000		 2,170,414
Societe Generale (France)	 26,300		 2,329,136
Standard Chartered, Plc.
 (United Kingdom)		 41,100		   680,454
Sumitomo Mitsui Financial
 Group, Inc. (Japan)		    160 (2)	   864,995


The accompanying notes are an integral part of these financial statements.

		Managers International Equity Fund
			December 31, 2003

Schedule of Portfolio Investments (continued) International Equity
------------------------------------------------------------------


Security Description		Shares		Value
--------------------		------		-----
Financials (continued)
Sumitomo Realty & Development
 Co., Ltd. (Japan)		216,000		$1,922,259
Sun Hung Kai Properties, Ltd.
 (Hong Kong)			180,000 (2)	 1,492,771
UFJ Holdings, Inc. (Japan)*	    704	 	 3,435,019
Willis Group Holdings, Ltd.
 (United Kingdom)		 27,600	  	   940,332
						----------
Total Financials				53,865,682
						----------
Health Care - 7.6%
Actelion, Ltd. (Switzerland)	  4,500		   485,749
Aventis SA (France)		 52,611		 3,489,362
Fresenius AG, Preferred
 (Germany)			 29,300		 2,051,148
GlaxoSmithKline PLC
 (United Kingdom)		144,900		 3,344,451
Novartis AG (Switzerland)	 29,149		 1,334,186
Roche Holding AG (Switzerland)   25,900		 2,618,251
Sawai Pharmaceutical Co., Ltd.
 (Japan)			 13,900 (2)	   485,080
Schering AG (Germany)		 23,379		 1,183,989
Serono SA (Switzerland)		  3,690		 2,605,180
Shire Pharmaceuticals Group PLC
 (United Kingdom)*		 81,100		   779,774
Suzuken Co., Ltd. (Japan)	 16,900	 	   548,773
Yamanouchi Pharmaceutical Co.,
 Ltd. (Japan)			 43,400	 	 1,353,535
						----------
Total Health Care 				20,279,478
						----------
Industrials - 14.7%
A P Moller-Maersk A/S (Denmark)     356	 	 2,566,219
ACS,Actividades de Construccion y
Servicios, SA (Spain)		 43,170 (2)	 2,107,315
Adecco SA (Switzerland)		 64,600	 	 4,171,523
Autoroutes du sud de la France
 (France)*			 44,968		 1,506,989
BAA PLC (United Kingdom)	130,120		 1,157,097
Benesse Corp. (Japan)		 27,300		   669,219
Canadian National Railway Co.
 (Canada)			 12,600		   797,328
CP Ships, Ltd. (Canada)		 36,000		   749,391
Dai Nippon Printing Co., Ltd.
 (Japan)			 90,900		 1,283,850
Deutsche Post AG (Germany)	 74,400		 1,532,780
East Japan Railway Co. (Japan)      201		   947,140
FANUC, Ltd. (Japan)		 15,100		   910,577
FKI PLC (United Kingdom)	209,300		   400,908
Goodwill Group, Inc., The
 (Japan)			    381 (2)	   850,636
Hutchison Whampoa, Ltd.
 (Hong Kong)			184,000		 1,357,778
Kawasaki Kisen Kaisha, Ltd.
 (Japan)			157,000		   783,992
Konica Corp. (Japan)		125,100		 1,697,274
Mitsubishi Corp. (Japan)	126,000		 1,343,134
Mitsui & Co., Ltd. (Japan)	170,000		 1,377,426
NSK Ltd. (Japan)		253,100		   929,728
Qantas Airways, Ltd.
 (Australia)			209,649		   520,476
RT Group PLC (United Kingdom)   360,539	 	    25,817
Sandvik AB (Sweden)		 24,400	 	   841,585
Secom Co., Ltd. (Japan)		 29,000		 1,088,358
SGS Societe Generale de
 Surveillance Holding SA
 (Switzerland)			  2,761		 1,732,285
Singapore Airlines Ltd.
 (Singapore)			 43,000		   283,791
Thk Co., Ltd. (Japan)		 72,000 (2)	 1,468,318
Tokyu Corp. (Japan)		329,000		 1,700,669
TPG NV (Netherlands)		 60,300		 1,417,485
Vinci SA (France)		 17,891		 1,480,867
Volvo AB, Class B (Sweden)	 34,200		 1,048,474
Yamato Transport Co., Ltd.
 (Japan)			 38,000		   449,593
						----------
Total Industrials 				39,198,022
						----------
Information Technology - 5.3%
Canon, Inc. (Japan)		119,500	 	 5,682,730
Cinram International, Inc.
 (Canada)			 52,000		 1,140,801
Compal Electronics, Inc.
 (Taiwan)			378,438 (2)	 2,591,657
Ericsson LM, Class B (Sweden)	259,400		   457,868
Flextronics International,
 Ltd. (Singapore)*		112,800		 1,673,952
Keyence Corp. (Japan)		  3,800		   802,713
Nippon Electric Glass Co.,
 Ltd. (Japan)			 42,000 (2)	   823,398
STMicroelectronics NV
 (Switzerland)			 33,464 (2)	   908,702
						----------
Total Information Technology			14,081,821
						----------
Materials - 19.5%
Alcan, Inc. (Canada)		 10,604	 	   497,028
Alumina, Ltd. (Australia)	352,400		 1,747,402
Anglo American PLC
 (United Kingdom)		 21,600		   469,596
Aracruz Celulose SA (Brazil)	 37,700		 1,321,008
Arcelor (Luxembourg)		284,300 (2)	 4,974,525
Bayer AG (Germany)		 45,296		 1,340,539
BHP Billiton, Ltd.(Australia) 	445,900		 4,058,704
BOC Group PLC (United Kingdom) 	 71,278		 1,089,056
Cemex SA de CV (Mexico)		 86,418 (2)	 2,264,152
Cia de Minas Buenaventura
 SA (Peru)			 61,700		 1,744,876
DSM NV (Netherlands)		 71,700		 3,527,619
GMK Norilsk Nickel,
 Sponsored ADR (Russia)		  7,400 (2)	   482,110
Gold Fields, Ltd.
 (South Africa)			150,200		 2,104,480
Goldcorp, Inc. (Canada)		 88,700		 1,415,356
Harmony Gold Mining Co., Ltd.
 (South Africa)			 43,200		   699,051
HeidelbergCement AG (Germany)* 	 25,312	 	 1,069,885
Impala Platinum Holdings, Ltd.
 (South Africa)			 23,900 (2)	 1,038,352
Inco, Ltd. (Canada)		 88,200		 3,525,270
Meridian Gold, Inc. (Canada)*	 62,100		   909,695
Outokumpu Oyj (Finland)		 34,800	 	   471,891


The accompanying notes are an integral part of these financial statements.

		Managers International Equity Fund
			December 31, 2003

Schedule of Portfolio Investments (continued) International Equity
------------------------------------------------------------------


Security Description		Shares		Value
--------------------		------		-----
Materials (continued)
Placer Dome, Inc. (Canada)	151,000 (2) 	$2,707,425
POSCO (South Korea)		 12,000	 	 1,633,027
Rio Tinto PLC (United Kingdom)   65,933		 1,814,674
Shin-Etsu Chemical Co., Ltd.
 (Japan)			 40,000		 1,642,192
Svenska Cellulosa AB (Sweden)	 71,300		 2,915,126
Syngenta AG (Switzerland)	 30,840		 2,077,196
Teijin, Ltd. (Japan)		155,000		   456,793
Umicore (Belgium)		 19,700 (2)	 1,382,827
WMC Resources, Ltd.
 (Australia)			588,400		 2,505,095
						----------
Total Materials					51,884,950
						----------
Telecommunication Services - 4.3%
Cable & Wireless PLC
 (United Kingdom)		572,896		 1,361,944
China Mobile Ltd. (Hong Kong)*  297,000		   914,026
France Telecom SA (France)*	 50,600		 1,445,626
Nippon Telegraph & Tel Corp.
 (Japan)			    185		   902,353
TDC A/S (Denmark)		 35,400		 1,278,388
Vodafone Group PLC
 (United Kingdom)	      2,237,100		 5,558,506
						----------
Total Telecommunication Services		11,460,843
						----------
Utilities - 0.9%
CLP Holdings Ltd. (Hong Kong)	329,000		 1,567,958
Hong Kong &China Gas Co., Ltd.
 (Hong Kong)			625,000		   955,891
						----------
Total Utilities					 2,523,849
						----------
Total Common Stocks
 (cost $208,688,507)			       262,357,182
					       -----------
Short-Term Investments - 9.2%

Other Investment Companies - 8.6%
Bank of New York Institutional
 Cash Reserves Fund,
 1.14% (1),(3)		     19,505,610		19,505,610
JPMorgan Liquid Assets
 Money Market Fund,
 Institutional Class
 Shares, 1.02% (1)		    296		       296
JPMorgan Prime Money Market
 Fund, Institutional Class
 Shares, 0.95% (1) 	      3,474,449		 3,474,449
						----------
Total Other Investment Companies		22,980,355
						----------
Other Short-Term Investments - 0.6%
				Principal
America Honda Finance Corp.,	 Amount
 1.034%,due 01/16/041,3 	501,510	   	   501,510
Bank of America Master Trust,
 1.28%,due 05/17/04 (1),(3)   1,001,061	 	 1,001,061

Total Other Short-Term Investments		 1,502,571

Total Short-Term Investments
 (cost $24,482,926)				24,482,926
						----------
Total Investments - 107.6%
 (cost $233,171,433)			       286,840,108
					       -----------
Other Assets, less Liabilities - (7.6)%        (20,229,337)
					      ------------
Net Assets - 100.0%			      $266,610,771
					      ============

Summary of Investments by Country


			Managers 		MSCI
			International 		EAFE
Country			Equity Fund*		Index
-------			-------------		-----
Japan			22.1%			21.4%
United Kingdom		16.2 			25.7
Canada			9.6 			0.0
France			7.3 			9.8
Switzerland		7.0 			7.3
Germany			5.4 			7.1
Hong Kong		5.0 			1.6
Australia		3.8 			5.1
Sweden			3.1 			2.3
South Korea		2.7 			0.0
Netherlands		2.2 			5.2
Luxembourg		1.9 			0.0
United States		1.9 			0.0
Italy			1.6 			3.9
Singapore		1.6 			0.8
Brazil			1.5 			0.0
South Africa		1.5 			0.0
Denmark			1.4 			0.8
Taiwan			1.0 			0.0
Mexico			0.8 			0.0
Spain			0.8 			3.7
Peru			0.7 			0.0
Belgium			0.5 			1.1
Finland			0.2 			1.7
Russia			0.2 			0.0
Austria			0.0 			0.2
Greece			0.0 			0.5
Ireland			0.0 			0.7
New Zealand		0.0 			0.2
Norway			0.0 			0.5
Portugal		0.0 			0.4


* As a percent of total market value of common stocks on December
31, 2003.

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund 		Emerging Markets
----------------------------------------------------------------
Managers Emerging Markets Equity Fund ("Emerging Markets Equity") seeks long-term capital appreciation through investment in companies within countries considered to be emerging or developing by the World Bank or the United Nations. Managers utilizes an independent subadvisor to manage the assets of the portfolio. Ken King leads the investment team of Rexiter Capital Management Limited ("Rexiter") in managing this Fund.

The Portfolio Manager
---------------------
Ken King and the investment management team at Rexiter seek to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure in the portfolio, and investing in companies within the targeted country and industry ranges which demonstrate strong but, most importantly, profitable earnings growth.

Country Allocation
------------------
Through years of experience analyzing and investing in emerging markets, Ken King has come to believe that the political, economic and financial health of countries within the emerging markets is essential to the success of the companies domiciled within them. In addition, King believes that emerging markets are inefficient in the technical sense that past behavior contains information about future behavior. Individually, they are highly volatile. They regularly and predictably overshoot fair value and then, in relatively short periods, revert towards the mean. Market capitalization weighted indices fail to recognize this; the markets that have risen most take on a larger index weight just as it becomes increasingly likely that they will underperform. Poorly performing markets will have a reduced index weight just as the chance of relative outperformance increases. Market capitalization weighted indices thus encourage managers to chase markets and expose portfolios to the risk of being "whipsawed." This reduces returns and increases volatility. Because of this, Rexiter uses a fixed-weight index to define its neutral position. Rexiter splits the markets into two groups: top tier are the twelve most liquid markets (countries) and bottom tier are all other eligible markets. Within each tier, all markets are given an equal weight: top tier markets have a weight of 5.6% so that the neutral allocation in top tier markets is 67% of the portfolio. Bottom tier markets have a weight of 2.6% and make up 33% of the portfolio.
The investment team at Rexiter analyzes political, economic and market factors for each country and graphs them into favorable, neutral and unfavorable rankings that determine the target allocations within the portfolio. A "favorable" graph means exposure to a country in the portfolio should match the neutral weight at a minimum. "Unfavorable" should match the neutral weight only at a maximum. A "neutral" ranking implies a band, which ranges by 1%-2% on either side of the fixed weight depending on the market's tier. Among the market factors that Rexiter analyzes are the recent performance of each country along with an assessment of the availability of attractively valued stocks.

Stock Selection
---------------
The portfolio managers at Rexiter are great believers in stock selection. They believe that the quality of company research in the emerging markets is poor. Many companies in the emerging markets have been very successful at destroying shareholder wealth. Rexiter's research centers on avoiding companies that generate "profitless growth."
After screening the emerging markets universe for minimum capitalization and liquidity parameters, the Rexiter investment team analyzes roughly 300 companies in detail.
In order to identify companies which can and will undergo profitable growth, Rexiter's research entails: studying published accounts and accounting policies for the underlying development of earnings, performing a "duPont Analysis" of return on equity, analyzing the return on invested capital and the economic value added, and analyzing the cash flow, capital spending and capital requirements of each company.
The portfolio is thus constructed from both a top-down and a bottom-up perspective. It will typically have 40 to 60 stocks of companies exhibiting profitable growth, and will typically be very diversified across emerging market countries. Because of the fixed-weight benchmark allocation method described above, the portfolio will typically be underweighted relative to the weightings of the largest three or four emerging countries in the capitalization-weighted index. The benchmark for the Fund is the Morgan Stanley Capital International - Emerging Markets Free Index ("EMF").

Emerging Markets
-----------------------------------------------------------------
The Year in Review
------------------
During 2003, encouraging economic data drove the performance of global equity markets. The stock markets of many emerging markets rose primarily for two reasons. For one thing, many emerging economies are raw materials based. Thus, the improved global economic outlook also improved the outlook for demand for their products. Secondly, investors had a much larger appetite for risk during 2003, and the more aggressive segments of the stock market (such as small-capitalization and emerging markets) did especially well. For U.S. investors, no emerging market returned less than 25% and several rose by more than 100%. Thailand (+144%), Turkey (+126%), and Brazil (+115% )were the best performing markets during the year. Investors in Thailand overcame fears of SARS and terrorist disruptions and focused on the nation's return to economic growth. Turkey, with the financial support of the International Monetary Fund, rebounded from the brink of financial ruin to show signs of economic stability. Brazil topped all South American markets because of the election of a perceived investor-friendly President early in the year and the strong demand for its raw materials. Malaysia (+27%) returned the least of any emerging market during 2003. Managers Emerging Markets Equity Fund returned 51.2%, including distributions, in 2003. The MSCI Emerging Markets Free Index (MSCI EMF) returned 56.3% during 2003. It was the Fund's best annual gain since 1999. The Fund's holdings rose broadly during the year; only 9 of the 74 positions held throughout the year declined in value while 6 positions more than doubled. The Fund's two best performing positions during the year were materials companies. Hindalco Industries jumped 152% and Siam Cement returned 135%. Other securities of note were Embraer Aircraft (+121% on a rebound in industry demand), and Turkish consumer electronics maker Vestel, which jumped 118% as the company made headway into the upscale consumer technology market.
While a 50% gain is welcome in any event, the Fund's performance fell a bit short of its benchmark during 2003. Typically, the subadvisor's fixed-weight investment philosophy will have an impact on performance during any particular year. That is to say, Rexiter will tend to underweight (relative to the market-cap weighted MSCI EMF Index) those countries that have recently performed best while overweighting those countries that have lagged behind as well as select smaller markets. Thus, if there is a reversion to the mean, and the larger countries give back some of their gains, Rexiter's portfolio will do relatively well and vice versa. This is not to downplay the role of fundamental security analysis at Rexiter,but simply to highlight the role often played by their macroeconomic analysis. In the case of 2003, where stocks rose so broadly that only a few markets were truly a drag on performance, Rexiter's macro decisions had little impact. Rather, the performance of a few holdings was the main reason the Fund lagged the broader market during the year. In particular, Korea's LG Household & Health Care, a top 10 holding as the year began, fell 31% after reporting disappointing 2Q earnings. The shares were sold in September. Also,the Fund sold 2 telecom positions (China Mobile and Compania Anonima Nacional Telefonos) during the first quarter after they had declined sharply. Those three positions alone accounted for more than one-third of the Fund's underperformance.

Looking Ahead
-------------
Heading into 2004, Ken King believes that despite the tremendous gains in 2003, the emerging markets remain attractively valued. His analysis suggests that emerging markets in aggregate trade at a significant valuation discount to the developed markets (using Price/Forecasted Earnings) while they project to have faster earnings growth rates and higher returns on equity. At the portfolio level, financials and materials remain the Fund's largest sector weights, as they were at the end of 2002. From a relative perspective, however, the portfolio manager has also emphasized the consumer discretionary and staples sectors. Regionally, over half of the Fund's investments are in Asia. In particular, the investment team at Rexiter is enthusiastic about the growth prospects for Thailand and China. While the Fund's largest country weight is in South Korea, the allocation is considerably less than that country's weight in the EMF Index (consistent with Rexiter's fixed-weight philosophy).

Emerging Markets
-----------------------------------------------------------------
Cumulative Total Return Performance
-----------------------------------
Emerging Markets Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EMF Index ("EMF") is compiled by Morgan Stanley Capital International ("MSCI"). It is a market capitalization-weighted index covering over 1,000 stocks in 25 emerging nations in the Asia/Far East, South American, Eastern European and African regions. MSCI designates nations based upon several factors, most importantly per capita GDP. In cases where restrictions on foreign investment exist the EMF Index limits its coverage to the opportunity set generally available to foreign investors. This chart compares a hypothetical $10,000 investment made in Emerging Markets Equity on February 9,1998, to a $10,000 investment made in the EMF for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.
The tables following the performance chart display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December 31, 2003.




			Average Annualized Total Returns (1)
			------------------------------------
			One	Five	Since
			Year	Years	Inception*
Emerging		------	------	-----------
Markets Equity		51.20%	14.03%	7.03%
MSCI EMF Index		56.28%	10.62%	3.93%



* Commencement of operations was February 9, 1998.

(1) Total returns would have been lower had certain expenses not been reduced.



		Emerging
Year End	Markets		MSCI EMF
---------	---------	---------
9-Feb-98	$10,000		$10,000
31-Dec-98	$7,740		$7,579
31-Dec-99	$14,711		$12,613
31-Dec-00	$10,784		$8,752
31-Dec-01	$10,723		$8,544
31-Dec-02	$9,871		$8,032
31-Dec-03	$14,924		$12,552






Managers Emerging Markets Equity Fund
--------------------------------------

Top Ten Holdings (out of 46 securities)	% Fund		Industry Weightings
---------------------------------------	------	--------------------------------
Samsung Electronics, Ltd., GDR			Financials		20.6%
 representing 1/2 voting shares *	3.4%	Materials		17.7
Vestel Elektronik Sanayi*		3.4 	Telecommunication
Sanlam, Ltd.*				3.0 	 Services		10.5
Hyundai Motor Co., Ltd.			2.9 	Consumer Discretionary	10.3
China Oilfield Services, Ltd.		2.7 	Information Technology	 9.4
Hindalco Ind., Ltd., Sponsored GDR	2.7 	Energy			 9.4
Siam Commercial Bank Public Co., Ltd.	2.6 	Consumer Staples	 8.7
Siam Cement Public Co., Ltd., The*	2.6 	Industrials		 6.2
Gerdau SA, Sponsored ADR		2.4 	Health Care		 3.1
China Steel Corp.			2.4 	Other			 4.1
Top Ten as a Group			28.1%




*Top Ten Holding at June 30, 2003

			Managers Emerging Markets Equity Fund
				December 31, 2003

Schedule of Portfolio Investments		Emerging Markets
-----------------------------------------------------------------

Security Description			Shares		Value
--------------------			------		-----
Common Stocks - 95.9%
Consumer Discretionary - 10.3%
Consorcio ARA, SA de CV (Mexico)*	266,000		$ 660,902
Genting Berhad (Malaysia)*		189,600	  	  829,019
Hyundai Motor Co., Ltd.
 (South Korea)*				 55,000		1,056,003
Vestel Elektronik Sanayi ve
 Ticaret A.S. (Turkey)*		    294,100,000		1,234,926
						       ----------
Total Consumer Discretionary				3,780,850
						       ----------
Consumer Staples - 8.7%
Coca-Cola Femsa, S.A. de C.V.,
 Sponsored ADR (Mexico)			 32,380 (2)       687,751
Companhia de Bebidas das
 Americas, PR ADR (Brazil)		 31,500		  803,565
IOI Corp., Berhad (Malaysia)		416,000		  842,947
IOI Oleochemical Industries
 Berhad (Malaysia)			    416	  	      909
PT Hanjaya Mandala Sampoerna
 Tbk (Indonesia)		      1,600,000		  848,488
						       ----------
Total Consumer Staples					3,183,660
						       ----------
Energy - 9.4%
China Oilfield Services,
 Ltd. (China)			      2,750,000		  974,097
LUKOIL Holdings, ADR (Russia)		  9,300		  864,900
MOL Magyar Olaj-es Gazipari Rt.
 (Hungary)				 26,200		  797,212
Petroleo Brasileiro S.A., Sponsored
 ADR (Brazil)				 28,400		  830,416
						       ----------
Total Energy						3,466,625
						       ----------
Financials - 20.6%
ABSA Group, Ltd. (South Africa)		135,000		  852,583
BOC Hong Kong Holdings, Ltd.
 (Hong Kong)				400,000	 	  752,228
Cheung Kong Holdings, Ltd.
 (Hong Kong)				 85,000	  	  676,931
Fubon Financial Holding Co., Ltd.
 (Taiwan)*				590,000		  565,660
Grupo Financiero BBVA Bancomer,
 S.A. de C.V., Class B (Mexico)*	680,000	 	  580,925
Kookmin Bank, Sponsored ADR
 (South Korea)				 21,257 (2)	  804,365
Sanlam, Ltd.(South Africa)		820,000		1,082,594
Siam Commercial Bank Public
 Company, Ltd. (Thailand)		700,000		  954,210
SM Prime Holdings, Inc.
 (Philippines)				    800		       94
State Bank Of India, GDR (India)	 27,000		  637,349
Sun Hung Kai Properties, Ltd.
 (Hong Kong)				 80,000		  663,454
						       ----------
Total Financials					7,570,392
						       ----------
Health Care - 3.1%
Ranbaxy Laboratories, Ltd.,
 GDR (India)*				 24,560		  591,162
Teva Pharmaceutical Industries, Ltd.,
 Sponsored ADR (Israel)			  9,800 (2)	  555,758
						       ----------
Total Health Care					1,146,920
						       ----------
Industrials - 6.2%
Alfa, S.A. (Mexico)			220,000	 	  659,770
Empresa Brasileira de
 Aeronautica, S.A. (Brazil)		 23,550	 	  824,957
Malaysia International Shipping
 Corporation Berhad (Malaysia)		265,000	 	  785,846
						       ----------
Total Industrials					2,270,573
						       ----------
Information Technology - 9.4%
Hon Hai Precision Industry Co.,
 Ltd. (Taiwan)				186,000		  730,716
Mediatek, Inc. (Taiwan)			 78,300	 	  735,720
Samsung Electronics Co., Ltd.,
 GDR, (South Korea) (a)*		  6,670 (2)	1,262,346
Taiwan Semiconductor
 Manufacturing Co., Ltd. (Taiwan)*	388,800	  	  724,718
						       ----------
Total Information Technology				3,453,500
						       ----------
Materials - 17.7%
Anglo American PLC
 (United Kingdom)			 26,500		  576,125
China Steel Corp. (Taiwan)	      1,050,000	 	  872,165
Formosa Chemicals & Fibre Corp.
 (Taiwan)				500,000		  839,470
Gerdau SA, Sponsored ADR (Brazil)	 43,500 (2)       879,570
GMK Norilsk Nickel, Sponsored
ADR (Russia)				  9,400 (2)       612,410
Hindalco Ind., Ltd., Sponsored GDR,
 (India) (a)*				 31,500 (2)       972,304
POSCO, Sponsored ADR
 (South Korea)				 24,200 (2)       822,074
Siam Cement Public Co., Ltd., The
 (Thailand)*				135,000	          940,375
						       ----------
Total Materials					        6,514,493
						       ----------
Telecommunication Services - 10.5%
PT Telekomunikasi Indonesia
 (Indonesia)			      1,000,000		  809,284
SK Telecom Co., Ltd., Sponsored
 ADR (South Korea)			 44,000 (2)  	  820,600
Telekomunikacja Polska S.A.,
 Sponsored GDR, (Poland)*		208,000		  841,922
Telesp Celular Participacoes, S.A.,
 Sponsored ADR (Brazil)*		120,000 (2)   	  789,600
Turkcell Iletisim Hizmetleri A.S.
 (Turkey)*			     60,000,000		  597,840
						       ----------
Total Telecommunication Services			3,859,246
						       ----------
Total Common Stocks
(cost $26,195,643)			     	       35,246,258
						       ----------
Other Investment Companies - 21.9%

Bank of New York Institutional Cash
 Reserves Fund, 1.14% (1), (3)        6,772,212		6,772,212



The accompanying notes are an integral part of these financial statements.

			Managers Emerging Markets Equity Fund
				December 31, 2003

Schedule of Portfolio Investments (continued)	Emerging Markets
-----------------------------------------------------------------

Security Description			Shares		Value
--------------------			------		-----
Other Investment Companies (continued)
JPMorgan Prime Money Market
Fund, Institutional Class
Shares, 0.95% (1)			1,256,720	$1,256,720
						       -----------
Total Other Investment Companies
(cost $8,028,932)					 8,028,932
						       -----------
Total Investments - 117.8%
(cost $34,224,575)					43,275,190
Other Assets, less Liabilities - (17.8)%		(6,547,528)
						       -----------
Net Assets - 100.0%				       $36,727,662
						       ===========




Summary of Investments by Country
---------------------------------
			Managers
			Emerging	MSCI
			Markets Equity	EMF
Country			Fund*		Index
-------			--------------	-----
South Korea		13.0%		18.3%
Taiwan			12.1 		12.2
Brazil			11.2 		 9.3
Mexico			 7.1 		 6.5
Malaysia		 6.7 		 4.6
India			 6.0 		 5.7
Hong Kong		 5.7 		 0.0
South Africa		 5.3 		13.8
Thailand		 5.2 		 3.3
Turkey			 5.0 		 1.7
Indonesia		 4.5 		 1.5
Russia			 4.0 		 4.8
United States		 3.9		 0.0
China			 2.7 		 7.9
Poland			 2.3 		 1.3
Hungary			 2.2 		 1.0
United Kingdom		 1.6 		 0.0
Israel			 1.5 		 2.7
Argentina		 0.0 		 0.6
Chile			 0.0 		 2.1
Colombia		 0.0 		 0.1
Croatia			 0.0 		 0.0
Czech Republic		 0.0 		 0.5
Egypt			 0.0 		 0.3
Jordan			 0.0 		 0.2
Morocco			 0.0 		 0.2
Pakistan		 0.0 		 0.2
Peru			 0.0 		 0.6
Philippines		 0.0 		 0.5
Venezuela		 0.0 		 0.1



* As a pecent of total market value of common stocks on December
31, 2003.


The accompanying notes are an integral part of these financial statements.

Managers Bond Fund 					Bond
----------------------------------------------------------------
Managers Bond Fund ("Bond") seeks current income by investing in fixed-income securities. Daniel Fuss of Loomis, Sayles & Co. L.P. ("Loomis"), who has been managing a portion of the Fund since its inception in 1984, is the subadvisor for this Fund.

The Portfolio Manager
---------------------
Dan Fuss is a contrarian bond investor who focuses on individual issues that will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts, including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.
Given the typical shape of the yield curve, longer-term bonds generally yield more than shorter-term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer-term bonds, thus Dan's portfolios tend to be relatively long in duration*. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter-cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks, foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The Year in Review
------------------
Interest rates rose in 2003 as a consequence of the improved economic backdrop and increased risk appetite of investors. In the U.S., interest rates fluctuated throughout the year. Rates fell fairly consistently during the first half of 2003 but reversed sharply in July, as rates shot up 100 basis points, from 3.5% to 4.5% causing July to be one of the worst months for the bond market on record. They did settle a bit in August and September before creeping higher 0.25% to 0.40% (25-40 bps), depending on the maturity, during the fourth quarter. The net change for the year was a modest rise in rates across the yield curve. For the year, the coupon from government bonds overcame this rise in rates to deliver a slight positive return for investors. Meanwhile, the returns from corporate bonds and other non-government, or "spread", sectors of the bond market were quite a bit better. The perceived credit quality of corporate bonds in general rose in response to the improved macro-economic backdrop. Thus, corporate bonds (+8.2% in 2003) offered bond investors compelling returns. This improvement in perceived credit quality, the increase in investors' appetite for risk, and the search for yield in a low interest rate environment all conspired to create a near perfect scenario for high yield bonds, which returned nearly 30% in 2003. The other spread sectors (mortgages and other asset-backed securities) had mixed results relative to Treasuries. The mortgage-backed securities sector survived its worst period of relative performance ever (July) to finish the year with a return that was essentially in line with Treasuries. Asset-backed securities modestly outperformed for the year.
The Fund performed well in 2003. Its total return, including distributions, was 10.8% compared with 4.7% for the Lehman Brothers Government/Credit Index ("LB G/C"). It was the ninth consecutive year that the Fund offered a positive total return. Despite the volatility in the general level of interest rates, the bond market backdrop (strong performance from higher yielding, longer-duration corporate bonds) was favorable to Loomis' investment philosophy. Still, portfolio manager Dan Fuss, who heads up the fixed income effort at Loomis, deserves credit. He made the decision late in 2002 to begin to move the Fund to a more conservative posture. The core holdings remained Loomis's bread and butter, longer-duration medium-credit quality corporate bonds with attractive yields and good call protection. Yet the peripheral positions became shorter-maturity agencies and the like. The net result was a drop in the Fund 's overall duration from late 2002 through early 2003. Thus, from an overall allocation standpoint the Fund was better positioned to deal with a more treacherous 2003, with its periods of sharply rising interest rates.
Credit should also be given to the Loomis research effort. Indeed, over the past several years they have done an excellent job at avoiding, or minimizing the cost of, credit blowups. Thus, the Fund has benefited from the relatively higher yielding bonds in the portfolio without having to sacrifice capital losses on poorly perform-

Bond
ing credits. Also, the Fund held several corporate bonds throughout the year that offered attractive yields and experienced significant price appreciation as a result of improved fundamental performance. While these tended to be smaller positions, given their somewhat lower credit quality, their impact was material. An example of this includes an American President 8% bond, which returned over 50% (coupon plus price appreciation) as the transportation company benefited from the economic recovery and the winning of several contracts related to the rebuilding of Iraq. Also, two El Paso Energy bonds each returned almost 40%on that company's turnaround in mid-to late-2003. Finally, currency helped the Fund in 2003. The Fund typically holds between 10% and 15% of its positions in non-dollar bonds, but even this modest allocation helped as most developed currencies appreciated sharply versus the U.S. dollar.

Looking Ahead
-------------
Looking ahead, Dan and the investment team at Loomis remain concerned about the bond market in general for a variety of reasons, particularly because of their outlook for the Federal budget deficit. Fuss's position is that the combination of peace (relatively speaking) and prosperity in the late 1990's were key reasons for the sharp decline in interest rates. Fiscal policies were tight, and the lack of government demand for credit held rates lower. The opposite could be true looking ahead, as government spending relative to defense and military buildup is compounded by aggressive tax cuts intended to stimulate the economy. Thus, the government will need to borrow more, pushing interest rates higher. One corollary of this is that credit trends might get even better as the economic recovery continues to blossom. Also, the steepness of yield curves around the globe allows for some opportunity to add value, and the U.S. dollar may continue its adjustment relative to other currencies. It is in these latter three areas, yield curve, currency, and credit, that Dan will look to add value in what he expects to be a difficult period for interest rates and bond investors.
Dan Fuss - The portfolio has been and will continue to be structured to take advantage of improving credit quality trends. This is accomplished through applying our research driven investment process to exploit the various pockets of opportunity in the overall bond market. We anticipate the Federal Reserve to raise the federal funds rate by 50-75 basis points this year, most likely through incremental increases in the second half. We think the yield on the 10-year Treasury will rise by 50-100 basis points by year-end 2004, while U.S. Treasury issuance will be heavy during 2004 putting further pressure on rates. As a result we have been reducing duration gradually to prepare for the inevitable move upwards in rates. Our high quality holdings are generally short while credit holdings are slightly longer.
We have made and will continue to make strategic tactical allocations in non-dollar and non-US issues that are US Dollar based in the coming months. We anticipate further declines in the US Dollar due to the current account deficit, fiscal deficit, and a current government policy biased toward a weaker dollar. Specific high yield and investment grade issues will continue to outperform. Structurally, we will continue to underweight Treasuries and Agency issues and seek added return and yield from a broad selection of securities

							Bond
-----------------------------------------------------------------
Cumulative Total Return Performance
-----------------------------------
Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Government/Credit Index is comprised of 4,864 government securities and investment grade corporate securities. The index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in Bond on December 31,1993 to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.


			Average Annualized Total Returns (1)
			------------------------------------
			One	Five	Ten
			Year	Years	 Years
			------	-----	------
Bond Fund		10.77%	8.86%	8.31%
Lehman Brothers
Govt/Credit Index	4.67%	6.66%	6.98%


(1) Total returns would have been lower had certain expenses not been reduced.



Year End	Bond Fund	Lehman Brothers Govt/Credit
---------	---------	---------------------------
31-Dec-93	$10,000		 $10,000
31-Dec-94	 $9,274		  $9,649
31-Dec-95	$12,141		 $11,506
31-Dec-96	$12,745		 $11,840
31-Dec-97	$14,073		 $12,995
31-Dec-98	$14,537		 $14,226
31-Dec-99	$15,069		 $13,921
31-Dec-00	$16,491		 $15,570
31-Dec-01	$18,081		 $16,894
31-Dec-02	$20,066		 $18,759
31-Dec-03	$22,227		 $19,634



*Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal +interest) of a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

Managers Bond Fund
 December 31,2003

Schedule of Portfolio Investments			Bond
----------------------------------------------------------------

					Principal
Security Description			Amount		Value
-------------------------------------	----------	------
Corporate Bonds - 41.2%
Asset-Backed Security - 3.2%
Bank of America-First Union National Bank
 Commercial Mortgage, Series 2001-3,
 Class A2, 5.464%, 04/11/37		$1,500,000	$1,589,082
Community Program Loan Trust, Series
 87-A, Class A4, 4.500%, 10/01/18	   241,616	   241,129
Community Program Loan Trust, Series
 87-A, Class A5, 4.500%, 04/01/29 	 3,225,000	 2,787,566
Continental Airlines, Inc.,
 6.648%, 09/15/17			 1,083,547	 1,058,619
						       -----------
Total Asset-Backed Security				 5,676,396
						       -----------
Convertible Bonds - 2.7%
Devon Energy Corp., 4.900%, 08/15/08 	 1,250,000	 1,276,563
Devon Energy Corp., 4.950%, 08/15/08	 1,692,000	 1,727,955
Loews Corp., 3.125%, 09/15/07		 1,920,000	 1,855,200
						       -----------
Total Convertible Bonds					 4,859,718
						       -----------
Finance - 8.8%
AON Corp.7.375%, 12/14/12		   600,000	   686,050
EOP Operating LP, 6.750%, 02/15/12	   500,000	   552,268
First Industrial L.P., 7.600%, 07/15/28	 1,750,000	 1,844,441
First Industrial L.P., Medium Term,
 7.500%, 12/01/17			 1,145,000	 1,278,893
Ford Motor Credit Co., 7.250%,
 02/22/05 GBP				   650,000	 1,184,082
GMAC, 5.125%, 05/09/08			   500,000 (2)	   518,488
GMAC, 6.125%, 01/22/08 			 2,000,000	 2,146,478
GMAC, 6.875%, 09/15/11			   250,000	   269,282
GMAC, 7.000%, 12/07/05 GBP		   250,000	   458,012
GMAC, 7.500%, 12/01/06 NZD		 1,000,000	   653,958
GMAC, International Finance BV,
 8.000%, 03/14/07 NZD 			   950,000	   624,815
Highwoods Properties,Inc.,7.500%, 04/15/18 2,250,000	 2,454,671
KeyCorp Capital II, 6.875%, 03/17/29	   500,000	   524,174
Loews Corp., 7.000%, 10/15/23		   150,000	   149,123
New Plan Excel Realty Trust, 5.875%,
 06/15/07				 1,250,000	 1,356,150
NiSource Finance Corp., 6.150%, 03/01/13 1,250,000	 1,343,994
Provident Co., Inc., 7.250%, 03/15/28	   250,000	   249,622
Spieker Properties, Inc., 7.350%, 12/01/17   250,000	   285,193
Trinet Corporate Realty Trust,
 7.700%, 07/15/17			   500,000	   548,750
UnumProvident Corp., 6.750%, 12/15/28	 1,000,000	   952,359
UnumProvident Corp., 7.375%, 06/15/32	   450,000 (2)	   454,965
						       -----------
Total Finance						17,311,978
						       -----------
Industrials - 23.4%
Altria Group, Inc., 7.000%, 11/04/13 	 1,500,000 (2)	 1,600,193
American Airlines, Inc., Series 01-2,
 6.978%,04/01/11			 2,193,340 (2)	 2,216,914
American Airlines, Inc., 8.608%, 04/01/11  125,000 (2)	   113,830
American President, Ltd., 8.000%, 01/15/24 250,000	   225,000
Arrow Electronics, Inc., 6.875%, 07/01/13  500,000 (2)	   532,781
Bausch & Lomb, Inc., 7.125%, 08/01/28	   500,000	   507,500
Boise Cascade Co., 7.450%, 08/10/11	   250,000	   255,691
Clear Channel Communications,
 4.250%, 05/15/09			 1,500,000	 1,503,855
Clear Channel Communications,
 5.750%, 01/15/13			   500,000 (2)	   522,053
Continental Airlines, Inc., Series 991A,
 6.545%, 02/02/19			 1,475,531	 1,458,311
Continental Airlines, Inc., Series 01-1,
 6.703%, 06/15/21			   435,364	   426,019
Continental Airlines, Inc., Series 99-2,
 7.256%, 03/15/20			   401,103	   407,552
Dell Computer Corp., 7.100%, 04/15/28	   850,000	   983,056
Delphi Corp., 7.125%, 05/01/29		 1,950,000	 1,983,103
Delta Airlines, 8.300%, 12/15/29	   500,000	   330,625



The accompanying notes are an integral part of these financial statements.

Managers Bond Fund
 December 31,2003

Schedule of Portfolio Investments (continued)		Bond
----------------------------------------------------------------

					Principal
Security Description			Amount		Value
-------------------------------------	----------	------
Industrials (continued)
Dillards, Inc., 7.000%, 12/01/28 	$ 225,000	$ 207,000
Foot Locker, Inc., 8.500%, 01/15/22	  570,000	  632,700
Ford Motor Co., 6.375%, 02/01/29	2,500,000	2,230,310
General Motors Corp., 6.750%, 05/01/28	  500,000 (2)	  487,705
Georgia-Pacific Corp., 7.250%, 06/01/28	  500,000	  479,375
Georgia-Pacific Corp., 7.750%, 11/15/29	  925,000	  922,688
HCA, Inc., 6.250%, 02/15/13		1,940,000	1,985,798
HCA, Inc., 7.050%, 12/01/27		1,600,000	1,572,656
HCA, Inc., 7.580%, 09/15/25		  125,000	  130,436
Health Care Property, Inc.,
 6.000%, 03/01/15			1,500,000	1,548,326
Hutchison Whampoa International, LTD,
 5.450%, 11/24/10 (a)			2,225,000	2,256,833
International Telecom Satellite,
 7.625%, 04/15/12			1,000,000	1,123,365
Kellwood Co., 7.625%, 10/15/17		  250,000	  263,125
Lowe 's Co., Inc., 6.875%, 02/15/28	  500,000	  563,642
Motorola, Inc., 5.800%, 10/15/08	  250,000	  265,183
Motorola, Inc., 7.625%, 11/15/10	  375,000	  430,988
Motorola, Inc., 8.000%, 11/01/11	1,075,000 (2)	1,271,337
Penney (JC), Co., 7.125%, 11/15/23	   98,000	  104,003
Pulte Homes, Inc., 7.625%, 10/15/17	  500,000	  583,687
Raytheon Co., 6.400%, 12/15/18		  400,000	  420,137
Raytheon Co., 7.000%, 11/01/28		1,500,000	1,607,084
Raytheon Co., 7.200%, 08/15/27		  800,000	  874,794
Schering-Plough Corp., 5.300%, 12/01/13	1,500,000	1,526,174
Sprint Capital Corp., 6.875%, 11/15/28	2,300,000	2,244,414
Sprint Capital Corp., 6.900%, 05/01/19	  500,000 (2)	  510,770
Time Warner, Inc., 6.625%, 05/15/29	1,750,000	1,798,440
Weyerhaeuser Co., 6.950%, 10/01/27	  250,000	  258,021
						       -----------
Total Industrials				       40,589,258
						       -----------
Utility - 3.1%
Constellation Energy Group Inc.,
 4.550%, 06/15/15 			1,675,000	1,539,802
El Paso Corp., 6.750%, 05/15/09		  250,000 (2)	  238,438
El Paso Corp., 6.950%, 06/01/28		  300,000	  235,500
El Paso Corp., 7.000%, 05/15/11		  500,000 (2)	  461,250
Global Marine, Inc., 7.000%, 06/01/28	  250,000	  277,331
KN Capital Trust III, 7.630%, 04/15/28	  250,000	  273,444
MidAmerican Energy Holdings, 5.875%,
 10/01/12				  750,000	  786,398
Southern Natural Gas Co.,7.350%, 02/15/31 1,000,000	  987,500
Tennessee Gas Pipeline Co.,7.500%, 04/01/17 250,000 (2)	  258,125
Transocean, Inc., 7.375%, 04/15/18	  500,000	  578,402
						       -----------
Total Utility						5,636,190
						       -----------

Total Corporate Bonds (cost $68,628,581)	       74,073,540
						       -----------
Foreign Corporate Obligations - 8.4%
AT&T Corp., 6.000%, 11/21/06 EUR 	  200,000	  269,929
Cerro Negro Finance Ltd., 7.900%,
 12/01/20 (a)				  500,000	  432,500
Empresa Nacional de Electricidad, Yankee,
 7.875%, 02/01/27			1,650,000	1,652,467
Enersis SA, Yankee, 7.400%, 12/01/16	  225,000	  229,476
International Bank for Reconstruction &
 Development, 0.000%, 08/20/07 (4) NZD	4,800,000	2,525,569
Macmillan Bloedel Ltd., 7.700%, 02/15/26 1,350,000	1,490,760
Petroleos Mexicanos, 8.625%, 12/01/23 (a) 950,000 (2)	1,042,625
PDVSA Finance Ltd., Series 98-1, 7.400%,
 08/15/16				  300,000	  258,750
PDVSA Finance Ltd., Series 98-1, 7.500%,
 11/15/28				1,000,000	  810,000



The accompanying notes are an integral part of these financial statements.

			Managers Bond Fund
			 December 31,2003

Schedule of Portfolio Investments (continued)		Bond
----------------------------------------------------------------

					Principal
Security Description			Amount		Value
-------------------------------------	----------	------
Foreign Corporate Obligations (continued)
Pf Export Rec Master Trust, 6.436%,
 06/01/15 (a)				$ 949,091	$ 967,560
Samsung Electronics Co., Ltd., 7.700%,
 10/01/27 (a)				1,800,000	1,991,504
Teck Cominco Ltd., 7.000%, 09/15/12	1,000,000	1,097,866
Telekom Malaysia Berhad, 7.875%,
 08/01/25 (a)				  250,000	  286,374
Tenaga Nasional Berhad, 7.500%,
 11/01/25 (a)				2,000,000 (2)	2,157,734
Total Foreign Corporate				      -----------
 Obligations (cost $13,244,029)			       15,213,114
						      -----------
Foreign Government and Agency Obligations - 6.7%
British Columbia Province, General
 Residual, 0.000%, 06/18/29 (4) CAD 	2,500,000	  444,573
British Columbia Province, General
 Residual, 0.000%, 08/23/24 (4) CAD	7,425,000	1,729,483
Canadian Government, 4.500%, 09/01/07 CAD 665,000	  529,556
Kingdom of Norway, 6.750%, 01/15/07 NOK 21,160,000	3,498,995
Kommunekredit, 5.000%, 06/07/06 NOK 	1,600,000	  250,685
Mexico Government, 7.500%, 01/14/12 MEX 1,250,000	1,410,000
New Zealand Government, 6.000%,
 11/15/11 NZD				  500,000	  330,601
Ontario Hydro, 0.000%, 10/15/21 (4) CAD	1,700,000	  467,673
Province of Alberta, Series CS, Sinking
 Fund, 5.930%, 09/16/16 CAD		  219,008	  182,169
Province of Manitoba,6.500%, 09/22/17 CAD 1,800,000	1,573,511
Republic of South Africa, 10.000%,
 02/28/08 ZAR 				1,260,000	  195,420
Republic of South Africa, Yankee,
 8.500%, 06/23/17 ZAR 			1,175,000 (2)	1,401,188
Total Foreign Government			      -----------
 and Agency (cost $9,513,584)			       12,013,854
						      -----------
U.S. Government and Agency Obligations - 36.8%
U.S. Government Agency Obligations - 21.8%
FHLMC, 2.875%, 09/01/05			3,500,000 (2)	3,563,991
FHLMC, 4.625%, 02/15/07 EUR		1,750,000	2,298,385
FHLMC, Gold, 5.000%, 12/01/31		  349,885	  345,605
FHLMC, 5.250%, 01/01/06			3,300,000 (2)	3,510,266
FHLMC, 5.500%, 09/15/11			5,090,000	5,472,427
FHLMC, 6.000%, 11/15/28			  697,341	  702,248
FNMA, 3.250%, 01/15/08			3,000,000	3,007,995
FNMA, 4.000%, 10/01/18		       13,735,236      13,401,911
FNMA, 5.000%, 01/15/07			3,200,000 (2)	3,415,859
FNMA, 5.250%, 04/15/07			3,200,000	3,444,378
FNMA, 6.000%, 07/01/29			   58,201	   60,296
						      -----------
Total U.S. Government Agency Obligations	       39,223,361
						      -----------
U.S. Treasury Notes - 15.0%
USTN, 1.625%, 09/30/05			3,500,000	3,498,632
USTN, 1.625%, 10/31/05			7,000,000 (2)	6,989,066
USTN, 1.875%, 12/31/05		       12,000,000 (2)  12,007,968
USTN, 2.375%, 08/15/06		          985,000 (2)	  990,310
USTN, 3.500%, 11/15/06			3,400,000 (2)	3,514,352
						      -----------
Total U.S. Treasury Notes 			       27,000,328
						      -----------
Total U.S. Government and Agency
 Obligations (cost $65,307,852)			       66,223,689
						      -----------
Preferred Stock - 3.2%
Entergy Louisiana, Inc., 4.440%		      226	   15,481
Entergy New Orleans, Inc., 5.560%	      100	    8,119
Entergy New Orleans, Inc., 4.750%	      482	   33,424
International Paper Co., 5.250%		   77,500	3,913,750
Newell Financial Trust I, 5.250%	   32,000	1,464,000
Union Electric Co., 3.500%		      350	   22,794
Wisconsin Electric Power Co., 3.600%	    3,946	  258,462
						      -----------
Total Preferred Stock (cost $5,459,888)			5,716,030
						      -----------


The accompanying notes are an integral part of these financial statements.

Managers Bond Fund
 December 31,2003

Schedule of Portfolio Investments (continued)		Bond
----------------------------------------------------------------


Security Description			Shares		Value
-------------------------------------	----------	------
Short-Term Investments - 21.8%
Other Investment Companies - 20.0%
Bank of New York Institutional Cash
 Reserves Fund, 1.14% (1), (3)		32,163,005 	$32,163,005
JPMorgan Prime Money Market Fund,
 Institutional Class Shares, 0.95% (1)	 3,743,271	  3,743,271
						        -----------
Total Other Investment Companies			 35,906,276
						        -----------
Other Short-Term Investments - 1.8%	Principal
American Honda Finance Corp., 1.034%,	 Amount
 01/16/04 (1), (3)			$1,253,774	  1,253,774
Bank of America Master Trust, 1.162%,
 05/17/04 (1), (3)			 1,001,061	  1,001,061
Canadian Imperial Bank of Commerce,
 1.001%, 03/18/04 (1), (3)		 1,000,568	  1,000,568
						        -----------
Total Other Short-Term Investments			  3,255,403
						        -----------
Total Short-Term Investments (cost $39,161,679)		 39,161,679
						        -----------
Total Investments - 118.2% (cost $201,315,613)		212,401,906

Other Assets, less Liabilities - (18.2)%		(32,760,813)
						       -------------
Net Assets -100.0%				       $179,641,093
						       =============

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund 			Global Bond
-----------------------------------------------------------------
Managers Global Bond Fund (the "Fund") seeks both income and capital appreciation by investing in domestic and foreign fixed-income securities. Managers has utilized a single independent subadvisor, Loomis, Sayles & Company L.P. ("Loomis"), to manage the portfolio since March 2002. Kenneth M. Buntrock, CFA and David W. Rolley, CFA co-manage and lead the investment team managing the Fund.

The Portfolio Manager
---------------------
Loomis believes that the greatest inefficiencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Loomis seeks to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed-income securities of issuers whose credit profiles they believe are improving. Loomis also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.
In deciding which securities to buy and sell, Loomis will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis's expectations regarding general trends in interest rates. Loomis typically maintains over one half of the global portfolio in non-U.S. dollar denominated securities. Average portfolio quality is AA or higher. Loomis employs currency hedges defensively, for capital preservation. Portfolio construction is bottom-up, not top-down. Loomis follows a broad global universe of securities ranging from AAA governments to emerging markets, which Loomis believes allows the portfolio to take advantage of timely opportunities if they should arise.

The Year in Review
------------------
One consequence of the improved economic backdrop and increased risk appetite of investors during 2003 was a rise in the level of interest rates around the globe. Medium and longer-term rates rose in virtually every developed market. Japan was an exception where rates fell very slightly in the shorter maturity ranges and were basically unchanged in its medium-to longer-term bonds. Since bond prices and bond yields move in opposite directions, bonds did not offer compelling gains, excluding currency effects, to investors during the year. U.S. investors are exposed to the currency effect, however, and thus benefited from the rise in most developed currencies versus the U.S. dollar. Thus, foreign bonds were a very good source of returns in 2003, with some developed countries offering dollar-based returns in excess of 20%. Also, investors in corporate bonds benefited from a dramatically improved outlook for corporate credit quality. As was the case in the stock market for much of 2003, the more speculative a bond was, the better it did. This was particularly true in the U.S., where the corporate bond market is more established and high yield bonds returned almost 30%. Even in the foreign bond market, however, corporate bonds offered a bit more performance than government bonds.
This backdrop proved lucrative to the Loomis investment philosophy. It was, in fact, the Fund's best calendar year ever. For 2003, the Fund had a total return of 20.7% compared with returns of 14.9% for the Citigroup World Government Bond Index ("WGBI") and 12.5% for the Lehman Brothers Global Aggregate Index ("Global Agg"). Since they took over the portfolio in March of 2002, portfolio managers Dave Rolley and Ken Buntrock have invested in what they perceive to be higher yielding countries with attractive risk/reward profiles.
This has led to investments in countries such as Australia, New Zealand, Canada, and Mexico. These markets are comparatively small in the context of the global bond market. Therefore the positions taken by the managers, while not large on an absolute basis, represented a significant overweight relative to the market. The higher yields of these markets also attracted lots of foreign buyers and, as Dave and Ken correctly anticipated, drove their currencies considerably higher. In other words, some of the Fund's robust performance can be attributed to country positioning.
Meanwhile, some credit must be assigned to Loomis's corporate bond research. In addition to the macro-level decisions made by Dave and Ken, the Fund also received good performance from its corporate bond holdings. The focus was similar to the approach the managers took on countries: find yield. The credit analysts at Loomis take a global approach. The key is to find bonds that offer attractive yields for one reason or another, but are not likely (according to Loomis) to miss a coupon payment or be downgraded. An improvement in credit quality would be ideal, but is not imperative for their investment thesis. On the contrary, the key is to avoid deterioration in credit quality. A good example of a successful investment in 2003 was a Singaporean Flextronics bond that was held throughout the year. It had a coupon of almost 10%, it was priced in euros which rose 20%

Global Bond
------------------------------------------------------------
versus the dollar, and it was in an industry (electronic components) where the fundamentals stabilized.
The summary is that Fund performed very well in 2003 as a result of good country allocations and good security selection driven by credit analysis.

Looking Ahead
-------------
From a country perspective, the Fund's allocations are similar to where they were at the end of 2002. The overall makeup of the Fund, however, is more defensively positioned. This posture reflects concerns from the investment team at Loomis regarding the potential for substantially higher interest rates in the quarters ahead. Specifically, Dave and Ken have reduced the Fund's duration* (or interest rate sensitivity) to 4.6 years, or
1.6 years less than at the end of 2002. This means that the Fund in general would be less susceptible to a rise in rates than it was last year. Also, the Fund's allocation to corporate bonds has fallen to below 40% from the above 50% range of last year. The net result of all this is that while the core of the Fund is still invested in the traditional Loomis-like securities (higher yielding, stable credit outlooks, etc), the managers have made moves on the margin to protect the portfolio in case rates rise meaningfully and/or corporate credit quality begins to deteriorate again.
Dave Rolley and Ken Buntrock - The non-dollar markets are not just attractive in light of our expectations of additional U.S. dollar weakness; higher yields are available in bond markets in countries such as Canada, Australia, and the United Kingdom. We believe that the Euro bond market is a more defensive market than U.S. Treasuries if global interest rates rise in 2004.
We have made a number of minor adjustments in portfolio strategy: we have gradually reduced total duration, we have added small additional positions in Japanese Yen and Singapore dollars, and at year end we hedged two percentage points of our Canadian dollar bond position back into US dollars after a particularly strong run by the Canadian currency. On balance, we still seek to tactically reduce duration, maintain a significant non-U.S. dollar bond exposure, and look for selected corporate ideas where we feel that total returns can exceed those in the government markets.

Cumulative Total Return Performance
-----------------------------------
The Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The WGBI is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends. This chart compares a hypothetical $10,000 investment made in the Fund at its inception on March 25, 1994, to a $10,000 investment made in the WGBI for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.




		Average Annualized Total Returns
		--------------------------------
		One	Five	Since
		Year	Years	Inception*
		-----	------	----------
Global Bond	20.69%	4.03%	6.09%
WGBI		14.91%	5.75%	7.04%


* Commencement of operations March 25, 1994.



Year End	Global Bond	WGBI
---------	-----------	--------
31-Mar-94	$10,000		$10,000
31-Dec-95	$11,681		$12,182
31-Dec-96	$12,194		$12,623
31-Dec-97	$12,214		$12,653
31-Dec-98	$14,567		$14,589
31-Dec-99	$13,114		$13,967
31-Dec-00	$12,902		$14,189
31-Dec-01	$12,373		$14,049
31-Dec-02	$14,706		$16,787
31-Dec-03	$17,749		$19,290



		Managers Global Bond Fund
		   December 31, 2003

Schedule of Portfolio Investments			Global Bond
-----------------------------------------------------------------

					Principal
Security Description			Amount		Value
-------------------------------------	----------	------
Foreign Government and Agency Obligations - 44.0%
Belgium Government Bond, 3.750%,
 03/28/09 EUR 				  $900,000	$1,139,158
Bundes Immobil, 4.625%, 09/27/12 EUR 	   525,000	   671,658
Federal Republic of Brazil, 10.000%,
 01/16/07 USD				   100,000	   112,000
Federal Republic of Brazil, 8.875%,
 04/15/24 USD				    60,000 (2)	    58,500
Irish Government, 4.600%, 04/18/16 EUR	   730,000	   928,811
Italy Buoni Poliennali Del Tesoro, 4.500%,
 03/01/07 EUR				   810,000	 1,063,789
Kingdom of Denmark, 4.000%, 08/15/08 DKK 4,195,000	   721,866
Kingdom of Denmark, 5.000%, 08/15/05 DKK   930,000	   163,214
Kingdom of Norway, 5.500%, 05/15/2009 NOK 3,850,000	   618,557
Kingdom of Norway, 6.750%, 01/15/07 NOK	   840,000	   138,902
Mexico Government, 8.375%, 01/14/11 USD    300,000	   356,250
Netherlands Government, 5.000%,
 07/15/11 EUR				   495,000	   663,829
New South Wales Treasury Corp., 6.500%,
 05/01/06 AUD				   200,000	   153,972
New Zealand Government, 6.000%, 11/15/11 NZD 25,000	    16,530
Ontario Province, 5.700%, 12/01/08 CAD	 1,100,000	   909,529
Ontario Province, 5.900%, 03/08/06 CAD	   250,000	   204,415
Queensland Treasury Corp., 8.000%,
 09/14/07 AUD				 1,325,000	 1,077,255
Republic of Austria, 5.000%, 07/15/12 EUR  495,000	   658,210
Republic of Austria, 6.000%,
 02/14/07 HUF				11,000,000	    48,775
Republic of South Africa, 5.250%,
 05/16/13 EUR				   350,000	   425,359
Republic of South Africa, Yankee, 8.500%,
 06/23/17 USD				   200,000	   238,500
Republic of Trinidad & Tobago, 9.750%,
 07/01/20 (a) USD			   175,000	   229,250
Saskatchewan Province, 5.750%, 03/05/29 CAD 500,000	   394,564
Spanish Government, 5.400%, 07/30/11 EUR   500,000	   684,586
Swedish Government, 5.250%, 03/15/11 SEK 4,715,000	   686,218
Swedish Government, 6.500%, 05/05/08 SEK 2,925,000	   446,395
U.K. Treasury, 6.250%, 11/25/10 GBP	   325,000	   634,552
U.K. Treasury, 5.000%, 03/07/12 GBP	   250,000	   454,611
United Mexican States, 5.375%, 06/10/13 EUR 250,000	   304,916
Total Foreign Government and				----------
 Agency Obligations (cost $12,682,448)			14,204,171
							----------
Corporate Bonds - 38.3%
Convertible Bonds - 1.7%
Corning, Inc., 3.500%, 11/01/08 USD	    45,000 (2)	    55,744
Genzyme Corp-General Division,
 Convertible, 3.000%, 05/15/21 USD	   100,000 (2)	   101,250
LSI Logic Corp., 4.000%, 11/01/06 USD	    70,000	    68,425
Nextel Communications Convertible, 5.250%,
 01/15/10 USD				    70,000	    71,050
Nortel Networks, 4.250%, 09/01/08 USD	   130,000	   123,013
Samsung Electronics Co., Ltd., 7.700%,
 10/01/27 (a)USD			   125,000	   138,299
							----------
Total Convertible Bonds					   557,781
							----------
Finance - 16.6%
Arcel Finance Ltd., 7.048%, 09/01/11 (a) USD 105,000	   108,150
Bangkok Bank Public Co. Hong Kong, 9.025%,
 03/15/29 (a) USD			   125,000	   140,448
DEPFA Deutsche Pfandbriefbank AG, 5.000%,
 02/03/05 EUR 				   155,000	   200,720
First Industrial L.P., 7.600%, 07/15/28 USD 100,000	   105,397
Ford Credit Canada, 7.163%, 04/23/07 CAD   150,000	   121,575
Ford Motor Credit Co., 7.250%, 02/22/05 GBP 100,000	   182,166
GMAC, 7.000%, 12/07/05 GBP		    50,000	    91,602
GMAC International Finance BV, 8.000%,
 03/14/07 NZD				   400,000	   263,080
Household Financial, 4.500%, 07/02/08 CAD  100,000	    78,042
Household Finance Corp., 5.125%,
 06/24/09 EUR				   225,000	   296,809
KFW International Finance, Inc., 1.000%,
 12/20/04 JPY				27,000,000	   254,245
Kreditanstalt fuer Wiederaufbau, 5.250%,
 01/04/10 EUR				   620,000	   839,166


The accompanying notes are an integral part of these financial statements.

			Managers Global Bond Fund
			   December 31, 2003

Schedule of Portfolio Investments  (continued)	Global Bond
-----------------------------------------------------------------

					Principal
Security Description			Amount		Value
-------------------------------------	----------	------
Finance (continued)
MBNA Europe Funding, PLC., 6.500%,
 03/27/07 EUR				$ 50,000	$ 68,171
Muenchener Hypothekenbank eG, 5.000%,
 01/16/12 EUR				 615,000	 814,971
National Rural Utilities Cooperative
 Finance Corp., 4.125%, 02/24/06 EUR	 250,000	 320,409
NGG Finance, PLC., 6.125%, 08/23/11 EUR	  75,000	 102,910
Nordic Investment Bank, 5.250%,
 04/20/06 SEK			       2,000,000	 288,215
Olivetti Finance, 6.875%, 01/24/13 EUR	  75,000	 106,919
Permanent Financing PLC, 5.100%,
 06/11/07 EUR				 275,000	 365,006
The International Bank for Reconstruction
 and Development, 4.750%, 12/20/04 JPY 59,000,000        575,356
Trinet Corporate Realty Trust,
 7.700%, 07/15/17 USD			  50,000	  54,875
						      ----------
Total Finance					       5,378,232
						      ----------
Industrials - 16.6%
Alcan, Inc., 5.500%, 05/02/06 EUR        140,000	 185,114
Alliance Pipeline LP, 6.996%,
 12/31/19 (a)USD			 252,878	 285,932
Allied Waste North America, 6.500%,
 11/15/10 (a) USD			  55,000 (2)	  56,375
Allied Waste North America, 8.500%,
 12/01/08 USD				  50,000	  55,625
American Standard, Inc., 7.125%,
 06/01/06 EUR				  75,000	 101,995
American Standard, Inc., 8.250%,
 06/01/09 GBP				  50,000	  94,878
Arrow Electronics, Inc., 6.875%,
 07/01/13 USD				 100,000	 106,556
AT&T Corp., 6.000%, 11/21/06 EUR	  50,000	  67,482
Bavaria S.A., 8.875%, 11/01/10 (a) USD	  60,000	  61,500
Boise Cascade Corp., 7.350%, 02/01/16 USD 100,000	 101,511
Bowater,Inc., 6.500%, 06/15/13 USD	 130,000 (2)	 126,166
Brascan Corp., 7.125%, 06/15/12 USD	 125,000	 139,701
Canadian Pacific Railroad, 4.900%,
 06/15/10 (a) CAD			  50,000          38,687
CITGO Petroleum Corp., 11.375%,
 02/01/11 USD				  90,000	 104,400
Corning Inc., 6.750%, 09/15/13 USD	 125,000	 126,719
Dana Corp., 9.000%, 08/15/11 EUR	 100,000	 145,056
Dean Foods Co., 6.625%, 05/15/09 USD	  75,000 (2)      78,750
Equistar Chemical LP, 6.500%, 02/15/06 USD 80,000	  80,800
Falconbridge Ltd., 7.350%, 06/05/12 USD	 150,000	 169,419
Flextronics International, Ltd., 9.750%,
 07/01/10 EUR				  50,000	  68,744
Gruma SA de CV, 7.625%, 10/15/07 USD	 150,000	 161,250
Grupo Tranportacion Ferroviaria Mexicana
 S.A. de C.V., 11.750%, 06/15/09 USD	  70,000	  71,925
Hasbro, Inc., 6.600%, 07/15/28 USD	 140,000	 135,100
HeidelbergCement AG, 4.750%, 04/09/09 EUR 40,000	  48,058
Hutchison Wham International, Ltd., 7.450%,
 11/24/33 (a) USD			 100,000	 104,152
IMC Global, Inc., 10.875%, 06/01/08 USD	  45,000	  49,500
Koninklijke Vendex Kbb, 7.375%,
 11/15/10 (a) EUR			  50,000	  66,221
Lam Research Corp., 4.000%, 06/01/06 USD  30,000 (2)	  30,750
McDonald 's Corp., 3.6275%, 10/10/10 SGD 250,000	 144,659
Methanex Corp., 7.750%, 8/15/05 USD      100,000	 105,500
Motorola, Inc., 8.000%,11/01/11 USD       75,000 (2)	  88,698
News America Holdings, 8.625%,
 02/07/14 AUD				 350,000	 275,330
Noranda, Inc., 7.250%, 07/15/12 USD	 125,000	 139,879
Park Place Entertainment, 7.875%,
 03/15/10 USD				  40,000 (2)	  44,300
Philippine Long Distance Telephone, 11.375%,
 05/15/12 USD				  50,000	  55,125
Premcor Refining Group, 7.500%,
 06/15/15 USD				  75,000	  76,875
Repsol International Finance, 5.750%,
 12/04/06 EUR				 100,000	 134,044
Rogers Cablesystems, 9.650%, 01/15/14 CAD 250,000	 205,016
Schering-Plough Corp., 5.300%, 12/01/13 USD 30,000	  30,523
Shaw Communications, Inc., 7.500%,
 11/20/13 CAD				  175,000	 136,639




The accompanying notes are an integral part of these financial statements.

			Managers Global Bond Fund
			   December 31, 2003

Schedule of Portfolio Investments  (continued)		Global Bond
-----------------------------------------------------------------

						Principal
Security Description				Amount		Value
-------------------------------------		----------	------
Industrials (continued)
Sing Telecommunications, 6.000%,
 11/21/11 EUR					  50,000	   68,933
Starwood Hotels & Resorts, 7.875%,
 05/01/12 USD					  80,000 (2)	   90,000
Stena AB, 7.500%, 11/01/13 (a) USD		  75,000	   77,250
Teck Cominco Ltd., 7.000%, 09/15/12 USD		 100,000	  109,787
Telefonica Europe, BV, 5.125%, 02/14/13 EUR   	  50,000	   64,827
Telekom Malaysia Berhad, 7.875%,
 08/01/25 (a)USD				 200,000	  229,099
Videotron, Ltee., 6.875%, 01/15/14 (a) USD    	  90,000 (2)	   92,925
WPP Group, PLC, 6.000%, 06/18/08 EUR	   	 250,000	  338,799
						      		----------
Total Industrials						5,370,574
						      		----------
Utility - 3.4%
Enersis SA, Yankee, 7.400%, 12/01/16 USD	 275,000	  280,471
Petroleos Mexicanos, 8.625%,
 12/01/23 (a) USD				 100,000	  109,750
Petroleos Mexicanos, 9.500%, 09/15/27 USD        325,000 (2)	  383,500
Pioneer Natural Resources Co., 7.200%,
 01/15/28 USD					  65,000	   69,584
Tenaga Nasional Berhad, 7.500%,
 11/01/25 (a) USD			 	 225,000	  242,745
						      	       ----------
Total Utility							1,086,050
						      	       ----------
Total Corporate Bonds (cost $10,636,358)		       12,392,637
						      	       ----------
U.S. Government and Agency Obligations - 8.2%
U.S. Government Agency Obligations - 2.5%
FHLMC, 5.500%, 04/01/33 USD			 215,162	  217,872
FNMA, 1.750%, 03/26/08			      60,000,000	  588,243
Total U.S. Government Agency Obligations			  806,115
U.S. Treasury Notes - 5.7%
USTN, 6.875%, 05/15/06 USD			 760,000 (2)	  844,877
USTN, 1.875%, 12/31/05 USD		       1,000,000	1,000,664
						      	       ----------
Total U.S. Treasury Notes					1,845,541
						      	       ----------
Total U.S. Government and Agency
 Obligations (cost $2,621,647)					2,651,656
						      	       ----------
Other Investment Companies - 11.3%

Bank of New York Institutional Cash
 Reserves Fund, 1.14% (1), (3)		       2,088,065	2,088,065
JPMorgan Prime Money Market, Institutional
Class Shares, 0.95% (1)			       1,565,563	1,565,563

Total Other Investment Companies (cost $3,653,628)		3,653,628
						      	       ----------
Total Investments - 101.8%
(cost $29,594,081)					       32,902,092

Other Assets, less Liabilities - (1.8)%				 (594,996)
							     ------------
Net Assets - 100.0%					      $32,307,096
							     ============

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments
--------------------------------------------
The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.
At December 31,2003,the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:



Fund 			Cost 		Appreciation 	Depreciation 	Net
----------------	-----------	------------	------------	-----------
Value 			$92,394,684 	$16,978,710 	$(1,495,408)	$15,483,302
Capital Appreciation 	107,419,625  	 15,813,556 	 (1,473,016)	 14,340,540
Small Company 		 15,893,274   	  5,245,673	   (160,131)	  5,085,542
Special Equity	      2,920,193,968 	836,420,244 	(76,654,146)	759,766,098
International Equity 	233,575,757      59,261,844	 (5,997,493)	 53,264,351
Emerging Markets 	 34,586,691	  9,185,743	   (497,244)	  8,688,499
Bond			201,320,135      11,552,002	   (470,231)	 11,081,771
Global Bond		 29,601,623	  3,313,906	    (13,437)	  3,300,469



*Non-income-producing security

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to the following:


Fund 			Market Value 	% of Net Assets
-----------------	--------------- ---------------
Emerging Markets 	$2,234,650 	6.1%
Bond 			 9,135,130 	5.1%
Global Bond 		 1,980,783	6.1%


(1) Yield shown for each investment company represents its December 31, 2003, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(2) Some or all of these shares were out on loan to various brokers as of December 31, 2003, amounting to:


Fund 			Market Value 		% of Net Assets
-----------------	----------------	---------------
Value 			$5,944,687		5.9%
Capital Appreciation	 9,131,830		8.2%
Small Company		 2,185,951		11.7%
Special Equity 		367,683,896		11.2%
International Equity 	20,152,360		7.6%
Emerging Markets	 6,589,860		17.9%
Bond 			36,917,451		20.6%
Global Bond		 2,041,305		6.3%


(3) Collateral received from brokers for securities lending was invested in these short-term investments.

(4) Zero coupon security.

(5) Affiliated Company - See Note 10 in the Notes to Financial
Statements.

Investments Definitions and Abbreviations:
------------------------------------------
ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC: Federal Home Loan Mortgage Corp.
USTB: United States Treasury Bond
FNMA: Federal National Mortgage Association
USTN: United States Treasury Note
GNMA: Government National Mortgage Association
GMAC: General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer's registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar
(USD):

AUD: Australian Dollar
SEK: Swedish Krona
CAD: Canadian Dollar
SGD: Singapore Dollar
DKK: Danish Krone
NZD: New Zealand Dollar
EUR: euro
NOK: Norwegian Krone
GBP: British Pound
ZAR: South African Rand
HUF: Hungarian Forint
JPY: Japanese Yen.53

Statement of Assets and Liabilities
December 31, 2003
----------------------------------------------------


						Managers	Managers
				Managers	Capital		Small
				Value		Appreciation 	Company
				 Fund 		 Fund 	 	Fund
				----------	-----------	-----------
Assets:
	Investments at value*	$107,877,986 	$121,760,165 	$20,978,816
	Cash			   -   		      44,315 	   -
	Foreign currency**	   -   		   -   		   -
	Receivable for investments
	 sold			   -   		      84,277	     86,185
	Receivable for Fund shares
	 sold			     218,515	     373,866	     66,372
	Receivable for open forward
	 foreign currency contracts-   		   -   		   -
	Dividends, interest and
	 other receivables	     161,703	      80,184	      1,942
	Prepaid expenses	      22,628	      14,319	      5,851
				  ----------	 -----------	-----------
		Total assets	 108,280,832	 122,357,126	 21,139,166
				  ----------	 -----------	-----------
Liabilities:
	Payable to Custodian	       1,295	   -   		      4,415
	Payable for Fund shares
          repurchased		      40,168	   1,235,900	      1,205
	Payable upon return of
          securities loaned	   6,121,191	   9,392,809	  2,266,071
	Payable for investments
          purchased		   1,227,824	     604,672	     66,398
	Payable for open forward
          foreign currency contracts	   -   		   -   		   -
	Accrued expenses:
	Investment advisory and
	 management fees	      61,567	      74,585	     14,021
	Administrative fees	      20,522	      23,308	      3,895
	Other		      	      88,293	     123,288	     33,152
				  ----------	 -----------	-----------
Total liabilities		   7,560,860	  11,454,562	  2,389,157
				  ----------	 -----------	-----------
Net Assets			$100,719,972	$110,902,564	$18,750,009
				============	============	===========

Shares outstanding		   3,838,193	   4,355,368	  2,040,355
				  ----------	 -----------	-----------

Net asset value, offering and
 redemption price per share	      $26.24	      $25.46	      $9.19
Net Assets Represent:
   Paid-in capital		 $91,074,085	$263,237,659	$22,672,738
   Undistributed net investment
     income (loss)		       8,557	           -  	          -
   Accumulated net realized gain
     (loss) from investments
     and foreign currency
     transactions		  (6,637,959)	(166,855,506)	(9,079,833)
Net unrealized appreciation
 of investments and foreign
 currency contracts and
 translations			  16,275,289	  14,520,411	  5,157,104
				  ----------	 -----------	-----------
Net Assets			$100,719,972	$110,902,564	$18,750,009
				============	============	===========

	* Investments at cost	 $91,602,697	$107,239,754	$15,821,712
				  ----------	 -----------	-----------

** Foreign currency at cost	           -   		   -   		  -
				  ----------	 -----------	-----------




				Managers
Managers	Managers	Emerging	Managers	Managers
Special		International	Markets		Managers	Global
Equity		Equity		Equity		Bond		Bond
 Fund 		 Fund 		 Fund 		 Fund 		 Fund
-----------	--------------	-----------	-----------	-----------
$3,679,960,066	$286,840,108	$43,275,190 	$212,401,906 	$32,902,092
       895,518	   -   		   -   		   -   		   -
   -		     525,947	    130,243	    90		     10,945
    67,106,587	   1,093,996	   -   		   -   		   -
    38,080,461	     375,443	    139,440	     741,053 	  2,194,764
   -   		   -   		   -   		   -   		    231,811
     1,177,758	     847,715 	    114,794	   2,251,033 	    635,031
       134,400	      27,199 	     15,807	      37,016 	      2,585
---------------	------------	-----------	------------	-----------
 3,787,354,790 	 289,710,408 	 43,675,474	 215,431,098 	 35,987,228
---------------	------------	-----------	------------	-----------
   -   		      14,962 	     54,235	   -   		      9,702
    14,390,246	   1,359,908 	     19,967	     168,321	     25,413
   383,950,208	  21,008,181 	  6,772,212       35,418,408	  2,088,065
   104,781,866	   -   		   -   		   -   		  1,232,635
   -   		   -   		   -   		   -   		    228,952
     2,427,080	     198,598	     34,067	      60,371	     16,871
       674,189	      55,266	      7,406	      36,737	      4,820
     1,812,931	     462,722	     59,925	     106,168	     73,674
   508,036,520	  23,099,637	  6,947,812       35,790,005	  3,680,132
---------------	------------	-----------	------------	-----------
$3,279,318,270	$266,610,771	$36,727,662	$179,641,093	$32,307,096
=============== ============    ===========     ============    ===========

    41,784,170	   6,482,432	  2,769,662        7,309,390	  1,455,878
---------------	------------	-----------	------------	-----------

       $78.48	     $41.13	     $13.26	      $24.58	     $22.19
      ========      ========        =======         ========       ========

$2,904,807,759	$375,107,463	$30,524,499	$167,967,393	$28,855,454

       782,667	    (137,750)	   -   		      37,682	    115,438
  (405,478,667)	(162,179,741)	 (2,850,493)	     517,092	    (7,542)
   779,206,511	  53,820,799	  9,053,656       11,118,926	  3,343,746
---------------	------------	-----------	------------	-----------
$3,279,318,270	$266,610,771	$36,727,662	$179,641,093	$32,307,096
=============== ============    ===========     ============    ===========

$2,900,753,555	$233,171,433	$34,224,575	$201,315,613	$29,594,081
---------------	------------	-----------	------------	-----------

   -   		     513,275	    126,874	    90	             10,956
---------------	------------	-----------	------------	-----------


The accompanying notes are an integral part of these financial
Statements.

Statements of Operations
For the year ended December 31, 2003
--------------------------------------------------------------



							Managers	Managers
					Managers	Capital		Small
					Value		Appreciation 	Company
					 Fund 		Fund 	 	Fund
					----------	-----------	-----------

Investment Income:
	Dividend income			$1,313,694	$   671,839	$   29,127
	Interest income			    41,938	     40,545          5,031
	Foreign withholding tax		    (7,105)         (23,616)	      (163)
	Securities lending fees		     4,554	     10,804	     1,926
					----------	-----------	-----------
		Total investment income	 1,353,081	    699,572	    35,921
					----------	-----------	-----------
Expenses:
	Investment advisory and
          management fees		   546,934	    848,776	   133,481
	Administrative fees		   182,311	    265,242	    37,078
	Transfer agent			   177,456	    320,115	     7,834
	Custodian			    35,353	     53,731	    10,123
	Professional fees		    42,578	     51,829	    20,867
	Registration fees		    24,996	     20,563	     8,510
	Trustees fees and expenses	     4,136	      6,248	       764
	Insurance			     2,663	      5,163	       899
	Miscellaneous			    17,360	     40,553	     2,313
	 Total expenses before		----------	-----------	-----------
          offsets			 1,033,787	  1,612,220	   221,869
					----------	-----------	-----------
	Expense (reimbursement) /
          recoupment			   -   		   -   		    (2,315)
	Expense reductions		  (109,664)	   (202,919)	    (4,986)
					----------	-----------	-----------
	Net expenses			   924,123	  1,409,301	   214,568
					----------	-----------	-----------
	Net investment income (loss)	   428,958	   (709,729)	  (178,647)
					----------	-----------	-----------
Net Realized and Unrealized Gain (Loss):
	Net realized gain (loss) on
         investment transactions   	   326,249	(12,737,985)	    652,393
	Net realized gain (loss)
         on foreign currency
         contracts and transactions   		-   	   -   		   -
	Net unrealized appreciation
         of investments			19,154,237	 37,420,403	  5,031,669
	Net unrealized appreciation of
         Foreign currency contracts
         and translations		   	-   	   -   		   -
					----------	-----------	-----------
Net realized and unrealized gain	19,480,486	 24,682,418	  5,684,062
					----------	-----------	-----------
Net Increase in Net Assets
	Resulting from Operations      $19,909,444	$23,972,689	 $5,505,415
					==========	===========	===========



				Managers
Managers	Managers	Emerging			Managers
Special		International	Markets		Managers	Global
Equity		Equity		Equity		Bond		Bond
 Fund 		 Fund 		 Fund 		 Fund 		 Fund
------------	-------------	------------	------------	-----------
 $14,372,022 	  $7,127,876 	 $   589,201 	 $   327,403 	 $   -
   2,259,591 	     376,579 	       6,675 	   8,223,257 	  1,313,654
   -   		    (774,510)	     (58,598)	       (687)	       (382)
     880,966 	     256,886 	      15,547 	      54,103 	      1,750
------------	-------------	------------	------------	-----------
  17,512,579	   6,986,831	     552,825	   8,604,076	  1,315,022
------------	-------------	------------	------------	-----------
  22,084,470 	   2,599,973	     302,985	     978,910	    178,411
   6,134,575 	     722,215	      65,866	     391,564	     50,975
   5,381,695	     717,725	      26,184	     102,202	     60,308
     835,846	     621,906	      45,868	      79,387	     72,425
     535,959	     123,178	      30,938	      65,163	     42,910
     124,083	      53,328	      20,045	      41,173	     14,790
     140,100	      16,462	       1,454	       8,595	      1,493
      97,958	      17,005	       1,196	       5,664	      1,039
     389,161	     117,713	      23,373	      41,883	      4,916
------------	-------------	------------	------------	-----------
  35,723,847	   4,989,505	     517,909	   1,714,541	    427,267
------------	-------------	------------	------------	-----------
   -   		    -   	      12,664	    (162,127)	     -
    (524,162)	     (21,801)		 (13)		 (18)		(6)
  35,199,685	   4,967,704	     530,560	   1,552,396	    427,261
------------	-------------	------------	------------	-----------
 (17,687,106)	   2,019,127		22,265	   7,051,680	    887,761
------------	-------------	------------	------------	-----------

 112,083,619	  (7,935,483)	   2,848,211	   2,529,804	    723,212
   -   		     429,149	      (8,991)	      90,995	  1,369,141
 822,956,114	  84,208,590	   9,083,399	   6,430,241	  1,876,866
   -   		     202,762	      13,206	      58,715	     11,808
------------	-------------	------------	------------	-----------
 935,039,733	  76,905,018	  11,935,825	   9,109,755	  3,981,027
------------	-------------	------------	------------	-----------
$917,352,627 	 $78,924,145	 $11,958,090	 $16,161,435	 $4,868,788
============    =============   ============    ============    ===========




The accompanying notes are an integral part of these financial
Statements.

Statement of Changes in Net Assets
For the year ended December 31,
-------------------------------------------------------------




									Managers Capital
					Managers Value Fund 		Appreciation Fund
					2003		2002		2003		2002
					----------	----------	----------	-----------
Increase (Decrease) in Net Assets
	From Operations:
	Net investment income (loss)	$ 428,958	$ 334,172	$ (709,729)	 (1,497,152)
Net realized gain (loss)
 on investments and foreign
currency transactions		 	  326,249  	(6,225,158)	(12,737,985) 	(30,321,712)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currency
 translations		     		19,154,237  	(9,422,689)	 37,420,403 	(22,222,488)
					----------	----------	----------	-----------
Net increase (decrease) in net
 assets resulting from operations  	19,909,444	 (15,313,675)	 23,972,689 	(54,041,352)
					----------	----------	----------	-----------
Distributions to Shareholders:
	From net investment income	 (438,692)	 (362,134)	   -   	  	  -
	From net realized gain on
 investments			  	  -   	 	 (230,982)	   -   	 	  -
					----------	----------	----------	-----------
Total distributions to shareholders	 (438,692)	 (593,116)	   -   		  -
					----------	----------	----------	-----------
From Capital Share Transactions:
	Proceeds from sale of shares	47,708,843	21,685,373	 22,460,907 	 41,555,483
Reinvestment of dividends and
 distributions				   425,823	   582,405	   -   		  -
Cost of shares repurchased	       (14,886,224)    (21,988,663)     (43,075,991)    (66,844,887)
Net increase (decrease) from
capital share transactions		33,248,442	   279,115	(20,615,084)    (25,289,404)
					----------	----------	----------	-----------
Total increase (decrease) in
 net assets				52,719,194    (15,627,676)	  3,357,605 	(79,330,756)
					----------	----------	----------	-----------
Net Assets:
	Beginning of year		48,000,778 	63,628,454	 107,544,959 	 186,875,715
				      ------------	----------	------------	------------
	End of year		      $100,719,972     $48,000,778 	$110,902,564 	$107,544,959
				      ============	==========	============	============
End of year undistributed
	net investment income (loss)   	  $8,557	  $18,865	      $-   	       $-
					----------	----------	----------	-----------
Share Transactions:
	Sale of shares		         2,171,992	  917,781	  1,000,544   	1,709,407
	Reinvested shares		    16,473	   24,916	   -   	 	   -
	Shares repurchased		 (670,271)	 (940,479)	(1,927,145)	(2,808,321)
					----------	----------	----------	-----------
Net increase (decrease) in shares	 1,518,194	    2,218	  (926,601)	(1,098,914)
					----------	----------	----------	-----------


Managers Small Company 		Managers Special Equity			Managers International
	Fund				Fund 					Equity Fund
--------------------------	-------------------------------	        ----------------------------
2003		2002		2003		2002			2003		2002
----------	----------	--------------  ---------------		-----------	------------
$ (178,647)	$ (255,176)	$ (17,687,106)	$(12,143,233)		$ 2,019,127	 $ 2,392,602
   652,393	(2,115,708)	  112,083,619	 (253,372,972)		 (7,506,334) 	(69,703,532)
 5,031,669	(3,562,952)	  822,956,114	 (283,156,757)		 84,411,352 	(7,735,248)
----------	----------	--------------  ---------------		-----------	------------
 5,505,415	(5,933,836)	  917,352,627	 (548,672,962)		 78,924,145 	(75,046,178)
----------	----------	--------------  ---------------		-----------	------------
   -   	 	  -   	 	   -   		   -   		 	 (3,048,493)	 (1,120,045)
   -   	  	  -   		   -   		   -   			   -   		   -
----------	----------	--------------  ---------------		-----------	------------
   -   	 	  -   		   -   		   -   			 (3,048,493)	 (1,120,045)
----------	----------	--------------  ---------------		-----------	------------

 5,332,694	 9,073,336  	 1,063,154,651   1,149,374,210 	 	 806,194,386	 871,905,009
   -   	 	  -   		   -   		   -   			  2,327,700	    871,895
(4,697,715)	(17,294,049) 	  (722,009,661)	 (875,114,615)   	(980,348,314)	(994,651,635)
   634,979	 (8,220,713) 	   341,144,990	  274,259,595 		(171,826,228)	(121,874,731)
----------	----------	--------------  ---------------		-----------	------------
 6,140,394	(14,154,549)	 1,258,497,617 	 (274,413,367) 		 (95,950,576) 	(198,040,954)
----------	----------	--------------  ---------------		-----------	------------

12,609,615	 26,764,164  	 2,020,820,653 	 2,295,234,020		 362,561,347  	 560,602,301
-----------	-----------	--------------  ----------------	------------	------------
$18,750,009 	$12,609,615 	$3,279,318,270    $2,020,820,653   	$266,610,771 	$362,561,347
===========	===========	==============  ================	============	============

 $-   	 	 $-   		   $782,667	      $727,412 	          $(137,750)     $460,298
----------	----------	--------------  ---------------		-----------	------------

   691,683	  1,235,450	    16,496,840 	   18,231,988	          25,132,128	  25,336,017
  -   		  -   	 	  -   		   -   	 	 	     58,033 	     27,968
 (622,350)	 (2,544,247) 	   (11,400,533)	 (14,059,826)		 (30,322,340)   (28,655,040)
----------	----------	--------------  --------------		 -----------	------------
   69,333 	 (1,308,797)  	     5,096,307 	   4,172,162 		  (5,132,179)	  (3,291,055)
----------	----------	--------------  --------------		 -----------	------------




The accompanying notes are an integral part of these financial
Statements.

For the year ended December 31,
-------------------------------------------------------------


					Managers Emerging Markets
					Equity Fund 				Managers Bond Fund
					----------------------------		---------------------
					2003		2002			2003		2002
					-----------	------------		----------	-----------
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)		$   22,265	$  75,611		$ 7,051,680	$ 5,195,981
Net realized gain (loss) on
 investments and foreign
 currency transactions			 2,839,220	(3,724,194)		  2,620,799	  (137,200)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currency
 translations			 	 9,096,605	  134,712		  6,488,956       5,423,065
Net increase (decrease) in net
 assets resulting from			-----------	------------		----------	-----------
 operations			        11,958,090	(3,513,871)		 16,161,435	 10,481,846
					-----------	------------		----------	-----------
Distributions to Shareholders:
From net investment income		  (122,962)	   -   			 (7,242,910)	 (5,176,925)
From net realized gain on
 investments				   -   	 	   -   			 (1,652,619)	   -
Total distributions to			-----------	------------		----------	-----------
 shareholders				  (122,962)	   -   			 (8,895,529)	 (5,176,925)
					-----------	------------		----------	-----------
From Capital Share Transactions:
Proceeds from sale of shares		 115,364,722 	65,785,537 		 138,938,793 	107,397,740
Reinvestment of dividends and
 distributions				   119,204	   -   			   8,197,878      4,840,905
Cost of shares repurchased 	       (112,802,639)	(55,262,191)		(103,102,078)	(56,020,017)
Net increase (decrease) from		-----------	------------		----------	-----------
 capital share transactions		2,681,287	10,523,346		  44,034,593	  56,218,628
					-----------	------------		----------	-----------
Total increase (decrease)
 in net assets		  		14,516,415	 7,009,475		  51,300,499  	  61,523,549
					-----------	------------		----------	-------------
Net Assets:
	Beginning of year	        22,211,247      15,201,772		 128,340,594      66,817,045
					-----------	------------		------------	-------------
	End of year		       $36,727,662 	$22,211,247 	        $179,641,093    $128,340,594
					===========	============		============	=============
End of year undistributed
 net investment income (loss) 		$ -   		$    68,494		$     37,682 	 $   120,528
					-----------	------------		------------	-------------

Share Transactions:
	Sale of shares	     		11,585,328	 6,863,890 		   5,752,592	   4,739,162
	Reinvested shares		     9,141	   -   			     338,265 	    213,942
	Shares repurchased	       (11,349,104)	(5,929,474)		  (4,256,109)	 (2,471,701)
					-----------	------------		------------	------------
Net increase (decrease)
 in shares				  245,365	   934,416		   1,834,748 	  2,481,403
					-----------	------------		------------	------------




Managers Global Bond Fund
------------------------------------
2003			2002
------------		------------
$   887,761		$   790,401

  2,092,353		    268,818


  1,888,674		  2,196,080
------------		------------
  4,868,788		  3,255,299
------------		------------

 (2,551,417)		   (517,386)
   (644,990)		   (202,091)
------------		------------
 (3,196,407)		   (719,477)
------------		------------

 54,118,889 		 15,897,478
  3,177,019 		    717,129
(46,407,165)		(19,283,886)

 10,888,743 		 (2,669,279)
------------		------------
 12,561,124 		   (133,457)
------------		------------

 19,745,972 		 19,879,429
------------		------------
$32,307,096 		$19,745,972
============		============

$   115,438 		$   409,953
------------		------------

  2,429,610 		    822,185
    144,148		     35,233
 (2,077,261)		 (1,004,342)
------------		------------
    496,497		   (146,924)
------------		------------

The accompanying notes are an integral part of these financial
Statements.

Financial Highlights
For a share outstanding throughout each fiscal year ended December 31,
----------------------------------------------------------------------



						Managers Value Fund
					-------------------------------------
					2003 	2002 	2001 	2000	 1999
					------	-------	-------	------ ------
Net Asset Value, Beginning of Year	$20.69	$27.45	$27.73	$27.50 $30.67
					------	-------	-------	------ ------
Income from Investment Operations:
	Net investment income		  0.11	  0.15	  0.09	  0.17   0.30
	Net realized and unrealized
 gain (loss) on investments	  	  5.56	 (6.65)	  0.70	  2.45   0.91
					------	-------	-------	------ ------
Total from investment operations	  5.67	 (6.50)	  0.79	  2.62   1.21
					------	-------	-------	------ ------
Less Distributions to Shareholders
 from:
Net investment income			 (0.12)	 (0.16)	 (0.08)	 (0.17) (0.29)
Net realized gain on investments	   -   	 (0.10)	 (0.99)	 (2.22) (4.09)
					------	-------	-------	------ ------
Total distributions to shareholders	 (0.12)	 (0.26)	 (1.07)	 (2.39) (4.38)
					------	-------	-------	------ ------
Net Asset Value, End of Year		$26.24 	$20.69 	$27.45 	$27.73 $27.50
					======  ======= ======= ====== ======

Total Return (1)			27.39%	(23.79)% 2.92%	  9.80%  4.15%
Ratio of net expenses to average
 net assets (1)				 1.27%	  1.28%	 1.25%	  1.30%  1.35%
Ratio of total expenses to average
 net assets (1)				 1.42% (5) 1.35% 1.35%	  1.38%  1.35%
Ratio of net investment income
 to average net assets			 0.59%	 0.60%	 0.43%	  0.61%  0.92%

Portfolio turnover			  41%	  53%	 147%	  153%    94%
Net assets at end of year
 (000's omitted)		      $100,720 $48,001	$63,628  $57,300 $42,471



					Managers Capital Appreciation Fund
					-------------------------------------
					2003 	2002 	2001 	2000	 1999
					------	-------	-------	------ ------
Net Asset Value, Beginning of Year	$20.36 	$29.29 	$42.79 	$61.12 $33.78
					------	-------	-------	------ ------
Income from Investment Operations:
Net investment loss			(0.16)	(0.28)	(0.25)	(0.42) (0.27)
Net realized and unrealized
 gain (loss) on investments		 5.26	(8.65)	(13.25)	(13.25) 34.81
					------	-------	-------	------ ------
Total from investment operations	 5.10	(8.93)	(13.50)	(13.67) 34.54
					------	-------	-------	------ ------
Less Distributions to Shareholders from:
Net realized gain on investments	   -   	   -   	   -   	(4.66)  (7.20)
					------	-------	-------	------ ------
Net Asset Value, End of Year		$25.46	$20.36	$29.29	$42.79 $61.12
					======	=======	======= ====== ======

Total Return (1)			 25.05%	(30.49)%(31.55)%(22.20)%103.02%
Ratio of net expenses to
 average net assets (1)			 1.33%	 1.39%	  1.34%	1.23%	 1.26%
Ratio of total expenses to average
 net assets (1)				 1.52%(5)1.43%	  1.40%	1.26%    1.30%
Ratio of net investment loss
to average net assets			(0.67)%	(1.07)%	(0.75)% (0.82)% (0.86)%

Portfolio turnover			  109%	  141%	  265%	 306%	 200%
Net assets at end of
 year (000's omitted)		      $110,903 $107,545 $186,876 $286,515 $248,487


Financial Highlights
For a share outstanding throughout each fiscal year ended December 31,
----------------------------------------------------------------------



						Managers Small Company Fund
						-------------------------------
						2003 	2002 	2001 	2000*
						------	-------	-------	-------
Net Asset Value, Beginning of Period 		$6.40 	$ 8.16 	$ 9.29 	$10.00
						------	-------	-------	-------
Income from Investment Operations:
	Net investment loss			(0.09)	 (0.13)	 (0.07)	 (0.01)
	Net realized and unrealized
 gain (loss) on investments	  		 2.88	 (1.63)	 (1.06)	 (0.70)
						------	-------	-------	-------
Total from investment operations	  	 2.79 	 (1.76)	 (1.13)	 (0.71)
						------	-------	-------	-------
Net Asset Value, End of Period	 		$9.19 	 $6.40 	 $8.16 	 $9.29
						======	=======	=======	=======

Total Return (1)				43.59% (21.57)% (12.16)% (7.10)% (2)
Ratio of net expenses to
 average net assets (1)				 1.45%	 1.40%	 1.30%	 1.30% (3)
Ratio of total expenses to average
 net assets (1)					1.50% (5) 1.70%	 1.71%	 1.72% (3)
Ratio of net investment loss
 to average net assets				(1.20)%	(1.17)%	(0.92)%	(0.45)% (3)

Portfolio turnover			  	  48%	 134%	  95%	  55% (2)
Net assets at end of
 period (000's omitted)				$18,750	$12,610	$26,764	$25,705



* Commencement of operations was June 19, 2000.



							Managers Special Equity Fund
					2003 		2002 		2001 		2000 		1999
					----------	-----------	-----------	-----------	--------
Net Asset Value,
 Beginning of Year			$55.08 		$70.59 		$76.82 		$91.42 		$61.23
					----------	-----------	-----------	-----------	--------
Income from Investment
 Operations:
Net investment loss			 (0.43)	 	(0.34)	 	(0.18)	 	(0.12)		 (0.29)
Net realized and unrealized
 gain (loss) on investments		 23.83		(15.17)		 (6.05)		 (2.71)		 33.30
Total from investment			----------	-----------	-----------	-----------	--------
 operations				 23.40		(15.51)		 (6.23)		 (2.83)		 33.01
					----------	-----------	-----------	-----------	--------
Less Distributions to
 Shareholders from:
Net realized gain on investments	 - 	  	   -	   	   -	   	(11.77)		 (2.82)
					----------	-----------	-----------	-----------	--------
Net Asset Value, End of Year		$78.48		$55.08		$70.59		$76.82		$91.42
					==========      =========== 	===========	===========	========

Total Return (1)			 42.50%		(21.98)%	 (8.07)%	 (2.56)%	 54.11%
Ratio of net expenses to
 average net assets (1)			 1.43%		 1.31%		 1.29%		  1.26%		 1.31%
Ratio of total expenses
 to average net assets (1)		 1.46% (5)	 1.32%		 1.30%		  1.26%		 1.31%
Ratio of net investment loss
	to average net assets		(0.72)%		(0.56)%		(0.27)%		(0.16)%		(0.47)%

Portfolio turnover			  64%		  67%		  62%		  69%		  89%
Net assets at end of
 year (000's omitted)		      $3,279,318	$2,020,821 	$2,295,234	$2,132,376	$1,543,150


Financial Highlights
For a share outstanding throughout each fiscal year ended December 31,
----------------------------------------------------------------------



					Managers International Equity Fund
					-------------------------------------
					2003	2002	2001 	2000	 1999
					------	-------	-------	------ ------
Net Asset Value, Beginning of Year	$31.22	$37.61	$49.38	$58.71 $48.85
					------	-------	-------	------ ------
Income from Investment Operations:
Net investment income			  0.34	  0.19	 0.20 (4) 0.27   0.35
Net realized and unrealized gain
 (loss) on investments			 10.04	 (6.48)	(11.72)(4)(5.38) 11.96
					------	-------	-------	------ ------
Total from investment operations	 10.38	 (6.29)	(11.52)	 (5.11) 12.31
					------	-------	-------	------ ------
Less Distributions to Shareholders from:
Net investment income			 (0.47)	 (0.10)	 (0.25)	 (0.24) (0.35)
Net realized gain on investments	   -   	   -   	   -   	 (3.98) (2.10)
					------	-------	-------	------ ------
Total distributions to shareholders	 (0.47)	 (0.10)	 (0.25)	 (4.22) (2.45)
					------	-------	-------	------ ------
Net Asset Value, End of Year		$41.13	$31.22	$37.61	$49.38 $58.71
					======  ======= ======= ====== ======

Total Return (1)			33.21%	(16.71)% (23.35)% (8.46)% 25.28%

Ratio of net expenses to average
 net assets (1)				  1.72%	  1.54%	  1.45%	 1.41%  1.40%
Ratio of total expenses to
 average net assets (1)			  1.73%	  1.56%	  1.46%	 1.42%  1.41%
Ratio of net investment income
	to average net assets		  0.70%	  0.54%	 0.46% (4)0.42%  0.66%

Portfolio turnover			   80%	  132%	  108%	  99%	  43%

Net assets at end of
 year (000's omitted)		        $266,611 $362,561 $560,602 $656,630 $704,209





					Managers Emerging Markets Equity Fund
					-------------------------------------
					2003 	2002 	2001 	2000    1999
					------	-------	-------	------ ------

Net Asset Value, Beginning of Year	$8.80	$9.56	$9.63	$14.67 $7.74
					------	-------	-------	------ ------
Income from Investment Operations:
	Net investment income (loss)	 0.01	 0.03	(0.01)	(0.04)  0.03
	Net realized and unrealized
 gain (loss) on investments		 4.50	(0.79)	(0.04)	(3.90)  6.93
					------	-------	-------	------ ------
Total from investment operations	 4.51	(0.76)	(0.05)	(3.94)  6.96
					------	-------	-------	------ ------
Less Distributions to Shareholders from:
Net investment income			(0.05)	   -   	   -   	   -   (0.03)
Net realized gain on investments	   -   	   -   	(0.02)	(1.10)   -
					------	-------	-------	------ ------
Total distributions to shareholders	(0.05)	   -   	(0.02)	(1.10) (0.03)
					------	-------	-------	------ -------
Net Asset Value, End of Year		$13.26	$8.80	$9.56 	$9.63	$14.67
					======  ======= ======= ====== =======

Total Return (1)			 51.20%	(7.95)%	(0.57)%	(26.69)% 90.06%
Ratio of net expenses to average
 net assets (1)				 1.99%	 1.97%	 1.94%	1.98%   1.85%
Ratio of total expenses to average
 net assets (1)				 1.97%(5) 2.18%	 2.36%	2.48%	2.52%
Ratio of net investment income
 (loss) to average net assets		 0.08%	 0.32%	(0.09)%	(0.34)% 0.37%

Portfolio turnover			  79%	 68%	  69%	  40%	  119%

Net assets at end of year
 (000's omitted)		        $36,728	$22,211	$15,202 $12,390 $12,434


Financial Highlights
For a share outstanding throughout each fiscal year ended December 31,
----------------------------------------------------------------------



						Managers Bond Fund
					-------------------------------------
					2003 	2002 	2001 	2000	 1999
					------	-------	-------	------ ------
Net Asset Value, Beginning of Year	$23.44	$22.32	$21.75	$21.45 $22.19
					------	-------	-------	------ ------
Income from Investment Operations:
	Net investment income		 1.08	 1.24	 1.44	 1.49	 1.45
	Net realized and unrealized
 gain (loss) on investments		 1.40	 1.12 	 0.60	 0.48	(0.65)
					------	-------	-------	------ ------
Total from investment operations	 2.48	 2.36	 2.04 	 1.97	 0.80
					------	-------	-------	------ ------
Less Distributions to Shareholders from:
	Net investment income		(1.11)	(1.24)	(1.45)	(1.50) (1.45)
	Net realized gain on
 investments				(0.23)	   -   	(0.02)	(0.17) (0.09)
					------	-------	-------	------ ------
Total distributions to shareholders	(1.34)	(1.24)	(1.47)	(1.67) (1.54)
					------	-------	-------	------ ------
Net Asset Value, End of Year		$24.58 	$23.44 	$22.32 	$21.75 $21.45
					======	=======	=======	====== ======

Total Return (1)			 10.77%	 10.98%	 9.64%	 9.44%  3.66%

Ratio of net expenses to average
 net assets (1)				 0.99%	 1.00%	 1.18%	 1.19%  1.25%
Ratio of total expenses to average
 net assets (1)				1.09% (5) 1.17%	 1.18%	 1.20%  1.26%
Ratio of net investment income
 to average net assets			4.50%	 5.55%	 6.45%	 6.91%  6.52%

Portfolio turnover			 73%	  24%	  16%	  10%	 39%

Net assets at end of
 year (000's omitted)		      $179,641 $128,341	$66,817 $51,383 $33,389




						Managers Global Bond Fund
					-------------------------------------
					2003	2002	2001 	2000	 1999
					------	-------	-------	------ ------
Net Asset Value, Beginning of Year	$20.58	$17.97	$18.98	$19.44 $22.38
					------	-------	-------	------ ------
Income from Investment Operations:
	Net investment income		 0.80 	 0.81 	 0.57 (4) 0.72	  0.82
	Net realized and unrealized
 gain (loss) on investments		 3.43 	 2.57 	(1.33)(4)(1.06) (3.05)
					------	-------	-------	------ ------
Total from investment operations	 4.23 	 3.38 	(0.76)	(0.34) (2.23)
					------	-------	-------	------ ------
Less Distributions to
 Shareholders from:
Net investment income		        (2.09)	(0.55)	   -   	(0.12) (0.49)
Net realized gain on investments	(0.53)	(0.22)	(0.25)	   -   (0.22)
					------	-------	-------	------ ------
Total distributions to shareholders	(2.62)	(0.77)	(0.25)	(0.12) (0.71)
					------	-------	-------	------ ------
Net Asset Value, End of Year		$22.19 	$20.58 	$17.97 	$18.98 $19.44
					======	=======	=======	====== ======

Total Return (1)	 		20.69%	 18.85%	(4.10)%	(1.62)%(9.97)%

Ratio of net expenses to average
 net assets (1)				 1.68%	 1.55%	 1.45%	 1.47% 1.54%
Ratio of total expenses to average
 net assets	(1)			1.68%	 1.56%	 1.46%	 1.50% 1.54%
Ratio of net investment income
 to average net assets			 3.48%	 4.01%	 2.87% (4) 4.07% 3.77%

Portfolio turnover			 152%	 220%	 244%	   176%	 171%
Net assets at end of
 year (000's omitted)		       $32,307	$19,746 $19,879  $22,723 $19,073


Financial Highlights
For a share outstanding throughout each fiscal year Ended
December 31,
----------------------------------------------------------------
The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

(1) See Note 1(c) of "Notes to Financial Statements."

(2) Not Annualized.

(3) Annualized.

(4) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c to the Notes to Financial Statements.)

Notes to Financial Statements
December 31, 2003
-----------------------------------------------------------------
(1) Summary of Significant Accounting Policies
----------------------------------------------
The Managers Funds (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust is comprised of nine investment series. Included in this report are six equity funds, Managers Value Fund ("Value"), Managers Capital Appreciation Fund ("Capital Appreciation"), Managers Small Company Fund ("Small Company"), Managers Special Equity Fund ("Special Equity"), Managers International Equity Fund ("International Equity") and Managers Emerging Markets Equity Fund ("Emerging Markets Equity") (collectively the "Equity Funds") and two fixed-income funds, Managers Bond Fund ("Bond") and Managers Global Bond Fund ("Global Bond") (collectively the "Fixed-Income Funds"), collectively the "Funds."
The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments
----------------------------
Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. International Equity and Emerging Markets Equity invest in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time a Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of International Equity and Emerging Markets Equity, the Manager monitors intervening events that may affect the value of securities held in each Fund's portfolio and, in accordance with procedures adopted by the Funds' Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.
Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions
-------------------------
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses
----------------------------------
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.
The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the year ended December 31,2003, under these arrangements the amount by which the Funds' expenses were reduced and the impact on the expense ratios were as follows: Value - $109,619 or 0.15%; Capital Appreciation - $202,686 or 0.19%; Special Equity - $507,248 or 0.02%; Small Company - $4,983 or 0.03%; and
International Equity - $21,335 or less than 0.01%.

-----------------------------------------
In addition, each of the Funds has a "balance credit" arrangement with The Bank of New York ("BNY "), the Funds' custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2003, the custodian expense was reduced under this arrangement as follows: Value -$45; Capital Appreciation -$233; Small Company -$3; Special Equity -$2,484; International Equity -$466; Emerging Markets Equity -$13; Bond - $18; and Global Bond -$6. In each case the reduction in the Fund's expense ratio was less than 0.01%.
The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), has contractually agreed, through at least May 1, 2004, to waive fees and pay or reimburse expenses of Small Company, Emerging Markets Equity, and Bond to the extent that the total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45%, 1.99% and 0.99%, respectively, of each Fund's average daily net assets. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such year to exceed 1.45%, 1.99% and 0.99%, respectively, of the Fund's average daily net assets. For the year ended December 31, 2003, Small Company and Emerging Markets Equity made such repayments to the Investment Manager in the amount of $7,235 and $19,180, respectively. At December 31, 2003, the cumulative amount of reimbursement for Small Company, Emerging Markets Equity and Bond equaled $175,937, $3,006 and $322,415, respectively.
The Investment Manager has agreed to waive a portion of its fee or reimburse expenses of Special Equity commensurate with the reduction in the fee paid to Essex Investment Management Company LLC ("Essex") (sub-advisor to Special Equity since December 19,
2003), which is 0.10% of the average daily net assets of the portion of the Fund managed by Essex in excess of $100 million. For the period from December 19, 2003 to December 31, 2003, the amount reimbursed equaled $14,430.
Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(d) Dividends and Distributions
-------------------------------
Dividends resulting from net investment income, if any, normally will be declared and paid annually for Global Bond and the Equity Funds. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Bond. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2003 were as follows:




				Value					Capital Appreciation
				2003		2002			2003		2002
				--------------------    		---------------------
Distributions paid from:
Ordinary income			$438,692	$344,183		$   -   	$   -
Short-term capital gains	    -		  18,462		    -   	    -
Long-term capital gains		    -   	 230,471	 	    -   	    -
				-----------	----------		---------	---------
$438,692	$593,116	$   -   	$   -
As a % of distributions paid:
Qualified ordinary income	 100.00%	    -   		    -   	    -
Odinary income - dividends
 received deduction		 100.00%	 100.00%		    -   	    -
Qualified long-term gains	    -   	    -   		    -   	    -






					Small Company			Special Equity
					2003		2002		2003		2002
					----------	----------    	----------	-----------
Distributions paid from:
Ordinary income				$   -		$   -		$   -   	$   -
Short-term capital gains		    -		    -		    -   	    -
Long-term capital gains			    -               - 	 	    -   	    -
					----------	----------	----------	-----------
					$   -		$   -		$   -   	$   -
As a % of distributions paid:
Qualified ordinary income		    -		    -   	    -   	    -
Odinary income - dividends
 received deduction			    -		    -		    -   	    -
Qualified long-term gains		    -   	    -   	    -   	    -





					International Equity		Emerging Markets
					2003		2002		2003		2002
					----------	----------    -----------	----------
Distributions paid from:
Ordinary income				$ 3,048,493	$1,120,045	$122,962	$  -
Short-term capital gains		    -    	    -   	    -   	   -
Long-term capital gains			    -   	    -   	    -   	   -
					-----------	----------	---------	---------
					$ 3,048,493	$1,120,045	$122,962	$  -
As a % of distributions paid:
Qualified ordinary income		  87.46%	    -   	  70.46%	   -
Ordinary income - dividends
received deduction			    -   	    -   	    -   	   -
Qualified long-term gains		    -   	    -   	    -   	   -






					Bond				Global Bond
					2003		2002		2003		2002
					----------	----------    ------------	---------
Distributions paid from:
Ordinary income				$ 7,242,910	$5,176,925	$2,551,416	$517,386
Short-term capital gains		  1,005,942	    -   	   436,611	 202,091
Long-term capital gains			    646,677	    -   	   208,379	   -
					-----------	----------	---------	---------
					$ 8,895,529	$5,176,925	$3,196,406	$719,477
As a % of distributions paid:
Qualified ordinary income		    -   	    -   	    -  		   -
Ordinary income - dividends
received deduction			    -   	    -   	    -   	   -
Qualified long-term gains		  100%   	    -   	  76.47%   	   -


----------------------------------------------------------
As of December 31, 2003, the components of distributable earnings
(excluding unrealized appreciation/depreciation) on a tax basis consisted of:



							Capital		Special		Small
					Value 		Appreciation	Equity		Company
					------------------------------------------------------------
Capital loss carryforward		$(5,605,699)    $(166,675,633)  $(385,255,587)  $(9,008,271)
Undistributed ordinary income		      8,557	 -   		   -   		  -
Undistributed long-term
 capital gains			 	    -   	 -   		   -   		  -
Undistributed long-term
 capital gains				    -   	 -   		   -   		  -
					------------------------------------------------------------
					$(5,597,142) 	$(166,675,633) 	$(385,255,587) 	$(9,008,271)





				International 	Emerging	Global
				Equity	   	Markets		Bond		Bond
				---------------------------------------------------------
Capital loss carryforward	$(161,302,578)  $(2,488,378) 	$   -    	$   -
Undistributed ordinary income	       39,291	 -   		   37,682	 118,299
Undistributed long-term
 capital gains			     -   	 -   		  286,368           -
Undistributed long-term
 capital gains			     -   	 -   		  235,226	    -
				---------------------------------------------------------
				$(161,263,287)  $(2,488,378)    $ 559,276       $118,299



(e) Federal Taxes
-----------------
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986,as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers
----------------------------
As of December 31,2003,the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.


			Capital Loss
Fund 			Carryover Amount 	Expires Dec. 31,
----------------------	-----------------	----------------
Value 			$5,605,699 		2010

Capital Appreciation 	122,787,551 		2009
			 30,988,593		2010
			 12,899,489		2011

Small Company		  1,040,860		2008
			  6,267,133		2009
			  1,700,278		2010

Special Equity 		143,377,771		2009
			241,877,816		2010

International Equity 	 52,865,926		2009
			 92,266,533		2010
			 16,170,119		2011

Emerging Markets Equity   2,488,378		2010



(g) Capital Stock
-----------------
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2003, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Value - one owns 40%; Capital Appreciation - one owns 19%; Special Equity - one owns 24%; International Equity - three own 50%; Emerging Markets Equity - two own 64%; Bond - three own 56%; and Global Bond - one owns 20%.

(h) Repurchase Agreements
-------------------------
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund 's custodian or at the Federal Reserve Bank.
If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

-----------------------------------------------------------
(i) Foreign Currency Translation
--------------------------------
The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss)on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.
In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates
-----------------------------------------------
The Trust has entered into a Fund Management Agreement under which the Investment Manager provides or oversees investment advisory and management services to the Funds. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. The Funds are distributed by Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.
Investment advisory and management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 2003, were as follows:



Investment Advisory
Fund 				and Management Fee
----				-------------------
Value 				0.75%
Capital Appreciation 		0.80%
Small Company 			0.90%
Special Equity 			0.90%
International Equity 		0.90%
Emerging Markets Equity 	1.15%
Bond 				0.625%
Global Bond 			0.70%


The Trust has entered into an Administration and Shareholder Servicing Agreement under which The Managers Funds LLC serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the year ended December 31, 2003, each of the Funds, except Global Bond, paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. Global Bond paid a fee to the Administrator at the rate of 0.20% per annum of the Fund's average daily net assets.
The aggregate annual fee paid to each Independent Trustee for serving as a Trustee of the Trust is $20,000. In addition, the in-person and telephonic meeting fees the Trustees receive are $1,000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust and other affiliated funds in the complex.

----------------------------------------
(3) Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2003, were as follows:



			Long-Term Securities	 	U. S. Government Securities
Fund 			Purchases 	Sales 		Purchases 	Sales
-------------------	----------	----------	-----------	--------------
Value 			$59,394,377 	$28,117,788	   N/A 		     N/A
Capital Appreciation 	110,864,858 	134,275,204 	   N/A 		     N/A
Small Company 		  6,752,871       7,506,376        N/A 		     N/A
Special Equity 	      1,641,962,279   1,436,929,354	   N/A 		     N/A
International Equity 	219,544,078     385,982,016        N/A		     N/A
Emerging Markets Equity  23,004,105      19,671,861        N/A		     N/A
Bond 		         40,366,658      29,892,071     $108,299,809 	$79,317,107
Global Bond 		 30,242,548  	 26,374,792   	  13,147,316 	 10,828,275


(4) Portfolio Securities Loaned
-------------------------------
The Funds may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) Commitments and Contingencies
---------------------------------
In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

(6) Risks Associated with Collateralized Mortgage Obligations ("CMOs")
----------------------------------------------------------------------
The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements.
CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.
Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Forward Commitments
-----------------------
Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(8) Forward Foreign Currency Contracts
--------------------------------------
During the year ended December 31,2003,International Equity and Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.
A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

-------------------------------------------------------------
The Funds, except Value, Capital Appreciation, Small Company and Special Equity may invest in non - U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S.
Dollars) at December 31, 2003, were as follows:


						Global Bond
			----------------------------------------------------------
			Settlement	Contract Value		Current Value		Unrealized
Foreign Currency	Date		(Payable Amount) 	(Receivable Amount)	Gain/Loss
----------------	-----------	----------------	-----------------	----------
Australian Dollar
 Contracts		01/02/04	$  102,332		$  103,674		$   1,342
Danish Krone Contracts	01/05/04	    25,099		    25,343		      244
Norwegian Krone
 Contracts		01/05/04	    50,416		    51,194		      778
Swedish Krona Contracts 01/05/04	    51,105		    51,600		      495
					----------		----------		----------
					$  228,952		$  231,811		$   2,859




(9) Futures Contracts Held or Issued for Purposes other than Trading
--------------------------------------------------------------------
International Equity uses interest-rate futures contracts for risk management purposes in order to reduce fluctuations in net asset value relative to the Fund 's targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund had the following open futures contracts as of December 31, 2003: Long -3-month Eurodollar, 18 contracts, expiring March 2004 with an unrealized gain of $17,737.

(10) Transactions with Affiliated Companies
-------------------------------------------
An affiliated company is a company that is directly or indirectly controlled by a related party or a company in which a fund has ownership of at least 5%of the voting securities. Transactions during the year ended December 31, 2003, with companies which are or were affiliates are as follows:




Summary of Transactions with Affiliated
Companies - Special Equity
----------------------------------------


				Purchase	Sales		Dividend	Market
Affiliate			 Cost		 Cost 		 Income 	 Value
--------------------------	----------	--------	----------	------------
AK Steel Holding Corp.		$  -   		$  -   		$  -   		$31,034,520
Axsys Technologies, Inc.	   -   		1,502,798	   -   	  	  6,155,622
Brandywine Realty Trust		696,024	   	  930,388	 374,044	  5,851,922
Duckwall-ALCO Stores, Inc.	   -   	 	   -   	 	   -   		  3,890,460
Meristar Hospitality Corp.	15,826,288	   -   		   -   		 31,597,587
				----------	--------	----------	------------
Totals				$16,522,312 	$2,433,186	$374,044	$78,530,111



Report of Independent Auditors
--------------------------------------------------------------
To the Trustees of The Managers Funds and the Shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (eight of the series constituting The Managers Funds, hereafter referred to as the "Funds"), at December 31, 2003,and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2004

Trustees and Officers (unaudited)
---------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.
The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10%or more of the outstanding shares of the Trust.

Independent Trustees
--------------------
The following Trustees are not "interested persons" of the Trust within the meaning of the 1940 Act:



Name, Date of Birth, Number of	Principal Occupation(s)During Past 5 Years and
Funds Overseen in Fund Complex*	Other Directorships Held by Trustee
-------------------------------	---------------------------------------------
Jack W. Aber, 9/9/37		Professor of Finance, Boston University School
* Trustee since 1999		of Management (1972-Present); Trustee of
* Oversees 21 Funds in		Appleton Growth Fund (1 portfolio); Trustee of
Fund Complex			Third Avenue Trust (4 portfolios); Trustee of
				Third Avenue Variable Trust (1 portfolio)
-------------------------------	---------------------------------------------
William E. Chapman, II, 9/23/41	President and Owner, Longboat Retirement
* Trustee since 1999		Planning Solutions (1998-Present);Hewitt
* Oversees 21 Funds		Associates, LLC (part time)(provider of
in Fund Complex			Retirement and Investment Education Seminars);
				Interim Executive Vice President, QuadraMed
				Corporation (2001); President Retirement Plans
				Group, Kemper Funds (1990-1998); Trustee of
				Bowdoin College (2002-Present); Trustee of
				Third Avenue Trust (4 portfolios); Trustee of
				Third Avenue Variable Trust (1 portfolio)
-------------------------------	---------------------------------------------
Edward J. Kaier, 9/23/45	Partner, Hepburn, Willcox, Hamilton & Putnam
* Trustee since 1999		(1977-Present); Trustee of Third Avenue Trust
* Oversees 21 Funds in Fund	(4 portfolios);Trustee of Third Avenue Variable
 Complex			Trust (1 portfolio)
-------------------------------	---------------------------------------------
Madeline H. McWhinney, 3/11/22	Member, Investment Committee, New Jersey
* Trustee since 1987		Supreme Court (1990-Present); Member, Advisory
* Oversees 13 Funds in Fund	Board on Professional Ethics, New Jersey
 Complex			Supreme Court (1983-1998); President, Dale,
				Elliott & Company, Inc. (Management Consultant)
				(1977-1994); No other directorships held by
				trustee.
-------------------------------	---------------------------------------------
Steven J.Paggioli,4/3/50	Consultant (2001-Present); Formerly Executive
* Trustee since 1993		Vice President and Director, The Wadsworth
* Oversees 13 Funds in Fund	Group (1986-2001); Executive Vice President,
Complex				Secretary and Director, Investment Company
				Administration, LLC (1990-2001); Vice
				President, Secretary and Director, First Fund
				Distributors, Inc. (1991-2001); Trustee,
				Professionally Managed Portfolios (15
				portfolios); Director, Sustainable Growth
				Advisors, LP.
-------------------------------	---------------------------------------------
Eric Rakowski, 6/5/58		Professor, University of California at Berkeley
* Trustee since 1999		School of Law (1990-Present); Visiting
* Oversees 21 Funds in Fund	Professor, Harvard Law School (1998-1999);
				Complex	Trustee of Third Avenue Trust (4 portfolios);
				Trustee of Third Avenue Variable Trust (1
				portfolio)
-------------------------------	---------------------------------------------
Thomas R. Schneeweis, 5/10/47	Professor of Finance, University of
* Trustee since 1987		Massachusetts (1985-Present); Managing
* Oversees 13 Funds in Fund	Director, CISDM at the University of
Complex				Massachusetts, (1994-Present); President and
				Chief Executive Officer, Schneeweis Partners,
				LLC (2001-Present); No other directorships held
				by trustee.
-------------------------------	---------------------------------------------




*The Fund Complex consists of Managers AMG Funds, The Managers
Funds, Managers Trust I and Managers Trust II.


Interested Trustees
-------------------
The following Trustees are "interested persons" of the Trust within the meaning of the 1940 Act. Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Trustees and Officers (continued) (unaudited)
---------------------------------------------------------------



Name, Date of Birth, Number of	Principal Occupation(s)During Past 5 Years and
Funds Overseen in Fund Complex*	Other Directorships Held by Trustee
-------------------------------	---------------------------------------------
Sean M. Healey, 5/9/61		President and Chief Operating Officer,
* Trustee since 1999		Affiliated Managers Group, Inc. (1999-Present);
* Oversees 21 Funds in		Director, Affiliated Managers Group, Inc.
Fund Complex			(2001-Present); Executive Vice President,
				Affiliated Managers Group, Inc. (1995-1999); Vice
				President, Goldman, Sachs & Company (1987-1995);
				No other directorships held by trustee.
-------------------------------	---------------------------------------------
Peter M. Lebovitz, 1/18/55	President and Chief Executive Officer, The
* Trustee & President since 2002 Managers Funds LLC (1999-Present); President,
* Oversees 21 Funds in Fund	Managers Distributors, Inc. (2000-Present);
Complex				Director of Marketing, The Managers Funds, LP
				(1994-1999); Director of Marketing, Hyperion
				Capital Management, Inc. (1993-1994); Senior Vice
				President, Greenwich Asset Management, Inc.
				(1989-1993); No other directorships held by
				trustee.
-------------------------------	---------------------------------------------


*The Fund Complex consists of Managers AMG Funds, The Managers
Funds, Managers Trust I and Managers Trust II.


Officers
--------



Name, Date of Birth, Position(s)
Held With Fund &Length of
 Time Served			Principal Occupation(s)During Past 5 Years
-------------------------------	-------------------------------------------------
Galan G.Daukas, 10/24/63	Chief Operating Officer, The Managers Funds LLC,
* Chief Financial Officer	(2002-Present); Chief Financial Officer, Managers
since 2002			AMG Funds, Managers Trust I and Managers Trust II
				(2002-Present); Chief Operating Officer and
				Chairman of the Management Committee, Harbor
				Capital Management Co., Inc. (2000-2002); Chief
				Operating Officer, Fleet Investment Advisors
				(1992-2000).
------------------------------- -------------------------------------------------
Donald S. Rumery, 9/23/58	Director, Finance and Planning, The Managers
* Treasurer since 1995		Funds LLC, (1994-Present); Treasurer and
* Secretary since 1997		Chief Financial Officer, Managers Distributors,
				Inc. (2000-Present); Treasurer and Secretary of
				Managers Trust I and Managers Trust II (2000-
				Present); Treasurer of Managers AMG Funds (1999-
				Present)
------------------------------- -------------------------------------------------



MANAGERS
--------

Investment Manager and Administrator
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Distributor
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
---------
The Bank of New York
101 Barclay Street, 13th Floor
New York, New York 10286

Legal Counsel
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

Transfer Agent
-------------
Boston Financial Data Services, Inc.
Attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

For ManagersChoice Only
-----------------------
The Managers Funds
PFPC Inc. c/o Wrap Services
P.O. Box 9847
Providence, RI 02940
(800) 358-7668

MANAGERS
--------

The Managers Funds
------------------

Equity Funds:

VALUE FUND
Armstrong Shaw Associates Inc.
Osprey Partners Investment Management, LLC

CAPITAL APPRECIATION FUND
Essex Investment Management Co., LLC
Bramwell Capital Management, Inc.

SMALL COMPANY FUND
Kalmar Investment Advisers, Inc.

SPECIAL EQUITY FUND
Donald Smith & Co., Inc.
Essex Investment Management Co., LLC
Kern Capital Management LLC
Skyline Asset Management, L.P.
Westport Asset Management, Inc.

INTERNATIONAL EQUITY FUND
Lazard Asset Management, LLC
Bernstein Investment Research and Management
Mastholm Asset Management, L.L.C.

EMERGING MARKETS EQUITY FUND
Rexiter Capital Management Limited

FIRST QUADRANT TAX-MANAGED EQUITY FUND
First Quadrant, L.P.

Income Funds:

MONEY MARKET FUND
J.P. Morgan Fleming Asset Management (USA), Inc.

SHORT DURATION GOVERNMENT FUND
Smith Breeden Associates, Inc.

TOTAL RETURN BOND FUND
Merganser Capital Management LP

INTERMEDIATE DURATION GOVERNMENT FUND
Smith Breeden Associates, Inc.

BOND FUND
Loomis, Sayles & Co., L.P.

GLOBAL BOND FUND
Loomis, Sayles & Co., L.P.

Managers AMG Funds
------------------

Equity Funds:

ESSEX AGGRESSIVE GROWTH FUND
ESSEX LARGE CAP GROWTH FUND
Essex Investment Management Co., LLC

RORER LARGE-CAP FUND
RORER MID-CAP FUND
Rorer Asset Management, LLC

SYSTEMATIC VALUE FUND
Systematic Financial Management, LLP

BURRIDGE SMALL CAP GROWTH FUND
The Burridge Group LLC

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus, which is available by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., member NASD.

www.managersfunds.com
www.managersamg.com
www.managerschoice.com

Item 2.  CODE OF ETHICS.
====================================================================
Registrant has adopted a Code of Ethics.  See attached Exhibit 10(a).


Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
====================================================================
Registrant's Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are "independent" as such term is defined in Form N-CSR.


Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
====================================================================

(a) Audit Fees.
    -----------

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP ("PwC") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (each a "Fund" and collectively the "Funds") and for all funds in The Managers Funds Family of Funds Complex are shown in the table below.


Fund 						2003 (A)	2002 (A)
----						--------	--------
Managers Value Fund				$19,645 	$19,185
Managers Capital Appreciation Fund		 21,481		 21,738
Managers Small Company Fund			 11,133		 11,770
Managers Special Equity Fund			 55,328		 57,293
Managers International Equity Fund		 34,733		 39,540
Managers Emerging Markets Equity Fund		 14,233		 13,797
Managers Bond Fund				 26,003		 22,660
Managers Global Bond Fund			 23,235		 22,244
All funds in The Managers Funds Family of Funds
  Complex audited by PwC 			$318,166 	$281,165




(A) Aggregate amounts may reflect rounding.



(b) Audit-Related Fees.
    -------------------
In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.



Fund 					2003 (A), (B) 	2002 (A), (B)
----					-------------	-------------
Managers Value Fund			$0 		$0
Managers Capital Appreciation Fund	0		 0
Managers Small Company Fund		0		 0
Managers Special Equity Fund		0		 0
Managers International Equity Fund	0		 0
Managers Emerging Markets Equity Fund	0		 0
Managers Bond Fund			0		 0
Managers Global Bond Fund		0		 0



(A) Aggregate amounts may reflect rounding.

(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Affiliated Managers Group, Inc. ("AMG") and entities controlling, controlled by, or under common control with AMG (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.



Billed By 	2003 (A), (B)	2002 (A), (B)
---------	-------------	-------------
PwC 		$0 		$0



(A) Aggregate amounts may reflect rounding.

(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.


(c) Tax Fees.
    ---------
In each of the fiscal years ended December 31, 2003 and December
31, 2002, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds is shown in the table below.


Fund					2003 (A), (B)	2002 (A), (B)
----					-------------	-------------
Managers Value Fund			$2,269 		$5,038
Managers Capital Appreciation Fund	 2,527		 5,847
Managers Small Company Fund		 2,004		 5,766
Managers Special Equity Fund		 4,124		 9,251
Managers International Equity Fund	 3,574		 8,310
Managers Emerging Markets Equity Fund	 2,757		 6,517
Managers Bond Fund	 		 3,040		 6,317
Managers Global Bond Fund		 3,006		 7,014



(A) Aggregate amounts may reflect rounding.

(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.


In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.


Billed By 	2003 (A), (B)	2002 (A), (B)
---------	-------------	-------------
PwC 		     $0 		$0


(A) Aggregate amounts may reflect rounding.

(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.
    ---------------
In each of the fiscal years ended December 31, 2003 and December
31, 2002, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the Funds is shown in the table below.




Fund					2003 (A), (B)	2002 (A), (B)
----					-------------	-------------
Managers Value Fund			$0 		   $203
Managers Capital Appreciation Fund	 0		    515
Managers Small Company Fund		 0		     80
Managers Special Equity Fund		 0		  7,940
Managers International Equity Fund	 0	  	  1,642
Managers Emerging Markets Equity Fund	 0		     88
Managers Bond Fund			 0		    344
Managers Global Bond Fund		 0		     72



(A) Aggregate amounts may reflect rounding.

(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds is shown in the table below.


Billed By 	2003 (A), (B)	2002 (A), (B)
---------	-------------	-------------
PwC 		        $0 		$0



(A) Aggregate amounts may reflect rounding.
(B) Amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.


(e) (1) Audit Committee Pre-Approval Policies and Procedures:
	-----------------------------------------------------

The Audit Committee has adopted pre-approval policies and procedures as follows: Before PwC is engaged to render audit or non-audit services, the engagement is approved by the Audit Committee. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve any other non-audit services to be performed by PwC involving fees of not more than $20,000, provided that the Chairman notifies members of the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

 (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X:
-----------------------------------------------------------------

Audit-Related Fees:
-------------------

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees:
---------
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees:
---------------
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(f) According to PwC for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the Funds' financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:



Fund 					2003
----					----
Managers Value Fund			0%
Managers Capital Appreciation Fund	0%
Managers Small Company Fund		0%
Managers Special Equity Fund		0%
Managers International Equity Fund	0%
Managers Emerging Markets Equity Fund	0%
Managers Bond Fund			0%
Managers Global Bond Fund		0%



(g) The following table sets forth the non-audit services provided by PwC to the Funds' advisers The Managers Funds and entities controlling, controlled by or under common control with The Managers Funds LLC that provide ongoing services to the Funds
("Control Affiliates") for the last two fiscal years.


			Audit-related fees (A)	Tax fees (A)		All other fees (A)
			----------------------	------------		------------------
			2002	2003		2002	2003	  	2002    2003
			----	----		----	----		----	----
Control Affiliates     	$0	$0	  	$17,800 $16,350     	$0      $0



(A) Aggregate amounts may reflect rounding.

(h) The Trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.


Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
====================================================================
Not applicable.


Item 6. [RESERVED]
====================================================================


Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
====================================================================
Not applicable.


Item 8. [RESERVED]
====================================================================


Item 9.  CONTROLS AND PROCEDURES.
====================================================================
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 10.  EXHIBITS
====================================================================
(a)	Any code of ethics or amendments hereto.  Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley
	Act of 2002.  Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley
	Act of 2002.  Filed herewith.


				SIGNATURES
				==========

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS


By:	/s/ Peter M. Lebovitz
	----------------------------
	Peter M. Lebovitz, President


Date:	March 5, 2004
	-------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:	/s/ Peter M. Lebovitz
	----------------------------
	Peter M. Lebovitz, President

Date:	March 5, 2004
	-------------



By:	/s/ Galan G. Daukas
	----------------------------------------
	Galan G. Daukas, Chief Financial Officer

Date:	March 5, 2004
	-------------